AAL Variable Product Series Fund, Inc.

Semi-Annual Report

June 30, 2002

AAL Technology Stock Portfolio

AAL Aggressive Growth Portfolio

AAL Small Cap Stock Portfolio

AAL Small Cap Index Portfolio

AAL Mid Cap Stock Portfolio

AAL Mid Cap Index Portfolio

AAL International Portfolio

AAL Capital Growth Portfolio

AAL Large Company Index Portfolio

AAL Equity Income Portfolio

AAL Balanced Portfolio

AAL High Yield Bond Portfolio

AAL Bond Index Portfolio

AAL Money Market Portfolio

Table of Contents

         President's Letter                                                2
         The Economy and Markets in Review                                 3
         Portfolio Perspective
         AAL Technology Stock Portfolio                                    4
         AAL Aggressive Growth Portfolio                                   6
         AAL Small Cap Stock Portfolio                                     8
         AAL Small Cap Index Portfolio                                    10
         AAL Mid Cap Stock Portfolio                                      12
         AAL Mid Cap Index Portfolio                                      14
         AAL International Portfolio                                      16
         AAL Capital Growth Portfolio                                     18
         AAL Large Company Index Portfolio                                20
         AAL Equity Income Portfolio                                      22
         AAL Balanced Portfolio                                           24
         AAL High Yield Bond Portfolio                                    26
         AAL Bond Index Portfolio                                         28
         AAL Money Market Portfolio                                       30

         Schedule of Investments
         AAL Technology Stock Portfolio                                   32
         AAL Aggressive Growth Portfolio                                  34
         AALSmall Cap Stock Portfolio                                     36
         AAL Small Cap Index Portfolio                                    40
         AAL Mid Cap Stock Portfolio                                      49
         AAL Mid Cap Index Portfolio                                      52
         AAL International Portfolio                                      59
         AAL Capital Growth Portfolio                                     63
         AAL Large Company Index Portfolio                                66
         AAL Equity Income Portfolio                                      74
         AAL Balanced Portfolio                                           76
         AAL High Yield Bond Portfolio                                    94
         AAL Bond Index Portfolio                                        101
         AAL Money Market Portfolio                                      110

         Statement of Assets and Liabilities                             112

         Statement of Operations                                         116

         Statement of Changes in Net Assets                              120

         Notes to Financial Statements                                   126

         Financial Highlights                                            134

         A Note on Forward-Looking Statements                            143

         Glossary of Terms                                               143

[PICTURE HERE]

Dear Member:

We are pleased to provide you with the semi-annual report for the six months ended June 30, 2002, for the AAL Variable Product Series Fund, Inc.

This year has been an exciting year for our organization. After starting the year with the merger of Aid Association for Lutherans and Lutheran Brotherhood, we recently changed our name to Thrivent Financial for Lutherans (Thrivent Financial). This merger has made us the largest fraternal organization in the history of the United States. Now we are working to make sure that it is also the nation’s best fraternal.

As part of the merger, the two separate investment operations of Thrivent Financial have merged. There have been changes in portfolio management for a number of the portfolios, but the investment objectives and strategies of the individual portfolios have not changed.

Additional changes are on the way. In the months ahead, staff from our new, combined organization will continue the process of rolling out our new name and identity to members and the public. Our corporate staff and our financial associates across the nation will continue to look for ways to provide value and efficiency for members in the new organization.

Watch your mail for more information as the new name is installed and new products and services become available.

The following pages include the “Economic and Market Overview,” by Jim Abitz, Thrivent Financial’s Chief Investment Officer, which discusses the forces that have influenced your investments during the six-month period ended June 30, 2002. Also included is performance, holdings and financial information for each of the Portfolios including overviews from the Portfolio Managers.

Volatility was seen throughout the financial markets for the period. Numerous issues have contributed to a lack of investors’ confidence over the past six months. They include persistent economic uncertainty, the unrest in the Middle East, and of course, the concerns over corporate financial reporting.

Fortunately, I believe that more positive news is ahead. As the economy improves, corporate earnings should improve and investment returns should follow. Today’s investors will also need to have confidence that companies are accurately representing their financial position.

It is important to maintain a long-term focus and not be concerned with daily market fluctuations. You may want to review your insurance and investment goals to be sure they have not changed. If they have, contact your financial associate for help meeting these new goals.

If you have questions you may contact your financial associate or call the Customer Interaction Center at (800) 225-5225.

Thank you for the opportunity to help serve your financial needs.

Best regards,

/s/ Robert G. Same

Robert G. Same
Vice President
Thrivent Financial for Lutherans
President
AAL Variable Product Series Fund, Inc.

The Economy and Markets in Review

[PICTURE HERE]

U.S. Economy

The U.S. economy snapped back sharply in the first quarter of 2002, expanding by 5.0% before slumping to an estimated 1.1% rate of growth in the second quarter. Economic growth was fueled by productivity gains and healthy demand for big-ticket items like housing and automobiles. Despite economic renewal, labor conditions remained fragile during the first half of the year. The U.S. unemployment rate reached an eight-year high of 6.0% in April, before falling slightly in May and June. In addition, consumer confidence showed measurable improvement.

Inflation & Monetary Policy

Inflationary pressures were muted throughout the first half of 2002, even after factoring in a modest increase in energy prices. Competitive pressures and excess industrial capacity stymied manufacturers’ ability to raise prices, while soaring productivity helped contain production costs. With inflation under control, the Federal Reserve left interest rates unchanged, marking the end of a monetary easing cycle which saw short-term interest rates hit a 40-year low. In turn, low interest rates fueled an early surge in home refinancing, while providing strong incentives for business investment.

Equity Performance

The equity markets were witness to choppy trading patterns, even as the U.S. economy showed signs of recovery. Early on, sluggish corporate earnings served as a primary source of concern for investors. Then, as a number of high-profile accounting scandals came to light, market participants reoriented their focus toward corporate accounting practices. Following the collapse of energy trader Enron Corp., investors began selling off shares of large, highly leveraged firms, as well as those with aggressive acquisition histories.

While value-oriented shares generally outpaced growth issues during the period, market capitalization also had a bearing on performance. On balance, small- and mid-capitalization stocks fared best, with the medium-company S&P MidCap 400 Index posting a negative 3.21% total return, and the small-company Russell 2000 returning negative 4.69%. Large-company growth stocks sustained greater losses; the S&P 500 finished the period with a negative 13.16% total return, while the technology-heavy NASDAQ Composite Index lost 24.84% of its value.

Fixed-Income Performance

Volatile conditions in the equity markets sparked a modest flight to quality during the period, providing a boost to investment-grade bond prices. Asset- and mortgage-backed bonds performed particularly well during the first quarter, while the rising tide of accounting-related concerns sparked increased demand for government agency securities in May and June.

The high-yield bond market began the year with a flourish, buoyed by improved economic conditions and strong technical support. May and June ushered in a rapid reversal in market sentiment, however, owing to accounting-related concerns and setbacks in the telecommunications and energy services industries.

Outlook

A broad range of issues have conspired to undermine investors’ confidence over the past six months, not the least of which are turmoil in the Middle East, lingering economic weakness and concerns over financial reporting standards. Until the corporate earnings picture improves and firms take measures to restore investors’ trust, it may be difficult to brighten investors’ near-term outlook.

Fortunately, there is reason for optimism in the months ahead. With its aggressive approach toward monetary policy in 2001, the Federal Reserve has created favorable conditions for economic expansion over the balance of 2002. Already, manufacturing activity has picked up, while capital spending has also shown signs of rebounding. Typically, as businesses’ investment increases and corporate earnings improve, investment returns follow suit. In the current climate, however, investors will require further reassurance that companies are accurately representing their financial position. How quickly and convincingly corporate America can regain financial credibility could determine the timing and direction of investment returns.

/s/ James Abitz

James Abitz
Chief Investment Officer

Technology Stock Portfolio

[PICTURES HERE]

The last two years have been the most challenging environment for technology and technology-related companies in a decade. After a substantial rally in the fourth quarter of 2001, the group again came under significant pressure in the first half of 2002, as concerns about the sustainability of the economic recovery and the quality of earnings resurfaced. For the six-month period ended June 28, 2002, The AAL Technology Stock Portfolio produced a negative 34.67% total return. The Goldman Sachs Technology Index, the Portfolio’s benchmark, produced a negative 33.00% total return. The AAL Technology Stock Portfolio suffered along with that of most similar technology-based Portfolios. While we are disappointed with these results, we believe that recent declines have created interesting and unique opportunities among technology stocks for investors with a long-term perspective.

Technology is a Cyclical Growth Industry

Technology stocks lost ground after continued evidence that companies were deferring capital spending until the business outlook improved. The result of the exaggerated cyclical upturn seen in the late 1990‘s due to Y2K fears, huge telecom spending and heavy Internet expansion created an oversupply of capital, competition and inventory levels. The current economic recession only intensified the negative effect on the technology sector.

Overweights in the telecommunications segment, a group that underperformed the broader benchmark, limited Portfolio returns. The telecommunication services sector includes the wireless service providers and wireless tower companies. The Portfolio’s performance in the consumer discretionary sector lagged primarily related to our position in Gemstar, a cable services business. (Please see the schedule of investments for more information about the Portfolio’s holdings). Our underweighting in the information technology service companies benefited performance relative to our benchmark.

Outlook

We have witnessed many positive factors that we believe will aid the recovery for the technology sector in the long run. With corporate earnings improving along with continued low interest rates, the outlook is beginning to look more favorable for technology stocks. Historically, technology spending has increased six months after corporate earnings rise and business confidence in the outlook improves. To achieve a sustained technology sector rally we need continued improvements in corporate profitability, an increase in business confidence and consolidation within the sector. There are currently too many companies chasing too few business deals.

/s/ Brian Flanagan

Brian Flanagan
Portfolio Manager

/s/ James A.Grossman

James A.Grossman
Portfolio Manager

This Portfolio concentrates its assets in technology-related industries. As a result, the Portfolio’s shares are likely to fluctuate in value more than those of a portfolio investing in a broader range of industries.

                         Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

                   Technology
                Stock Portfolio
   Date               Value          GSTI Value/*/
  03/01/01          10,000.00          10,000.00
  03/30/01           8,110.00           8,357.53
  04/30/01          10,020.00           9,952.64
  05/31/01           9,570.00           9,556.48
  06/30/01           9,680.00           9,581.66
  07/31/01           8,750.00           8,899.61
  08/31/01           7,580.00           7,740.57
  09/28/01           5,920.00           6,175.88
  10/31/01           6,850.00           7,167.74
  11/30/01           7,940.00           8,389.16
  12/31/01           7,870.00           8,241.07
  01/31/02           7,740.00           8,232.06
  02/28/02           6,620.00           7,132.43
  03/29/02           7,130.00           7,640.08
  04/30/02           6,280.00           6,704.49
  05/31/02           5,955.50           6,431.33
  06/28/02           5,141.80           5,521.79

--------------
/*/  The  Goldman  Sachs  Technology  Industry  Composite  Index  is a  modified capitalization-weighted  index of selected technology stocks. Data supplied by Goldman Sachs. It is not possible to invest directly in the Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                 (34.67)%
  1-Year                                       (46.88)%
  From Inception                               (39.45)%
  Inception Date                               03/01/01

            Past performance is not an indication of future results.

-----------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Aggressive Growth Portfolio

[PICTURE HERE]

Slower than expected economic growth and a continued slump in corporate profits provided little traction for large company growth stocks for the six-month period ended June 30, 2002. In this difficult environment, the AAL Aggressive Growth Portfolio registered a negative 23.23% total return.

Accounting Worries and Weak Profits

Over the last two months of the reporting period, a growing list of corporate scandals gave rise to concerns about corporate governance and a general mistrust of financial accounting standards across the market, sending stocks sharply lower from their already depressed base. Energy, utilities, cable/media and telecommunications sectors were affected by the growing malaise.

The Portfolio was hurt by a continued slide in technology shares, which fell as a general lack of demand caused prospects for stabilization in the sector to fade. We cut our technology exposure substantially over the last 18 months and continued to do so over the second quarter in response to further deterioration in business fundamentals and a continued lack of earnings visibility. These changes notwithstanding, our remaining exposure to technology - in most cases at significantly reduced position sizes - worked against us during the period.

Other setbacks included media shares, such as Comcast and Liberty Media, which suffered from fears that a rebound in advertising spending would be slower and less dramatic than some investors originally believed. Both companies also lost ground as a growing distrust of financial reporting and corporate management in general hit the media sector particularly hard.

Individual standouts included AFLAC, which we purchased after we became convinced that a stumble in the Japanese market, AFLAC’s single largest market, was temporary. Meanwhile defense contractor Raytheon performed well as a result of improved sentiment related to the sector as a whole and a clear improvement in Raytheon’s operating performance. (Please see the schedule of investments for more information about the Portfolio’s holdings).

Outlook

Looking ahead, we have positioned the Portfolio somewhat defensively in recognition of the uncertainty - both political and economic - that continues to define today’s market. At the same time, we are taking advantage of opportunities where we find them and are investing aggressively when we find strong franchises trading at compelling valuations. As the U.S. economy continues to improve and business earnings pick up, we feel that many investors will find intriguing prices on beaten down growth stocks. With value stocks having outperformed growth shares for nearly three years running, the table should be soon set for better growth investing fortunes.

/s/ Warren Lammert

Warren Lammert
Portfolio Manager

Stocks in companies that offer the potential for accelerated earnings or revenue growth are likely to have increased price volatility.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

              Aggressive Growth
   Date        Portfolio Value   S&P 500 Value/*/
  03/01/01       10,000.00          10,000.00
  03/30/01        9,080.00           9,356.53
  04/30/01       10,090.00          10,083.63
  05/31/01        9,860.00          10,151.19
  06/30/01        9,490.00           9,904.11
  07/31/01        9,020.00           9,806.65
  08/31/01        8,100.00           9,192.75
  09/28/01        7,260.00           8,450.44
  10/31/01        7,350.00           8,611.59
  11/30/01        7,830.00           9,272.19
  12/31/01        7,957.90           9,353.41
  01/31/02        7,707.66           9,216.94
  02/28/02        7,207.16           9,039.24
  03/29/02        7,547.50           9,379.20
  04/30/02        6,936.90           8,810.54
  05/31/02        6,811.07           8,745.61
  06/28/02        6,109.17           8,122.57

--------------------
/*/  An  unmanaged  index  comprised of 500 stocks  representative  of the stock market as a whole.  "S&P500(R)" is a trademark of The McGraw-Hill  Companies,
     Inc. and has been  licensed for use by Thrivent  Financial  for  Lutherans, formerly AAL. The product is not sponsored,  endorsed,  sold or promoted by
     Standard & Poor's and Standard  & Poor's makes no  representation  regarding the advisability of investing in the product.  It is not possible to invest directly in the Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                 (23.23)%
  1-Year                                       (35.63)%
--------------------------------------------------------------------------------
  From Inception                               (31.04)%
  Inception Date                               03/01/01

            Past performance is not an indication of future results.

------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Small Cap Stock Portfolio

[PICTURE HERE]

The small capitalization segment of the market continued to provide better returns relative to the large and mid capitalization sectors for the six months ended June 30, 2002. Generally, it has been a difficult environment for equity investors since the stock market peaks in the first quarter of 2000, particularly those portfolios investing in the growth and large-capitalization areas of the market. Small-cap stocks have achieved very attractive returns versus those groups, reflecting their relatively lower exposure to the technology and telecommunications industries. The AAL Small Cap Stock Portfolio produced a negative 6.44% return in the first half while the S&P 600 Index realized a negative 0.02% return.

The consumer discretionary sector, made up of household durable goods, retail services, recreational products, media production services and others, tends to be the most economic-sensitive sector and provided good returns in the first half. Strong results by our retail and restaurant holdings helped this sector in the first six months of 2002. An overweight in energy and energy-related stocks also helped performance as oil prices rose and uncertainty about the Middle East unrest increased. Strong performance in materials group, especially within chemical companies, aided Portfolio results.

The second quarter of 2002 was one of the most difficult quarters for technology and healthcare in the last 15 years. A premature return to an increased weighting in the technology sector has hurt the performance of the Portfolio. The overweight of the poor performing telecommunication sector was the biggest negative for the Portfolio. The Portfolio was underweight in healthcare, relative to its benchmark, which helped to minimize the negative returns. A number of healthcare issues and fundamental concerns plagued the sector. The financial sector was also hurt by poor performance due to lack of exposure to any real estate holdings (REIT) and an overweighting in asset management companies, a segment that didn’t perform in the difficult market conditions.

Outlook

The Portfolio retains its investment tilt towards growth-oriented companies, as we believe the correction in prices in this segment have been more than sufficient to reflect the changed fundamentals for the group. The second quarter of 2002 witnessed the widest difference between the growth and value investment style in history. Moreover, it has been the longest duration in which value has outperformed growth.

Our information technology sector will continue to be slightly overweight because valuations are particularly attractive. Technology shares have become less expensive relative to cash flow, with some depressed stocks trading at values near or below net cash per share.

Despite the recent market turmoil, the overall economic conditions continue to improve. We will continue to apply our disciplined investment approach, which is based on a combination of statistical analysis and our professional judgement. Our Portfolio will continue to seek value and search for companies that exhibit a strong business model and proven returns. The Portfolio remains broadly diversified across all sectors and focuses on the best companies within each sector.

/s/ Kevin Schmitting

Kevin Schmitting
Portfolio Manager

Small company stock prices are generally more volatile than large company stock prices.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

             Small Cap Stock        S&P Small
    Date      Portfolio Value   Cap 600 Value/*/
  03/01/01       10,000.00         10,000.00
  03/30/01        9,490.00          9,542.91
  04/30/01       10,240.00         10,270.27
  05/31/01       10,500.00         10,466.74
  06/30/01       10,790.00         10,850.35
  07/31/01       10,620.00         10,668.93
  08/31/01       10,350.00         10,425.68
  09/28/01        9,060.00          9,016.34
  10/31/01        9,750.00          9,497.18
  11/30/01       10,400.00         10,191.90
  12/31/01       11,110.00         10,881.59
  01/31/02       11,090.00         10,976.47
  02/28/02       10,689.27         10,787.67
  03/29/02       11,390.54         11,639.79
  04/30/02       11,380.52         11,968.73
  05/31/02       11,053.33         11,473.34
  06/28/02       10,394.34         10,879.94

-----------------
/*/  An  unmanaged   index   comprised  of  600  stocks  designed  to  represent
     performance  of the  small-cap  segment of the U.S.  equity  markets.  "S&P
     SmallCap 600 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been  licensed for use by Thrivent  Financial for  Lutherans,  formerly
     AAL.  The  product is not  sponsored,  endorsed,  or promoted by Standard &
     Poor's  and  Standard  &  Poor's  makes  no  representation  regarding  the advisability  of  investing  in the  product.  It is not possible to invest directly in the Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (6.44)%
  1-Year                                        (3.67)%
---------------------------------------------------------------------------------------------------------------------------------------
  From Inception                                  2.96%
  Inception Date                               03/01/01

            Past performance is not an indication of future results.

-----------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Small Cap Index Portfolio

[PICTURE HERE]

Small company stocks, in comparison to the mid- and large-company stocks, performed relatively well during the turbulent market conditions in the six-month period ending June 30, 2002. The AAL Small Cap Index II Portfolio returned a negative 0.25% for the six-month reporting period as the Portfolio’s benchmark, the S&P SmallCap 600 Index returned a negative 0.02%. The discrepancy between the Portfolio and the index can primarily be attributed to expenses, cash flows, transaction costs and incremental weighting variances between the Portfolio and the Index.

Economic sectors that delivered favorable performance included consumer discretionary, financials and energy. The consumer discretionary sector was aided by the continued strength of consumer spending despite the market volatility and fears of continued economic weakness. Financials performed well due to strong returns in real estate holdings. Increased prices, along with continued Middle East unrest, helped boost the energy sector. Poor performing sectors were the telecommunication services, information technology and health care groups.

As a passive Portfolio, there are no active decisions regarding sector weightings or individual security holdings. The goal of the Portfolio is to match the performance of the S&P SmallCap 600 Index. To achieve this, we utilize a full replication strategy for the Portfolio; in other words, all 600 securities are purchased in approximately the same weight as in the Index. Portfolio performance will be impacted by the timing of cash flows, transaction fees and expenses, whereas the unmanaged Index has no costs associated with it.

/s/ Kevin Brimmer

Kevin Brimmer
Portfolio Manager

Small company stock prices are generally more volatile than large company stock prices. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

             Small Cap Index    S&P 600
    Date     Portfolio Value    Value/*/
  06/14/95     10,000.00       10,000.00
  06/30/95     10,110.07       10,159.02
  07/31/95     10,694.66       10,935.78
  08/31/95     10,900.04       11,172.87
  09/30/95     10,980.30       11,458.11
  10/31/95     10,495.50       10,892.42
  11/30/95     10,892.26       11,323.44
  12/31/95     11,070.35       11,510.27
  01/31/96     11,035.13       11,535.25
  02/29/96     11,309.20       11,912.80
  03/31/96     11,654.29       12,168.21
  04/30/96     12,285.49       12,866.91
  05/31/96     12,612.84       13,324.20
  06/30/96     12,046.53       12,801.76
  07/31/96     11,090.93       11,920.99
  08/31/96     11,734.05       12,657.35
  09/30/96     12,243.16       13,212.51
  10/31/96     12,187.36       13,121.08
  11/30/96     12,832.31       13,802.58
  12/31/96     13,084.10       13,964.21
  01/31/97     13,505.65       14,196.44
  02/28/97     13,499.36       13,902.71
  03/31/97     12,968.33       13,189.09
  04/30/97     13,172.32       13,350.65
  05/31/97     14,306.55       14,918.69
  06/30/97     14,779.01       15,578.09
  07/31/97     16,040.99       16,557.49
  08/31/97     16,348.23       16,974.41
  09/30/97     17,325.17       18,096.92
  10/31/97     16,477.85       17,315.86
  11/30/97     16,313.03       17,189.45
  12/31/97     16,402.76       17,536.51
  01/31/98     16,373.00       17,194.55
  02/28/98     17,785.34       18,760.63
  03/31/98     18,457.36       19,477.10
  04/30/98     18,560.07       19,591.82
  05/31/98     17,585.14       18,554.62
  06/30/98     17,627.17       18,609.18
  07/31/98     16,282.14       17,185.39
  08/31/98     13,162.28       13,868.26
  09/30/98     13,966.33       14,717.69
  10/31/98     14,624.84       15,401.18
  11/30/98     15,441.86       16,267.96
  12/31/98     16,425.02       17,307.65
  01/31/99     16,227.13       17,090.44
  02/28/99     14,764.64       15,550.08
  03/31/99     14,946.17       15,750.83
  04/30/99     15,943.46       16,791.49
  05/31/99     16,324.21       17,200.19
  06/30/99     17,249.36       18,179.23
  07/31/99     17,091.35       18,018.70
  08/31/99     16,344.96       17,225.88
  09/30/99     16,403.50       17,298.75
  10/31/99     16,367.64       17,255.33
  11/30/99     17,043.05       17,976.77
  12/31/99     18,427.61       19,454.64
  01/31/00     17,855.79       18,851.74
  02/29/00     20,222.35       21,376.37
  03/31/00     19,475.27       20,586.08
  04/30/00     19,130.26       20,233.24
  05/31/00     18,551.78       19,633.52
  06/30/00     19,636.64       20,794.45
  07/31/00     19,151.41       20,283.95
  08/31/00     20,838.61       22,081.92
  09/30/00     20,270.37       21,480.63
  10/31/00     20,402.22       21,615.10
  11/30/00     18,297.37       19,364.75
  12/31/00     20,496.55       21,750.29
  01/31/01     21,369.61       22,682.73
  02/28/01     20,072.56       21,298.63
  03/30/01     19,178.10       20,321.87
  04/30/01     20,626.62       21,870.81
  05/31/01     21,010.28       22,289.19
  06/30/01     21,768.97       23,106.09
  07/31/01     21,410.67       22,719.76
  08/31/01     20,922.83       22,201.75
  09/28/01     18,097.12       19,200.52
  10/31/01     19,049.47       20,224.48
  11/30/01     20,429.98       21,703.90
  12/31/01     21,804.15       23,172.60
  01/31/02     21,964.59       23,374.67
  02/28/02     21,595.57       22,972.62
  03/29/02     23,296.26       24,787.23
  04/30/02     23,938.03       25,487.72
  05/31/02     22,938.80       24,432.78
  06/28/02     21,749.44       23,169.12

---------------------
/*/  An  unmanaged   index   comprised  of  600  stocks  designed  to  represent
     performance  of the  small-cap  segment of the U.S.  equity  markets.  "S&P
     SmallCap 600 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been  licensed for use by Thrivent  Financial for  Lutherans,  formerly
     AAL.  The  product is not  sponsored,  endorsed,  or promoted by Standard &
     Poor's  and  Standard  &  Poor's  makes  no  representation  regarding  the advisability  of  investing  in the  product.  It is not possible to invest directly  in the Index.  Index  portfolios  are  subject to the same market risks associated with the stocks in their respective indexes.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (0.25)%
  1-Year                                        (0.09)%
--------------------------------------------------------------------------------
  5-Year                                          8.03%
  From Inception                                 11.66%
  Inception Date                               06/14/95

            Past performance is not an indication of future results.

------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Mid Cap Stock Portfolio

[PICTURE HERE]

The first six months of 2002 continued to reflect the challenging investment atmosphere that has existed since the peak in the broad stock market averages in the first quarter of 2000. Volatility in the equity markets remains high as investors attempt to gauge the fundamental strength of the economic recovery and those industries and companies that will achieve improved profits in the current environment. For the period, the AAL Mid Cap Stock Portfolio registered a negative 4.92% return while the portfolio’s benchmark, the S&P MidCap 400 Index, realized a negative return of 3.21%

Holdings in the financial sector, particularly our exposure to companies in the insurance industry that focus on the mortgage and title insurance segments, aided Portfolio results as the housing sector continued to experience robust demand. Energy stocks also provided better than market returns as energy prices remained firm and the segment provided a relatively safe haven for investors. The Portfolio also benefited from good stock selection within the healthcare industry.

Offsetting the positive returns listed above were sub-par returns to our holdings in the telecommunications services industry and poor performance from the Portfolio’s exposure in the media and cable industries. In addition, holdings in the information technology group continued to experience poor returns as the industry adjusts to the changed operating environment created by the dramatic over-investment of the prior economic cycle.

We have continued to pursue a strategy of broad industry and company diversification with a balanced exposure to both the growth and value segments of the markets. Many of the distortions that were created in the powerful advance in stocks in the late 1990s have been corrected. Nonetheless, the growth segment continues to experience a high level of volatility related to overcapacity in select industries and uncertainty surrounding the quality of reported earnings. While we have selectively reduced our exposure to that segment, we are maintaining some representation in those segments that offer good valuations and sound business models.

Outlook

We expect the economy to sustain its recovery from the weakness experienced in 2001, albeit at a below average pace. Interest rates and inflation are expected to remain low providing a constructive backdrop for the economy and, ultimately, corporate profits, which we expect to improve from the severely depressed levels seen last year. While the last few years have been a difficult period for stocks we believe the fundamental drivers for a more constructive equity environment are in place and the corrections of the cyclical excesses of the last cycle are largely behind us. We will continue to seek out those companies offering the opportunity for above average returns utilizing proprietary fundamental research and competitive analysis focusing on improving profit margin and revenue trends.

/s/ Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

               Mid Cap Stock
   Date        Portfolio Value     S&P MidCap 400/*/
03/01/01          10,000.00           10,000.00
03/30/01           9,190.00            9,292.07
04/30/01          10,300.00           10,317.17
05/31/01          10,410.00           10,557.46
06/30/01          10,280.00           10,514.81
07/31/01           9,710.00           10,358.14
08/31/01           9,150.00           10,019.33
09/28/01           8,020.00            8,773.03
10/31/01           8,350.00            9,161.06
11/30/01           8,690.00            9,842.55
12/31/01           9,039.30           10,351.02
01/31/02           8,878.94           10,297.28
02/28/02           8,848.88           10,309.95
03/29/02           9,440.14           11,046.90
04/30/02           9,390.03           10,995.31
05/31/02           9,308.46           10,809.82
06/28/02           8,594.23           10,018.65

----------------------
/*/  An  unmanaged   index   comprised  of  400  stocks  designed  to  represent
     performance of the mid-cap segment of the U.S. equity markets.  "S&P MidCap
     400 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been licensed for use by Thrivent  Financial  for  Lutherans,  formerly AAL. The product is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation  regarding the advisability of investing  in the  product.  It is not  possible to invest  directly in the
     Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (4.92)%
  1-Year                                       (16.40)%
--------------------------------------------------------------------------------
  From Inception                               (10.80)%
  Inception Date                               03/01/01

            Past performance is not an indication of future results.

/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Mid Cap Index Portfolio

[PICTURE HERE]

The AAL Mid Cap Index Portfolio provided a negative 3.41% total return for the six months ended June 30, 2002. For the same period, the S&P MidCap 400 Index provided a negative 3.21%. The difference in returns is the result of expenses, transaction costs, and small variances in weightings between the Portfolio and the Index.

Mid company stocks performed well relative to their large capitalization counterparts. The primary drivers in the performance in the mid-cap segment included consumer staples and consumer discretionary. This reflects the steady flow of consumer spending in the first six months of the year. Energy also was a positive performer due to higher energy prices. Telecommunication services suffered under significant pressure as investors lost confidence in this industry’s ability to deal with its capacity, debt and pricing issues. Continued weakness in the technology sector also placed a burden on performance.

As a passive Portfolio, there are not any active allocation decisions made based on our outlook for the market. The Portfolio is managed with the primary goal of replicating the S&P MidCap 400 Index—purchasing all 400 securities in proportions, as close as practical, to those of the Index. Differences in performance between the Fund and the Index are the result of management fees, costs for transactions, cash flows to the Portfolio, and minor variances in the proportion of each security relative to the Index. As always, it is our goal to minimize the impact of the various factors that can create “tracking error” relative to the Index, thereby aligning performance of the Portfolio as close to the Index as possible.

/s/ Kevin Brimmer

Kevin Brimmer
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

                Mid Cap Index
   Date         Portfolio Value     S&P MidCap 400/*/
   03/01/01       10,000.00             10,000.00
   03/30/01        9,300.00              9,292.07
   04/30/01       10,304.10             10,317.17
   05/31/01       10,542.52             10,557.46
   06/30/01       10,498.50             10,514.81
   07/31/01       10,341.08             10,358.14
   08/31/01        9,998.10             10,019.33
   09/28/01        8,778.57              8,773.03
   10/31/01        9,154.25              9,161.06
   11/30/01        9,815.37              9,842.55
   12/31/01       10,310.65             10,351.02
   01/31/02       10,250.18             10,297.28
   02/28/02       10,260.26             10,309.95
   03/29/02       10,975.85             11,046.90
   04/30/02       10,915.38             10,995.31
   05/31/02       10,734.36             10,809.82
   06/28/02        9,959.20             10,018.65

------------------
/*/  An  unmanaged   index   comprised  of  400  stocks  designed  to  represent
     performance of the mid-cap segment of the U.S. equity markets.  "S&P MidCap
     400 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been licensed for use by Thrivent  Financial  for  Lutherans,  formerly AAL. The product is not sponsored,  endorsed,  sold or promoted by Standard  & Poor's and Standard & Poor's makes no representation  regarding the advisability of investing  in the  product.  It is not  possible to invest  directly in the
     Index.  Index  portfolios  are subject to the same market risks  associated with the stocks in their respective indexes.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (3.41)%
  1-Year                                        (5.14)%
--------------------------------------------------------------------------------
  From Inception                                (0.31)%
  Inception Date                               03/01/01

            Past performance is not an indication of future results.

/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

International Portfolio

[PICTURES HERE]

International stocks finished the six-month period ended June 30, 2002, modestly lower, despite outperforming U.S. equities. The AAL International Portfolio finished the reporting period with a negative 2.51% total return, while its market benchmark, Morgan Stanley Capital International’s Europe, Australasia and Far East (EAFE) Index, returned negative 1.62%.

Dollar Drop Aids Foreign Stocks

Periodic accounting mishaps and a less confident global economic recovery served to send the U.S. dollar lower, aiding international returns for American investors. Both the euro and the Japanese yen gained roughly 10% on the dollar over the period.

European stocks traded lower early in the period as concerns over U.S. bookkeeping seeped across the Atlantic. The Portfolio’s overweight position in technology produced drag on performance despite good stock selection within the sector. Holdings in telecommunications and information technology struggled the most while traditional defensive areas consumer staples and utilities provided a degree of shelter.

In Asia, Taiwanese shares slid as factory orders showed less improvement than expected while Japan experienced a modest turnaround led by strong technical factors with many of the country’s oversold stocks. The Portfolio had an average position in Japanese holdings but lost ground due to our focus on globally competitive exporters rather than the domestic-oriented stocks that performed the best.

Outlook

This past reporting period illustrated the benefits of adhering to an allocation to international stocks. Despite a weak U.S. economic recovery and scandal-tainted accounting worries, foreign stocks cushioned most equity portfolios. The international markets will likely take their cue from trends in U.S. consumer spending. If the U.S. continues to move forward, low interest rate environments in most countries could provide a solid foundation for an improved corporate earnings picture.

We take comfort that global inventories, at a historic low during the 2001 recession, have barely begun to rebuild. As evidence of an economic recovery continues to mount, rebuilding these depleted inventories will further fuel the recovery. We took advantage of low stock prices later in the period to add food and beverage company and transportation stocks to the Portfolio’s holdings. Finding companies at attractive valuations that can boost earnings by gaining market share is a key strategy. Investors prize companies that reliably post earnings without the benefit of huge market surges. We are focused on finding companies with legitimate, unanticipated earnings prospects in the expected recovery. In the long run, we feel these kind of fundamentals matter most to investors.

/s/ Kathleen M. Harris

Kathleen M. Harris
Portfolio Manager

/s/ Sean Roche

Sean Roche
Portfolio Manager

Foreign investments involve additional risks, including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

             International      EAFE Index
   Date      Portfolio Value      Value/*/
   03/02/98      10,000.00       10,000.00
   03/31/98      10,410.00       10,307.92
   04/30/98      10,610.00       10,389.51
   05/31/98      10,840.00       10,339.08
   06/30/98      10,950.00       10,417.34
   07/31/98      11,290.00       10,522.95
   08/31/98       9,840.00        9,219.27
   09/30/98       9,390.00        8,936.62
   10/31/98      10,070.00        9,868.17
   11/30/98      10,730.00       10,373.73
   12/31/98      11,040.74       10,782.97
   01/31/99      11,520.77       10,751.13
   02/28/99      11,170.75       10,494.91
   03/31/99      11,340.76       10,932.99
   04/30/99      11,790.79       11,375.98
   05/31/99      11,400.77       10,790.13
   06/30/99      11,780.79       11,210.81
   07/31/99      12,110.81       11,544.03
   08/31/99      12,460.84       11,586.18
   09/30/99      12,610.85       11,702.81
   10/31/99      13,080.88       12,141.15
   11/30/99      13,870.93       12,563.00
   12/31/99      15,622.23       13,690.55
   01/31/00      15,136.56       12,820.67
   02/29/00      16,229.31       13,165.80
   03/31/00      16,188.84       13,676.16
   04/30/00      14,812.79       12,956.48
   05/31/00      14,337.24       12,640.03
   06/30/00      14,994.91       13,134.35
   07/31/00      14,408.07       12,583.70
   08/31/00      14,681.25       12,692.92
   09/30/00      13,841.46       12,074.88
   10/31/00      13,335.56       11,789.65
   11/30/00      12,647.53       11,347.53
   12/31/00      12,945.69       11,750.87
   01/31/01      13,061.65       11,744.81
   02/28/01      11,923.11       10,864.32
   03/30/01      11,048.11       10,140.10
   04/30/01      11,691.18       10,844.75
   05/31/01      11,195.70       10,462.00
   06/30/01      10,742.39       10,034.15
   07/31/01      10,489.38        9,851.58
   08/31/01       9,983.36        9,601.92
   09/28/01       8,876.44        8,629.35
   10/31/01       9,097.83        8,850.36
   11/30/01       9,551.14        9,176.61
   12/31/01       9,645.58        9,231.13
   01/31/02       9,171.91        8,740.63
   02/28/02       9,387.21        8,801.94
   03/29/02       9,817.82        9,278.05
   04/30/02       9,796.29        9,339.54
   05/31/02       9,788.75        9,457.88
   06/28/02       9,403.25        9,081.40

--------------------
/*/  The MSCI EAFE Index(R)is an unmanaged market  capitalization-weighted equity index  composed  of a sample  of  companies  representative  of the  market structure in 20 countries.  Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (2.51)%
  1-Year                                       (12.47)%
--------------------------------------------------------------------------------
  From Inception                                (1.41)%
  Inception Date                               03/02/98

            Past performance is not an indication of future results.

-----------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Capital Growth Portfolio

[PICTURE HERE]

Following on a strong rebound in stocks in the fourth quarter of last year, the stock market experienced a period of renewed weakness in the first half of 2002. Investors’ skepticism related to the magnitude and timing of the economic recovery has been exacerbated by a lack of confidence in reported earnings related to ongoing accounting irregularities. The AAL Capital Growth Portfolio provided a negative 12.88% return for the six-month period ended June 30, 2002, while its benchmark, the S&P 500 recorded a negative return of 13.16%.

In comparison to others, the current recession was not long in duration or depth, thus the intensity of the rebound will not be unusually robust. The fundamental underpinnings of a sustained recovery are low interest rates, adequate credit availability, moderate employment growth and pro-cyclical fiscal policies. These factors are in place but our position in the recovery will be slow to unfold.

Underweightings in Tech and Telecom Help

The Portfolio’s underweight position in information technology and telecommunication services contributed positively to performance. Good stock selection in the technology sector also aided performance. The telecommunication services sector includes wireless service providers and long-distance carriers, which as an industry, have suffered from too many competitors, low profitability and increased capital expenditures.

Another factor that helped relative performance during the period was the stock selection within healthcare. An overweight in the managed-care stocks produced positive returns as they enjoyed good earnings combined with low inflationary and operational costs. Company valuations in the biotech and pharmaceutical companies reflected future pressures of prescription drug benefit constraints.

The Portfolio’s negative performance is primarily a result of its overweight stake in the consumer discretionary sector. The media and cable companies experienced an especially difficult period. The media industry, in particular, was buffeted by concerns around suspected accounting irregularities. We still believe in the positive long-term outlook for the media and cable sector as new technologies will stimulate consumer demand and capital expenditures will be reduced, freeing up cash flow to further enhance shareholder values.

Outlook

While accounting scandals have clearly hurt the market in the short term, we believe that the scandals represent the beginning of an accelerating process to restore the integrity of reported earnings.

A fully developed economic recovery will take some time. Many of the factors that need to exist for recovery are evident and are gaining strength.

The basic need of investing for retirement and other long-term goals remain for countless numbers of baby boomers and others. We will continue to utilize our blended investment approach by seeking out reasonable growth and value stocks within the large company arena. A key stock selection technique we incorporate to our fundamental analysis is tracking the buying patterns of company insiders. We view the materialization of increased insider buying as an indication of a company’s prospects for growth and earnings potential. Strong estimate revisions will be another strong indicator for stock selection. The Portfolio is positioned to weather a slow economic recovery, but we are also well poised to take advantage of a return to a faster-growth environment.

/s/ Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

           Capital Growth
  Date     Portfolio Value    S&P 500 Index/*/

   03/01/01    10,000.00        10,000.00
   03/30/01     9,580.00         9,356.53
   04/30/01    10,090.00        10,083.63
   05/31/01    10,020.00        10,151.19
   06/30/01     9,672.99         9,904.11
   07/31/01     9,482.73         9,806.65
   08/31/01     8,881.92         9,192.75
   09/28/01     8,291.13         8,450.44
   10/31/01     8,531.45         8,611.59
   11/30/01     9,082.19         9,272.19
   12/31/01     9,221.84         9,353.41
   01/31/02     9,081.35         9,216.94
   02/28/02     8,910.77         9,039.24
   03/29/02     9,241.91         9,379.20
   04/30/02     8,740.18         8,810.54
   05/31/02     8,693.11         8,745.61
   06/28/02     8,033.64         8,122.57

-------------------
/*/  An  unmanaged  index  comprised of 500 stocks  representative  of the stock market as a whole. "S&P 500(R)" is a trademark of The McGraw-Hill  Companies,
     Inc. and has been  licensed for use by Thrivent  Financial  for  Lutherans, formerly AAL. The product is not sponsored,  endorsed,  sold or promoted by
     Standard  & Poor's and Standard  & Poor's makes no  representation  regarding the advisability of investing in the product.  It is not possible to invest directly in the Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                 (12.88)%
  1-Year                                       (16.95)%
--------------------------------------------------------------------------------
  From Inception                               (15.22)%
  Inception Date                               03/01/01

            Past performance is not an indication of future results.

---------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Large Company Index Portfolio

[PICTURE HERE]

This Portfolio is managed to replicate the performance of an unmanaged basket of large capitalization stocks represented by the S&P 500. The AAL Large Company Index Portfolio returned a negative 13.33% for the six months ended June 30, 2002. The Portfolio’s benchmark, the S&P 500, provided a negative 13.16% for the same period. The difference in performance was primarily a result of the expenses charged to the Portfolio that are not applicable to the Index.

Large company stocks were hit the hardest by the corporate accounting scandals and expectations for a below average economic recovery. Investors preferred the presumed safety of small and mid company stocks that generally have less complicated balance sheets. Nonetheless, the market environment was difficult across all capitalization sectors.

Strong consumer spending aided the performance of the consumer staples sector during the first six months of the year. Increased demand for materials helped that sector provide positive performance. The telecommunication services and information technology sectors performed the weakest in the Index. Accounting scandals rocked the already weakened telecommunication service companies. Information technology companies continue to struggle to compete within a burdened economy.

The AAL Large Company Index Portfolio II, as an index portfolio, is managed without an active stock selection process. The objective of the Portfolio is to replicate the performance of the S&P 500 to provide broad exposure to the large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in order to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs to a minimum.

Generally, variances in performance relative to the Index are a function of Portfolio expenses and the timing and investing of cash flows.

/s/ Kevin Brimmer

Kevin Brimmer
Portfolio Manager

Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

    Date          Large Company Index     S&P 500 Index/*/
                    Portfolio Value
 06/14/95              10,000.00             10,000.00
 06/30/95              10,190.02             10,162.74
 07/31/95              10,521.32             10,499.74
 08/31/95              10,544.42             10,526.09
 09/30/95              10,993.27             10,970.29
 10/31/95              10,947.97             10,931.13
 11/30/95              11,423.28             11,411.00
 12/31/95              11,638.63             11,630.78
 01/31/96              12,033.08             12,026.69
 02/29/96              12,144.27             12,138.18
 03/31/96              12,253.65             12,255.07
 04/30/96              12,438.43             12,435.71
 05/31/96              12,753.33             12,756.43
 06/30/96              12,793.10             12,805.03
 07/31/96              12,236.19             12,239.30
 08/31/96              12,484.20             12,497.43
 09/30/96              13,181.09             13,200.78
 10/31/96              13,543.00             13,564.86
 11/30/96              14,510.47             14,590.23
 12/31/96              14,254.38             14,301.20
 01/31/97              15,136.66             15,194.74
 02/28/97              15,254.07             15,313.86
 03/31/97              14,633.96             14,684.62
 04/30/97              15,496.63             15,561.29
 05/31/97              16,426.36             16,508.66
 06/30/97              17,150.16             17,248.25
 07/31/97              18,503.94             18,620.69
 08/31/97              17,469.03             17,577.56
 09/30/97              18,395.93             18,540.28
 10/31/97              17,784.63             17,921.04
 11/30/97              18,519.60             18,750.60
 12/31/97              18,900.26             19,072.55
 01/31/98              19,106.39             19,283.49
 02/28/98              20,462.17             20,674.22
 03/31/98              21,500.11             21,732.94
 04/30/98              21,701.77             21,951.58
 05/31/98              21,322.57             21,574.23
 06/30/98              22,182.55             22,450.58
 07/31/98              21,944.45             22,211.48
 08/31/98              18,821.53             19,000.14
 09/30/98              20,002.88             20,217.29
 10/31/98              21,633.91             21,861.77
 11/30/98              22,936.94             23,186.81
 12/31/98              24,259.71             24,522.83
 01/31/99              25,264.09             25,548.38
 02/28/99              24,482.94             24,754.33
 03/31/99              25,438.47             25,744.75
 04/30/99              26,406.67             26,741.85
 05/31/99              25,775.24             26,110.47
 06/30/99              27,189.31             27,559.60
 07/31/99              26,342.83             26,699.19
 08/31/99              26,222.38             26,567.03
 09/30/99              25,508.14             25,838.83
 10/31/99              27,093.30             27,473.91
 11/30/99              27,633.30             28,032.45
 12/31/99              29,236.74             29,683.57
 01/31/00              27,790.25             28,192.26
 02/29/00              27,233.71             27,658.58
 03/31/00              29,870.82             30,364.42
 04/30/00              28,997.18             29,450.76
 05/31/00              28,421.75             28,846.43
 06/30/00              29,100.79             29,557.49
 07/31/00              28,663.21             29,095.51
 08/31/00              30,422.93             30,902.63
 09/30/00              28,823.40             29,271.28
 10/31/00              28,688.05             29,147.46
 11/30/00              26,430.34             26,849.48
 12/31/00              26,553.25             26,980.77
 01/31/01              27,487.85             27,938.05
 02/28/01              24,977.71             25,390.66
 03/30/01              23,399.45             23,782.16
 04/30/01              25,199.88             25,630.27
 05/31/01              25,359.00             25,801.99
 06/30/01              24,734.67             25,173.97
 07/31/01              24,484.87             24,926.26
 08/31/01              22,951.49             23,365.88
 09/28/01              21,107.54             21,479.09
 10/31/01              21,499.98             21,888.70
 11/30/01              23,134.09             23,567.78
 12/31/01              23,327.34             23,774.23
 01/31/02              22,981.92             23,427.36
 02/28/02              22,532.87             22,975.68
 03/29/02              23,373.39             23,839.79
 04/30/02              21,945.66             22,394.39
 05/31/02              21,779.97             22,229.34
 06/28/02              20,218.45             20,645.72

--------------------
/*/  An  unmanaged  index  comprised of 500 stocks  representative  of the stock market as a whole. "S&P 500(R)" is a trademark of The McGraw-Hill  Companies,
     Inc. and has been  licensed for use by Thrivent  Financial  for  Lutherans, formerly AAL. The product is not sponsored,  endorsed,  sold or promoted by
     Standard  & Poor's and Standard  & Poor's makes no  representation  regarding the advisability of investing in the product.  It is not possible to invest directly  in the Index.  Index  portfolios  are  subject to the same market risks associated with the stocks in their respective indexes.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                 (13.33)%
  1-Year                                       (18.26)%
--------------------------------------------------------------------------------
  5-Year                                          3.35%
  From Inception                                 10.51%
  Inception Date                               06/14/95

            Past performance is not an indication of future results.

-----------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Equity Income Portfolio

[PICTURE HERE]

Stocks declined over the first six months of 2002 as the economic recovery appeared to moderate in the second quarter and investors questioned the truth of corporate earnings in light of a number of accounting related controversies. Value-oriented stocks, like those found in the AAL Equity Income Portfolio performed better than growth-oriented stocks, but still suffered negative returns. The Portfolio outperformed its benchmark, with a total return of negative 8.23% for the period ended June 30, 2002, compared to the S&P 500/Barra Value Index return of negative 9.46%.

Signs of economic recovery were somewhat slower to materialize than many investors expected and consumer anxiety continued to be strong. Investor confidence in equity investments continues to be shaken by corporate accounting scandals as well as disappointing sales and earnings growth. Investors determined that many stocks were too pricey and sought more reasonably-priced companies with stronger prospects for predictable earnings. There has been a distinct disconnect between the improving economy and the stock market since the fourth quarter of 2001. It is more typical to see the economy and stock market improving in-line with each other. By contrast, the first half of 2002 saw the economy and the stock market going in two different directions.

The Value Approach to Growth Investing

The AAL Equity Income Portfolio’s value-oriented holdings performed well relative to other large-cap stocks and provided more of a safeguard for investors. Growth-oriented stocks continue to be the victims of poor earnings, more complex accounting statements and a weak economy.

The Portfolio’s strategy for the past six months has been to raise the quality of holdings. This defensive position for the Portfolio in the turbulent markets has performed well relative to the Index. Large company stocks are looking more attractive based on improving company fundamentals.

Good stock selection within the information technology, telecommunication services and consumer discretionary sectors have helped the Portfolio outperform relative to the S& P 500/Barra Value Index. The Portfolio is slightly underweight in these sectors and holds more defensive companies than that of the Index. Soft stock selection and an underweight position in the energy sector yielded relatively weak returns for the Portfolio.

Outlook

We continue to believe in an economic recovery, although market volatility will continue to be an issue. Investor confidence needs to increase for a sustained rally. Strong productivity and heavy consumer spending continue to bolster expectations for long-term economic growth. A bright light for economic growth has been the economy’s ability to show gains in productivity while keeping inflation low.

Our strategy remains focused on looking for companies with good, strong fundamentals and attractive pricing structures. As always, we will avoid sector allocation or timing bets, choosing instead to search for attractively valued fundamentals. To sustain this strategy, the Portfolio will typically have higher allocations to utilities, financials, REITs (real estate investment trusts), energy and consumer-related stocks. The Portfolio will continue to build more cyclical exposure to be well-positioned when the economy has a sustained recovery.

/s/ Lewis (Bo) A. Bohannon

Lewis (Bo) A. Bohannon
Portfolio Manager

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

                 Equity Income         S&P 500/Barra
    Date         Portfolio Value   Value Index Value/*/

   03/01/01          10,000.00           10,000.00
   03/30/01           9,680.00            9,619.47
   04/30/01          10,240.00           10,272.05
   05/31/01          10,350.00           10,379.50
   06/30/01           9,787.96           10,043.31
   07/31/01           9,697.61            9,869.66
   08/31/01           9,316.13            9,299.19
   09/28/01           8,670.62            8,415.86
   10/31/01           8,811.77            8,415.86
   11/30/01           9,295.71            8,949.93
   12/31/01           9,468.94            9,086.06
   01/31/02           9,266.61            8,836.74
   02/28/02           9,155.33            8,757.65
   03/29/02           9,590.34            9,206.39
   04/30/02           9,307.08            8,745.15
   05/31/02           9,297.47            8,780.05
   06/28/02           8,689.47            8,226.64

--------------------
/*/  An  unmanaged   capitalization   weighted  index  composed  of  the  lowest
     price-to-book  securities in the S&P 500(R). The S&P 500/Barra Value Index is
     designed   so  that   approximately   one-half   of  the  S&P  500   market
     capitalization  is characterized as "value" and the other half as "growth."
     It is not possible to invest  directly in either Index.  The composition of the  S&P  500/Barra  Value  Index  serves  as a  better  reflection  of the
     Portfolio's current investment strategy than does the S&P 500.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (8.23)%
  1-Year                                       (11.22)%
--------------------------------------------------------------------------------
  From Inception                               (10.05)%
  Inception Date                               03/01/01

            Past performance is not an indication of future results.

-------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Balanced Portfolio

[PICTURES HERE]

Weak equity performance was balanced by firm fixed-income returns throughout the six-month period ended June 30, 2002. For the period, the AAL Balanced Portfolio, a mix of large-company stocks, high-quality bonds, and money market securities, recorded a negative 6.35% total return.

The Importance of Diversification

The performance, over the six-month period, of the various subsets of the Portfolio offers a classic lesson in diversification. The equity portion, which closely approximates the performance of the S&P 500 Index, returned a negative 13.16%. Large-company stocks fell victim to a weaker economic recovery, stagnant corporate profits, and a string of accounting mishaps that rattled investor trust.

High-quality bonds benefited from the weak economic climate as investors speculated that the Federal Reserve would be less inclined to begin raising short-term rates with the stock market still reeling. High-quality bonds, in particular, benefited from the investor “flight-to-quality” from the perceived risk of stocks and lower-quality bonds. Mortgage securities provided the strongest performance while corporate issues brought up the rear as investors wrestled with accounting-related concerns and flimsy corporate profits. For the period, the Lehman Brothers Aggregate Index, which closely correlates to the fixed-income portion of the Portfolio, turned in a 3.79% total return.

Money market yields were at historic lows and the Portfolio’s attribution to commercial paper closely followed the Salomon Brothers Short-Term Index, which recorded a 0.86% total return over the reporting period.

Outlook

The U.S. economy should pick up steam as businesses benefit from the cost cutting and efficiencies put into place during the downturn and look to add employees and order capital equipment. Over the next year, the Federal Reserve will be monitoring the progress of the economy and will likely begin an interest rate tightening campaign where short-term rates will rise. While true that rising interest rates will partially offset high-quality bond returns, the rates will only rise if the economy and stock market markedly improve. The Portfolio’s mix of stocks, high-quality bonds and short-term money market instruments provides excellent diversification for a variety of economic climates.

/s/ Kevin Brimmer

Kevin Brimmer
Portfolio Manager

/s/ Steve H.C. Lee

Steve H.C. Lee
Portfolio Manager

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

                  Balanced                         Lehm. Bros. Aggr.
   Date        Portfolio Value   S&P 500 Value/*/   Bond Value/**/
06/14/95          10,000.00         10,000.00          10,000.00
06/30/95          10,107.03         10,162.74           9,987.90
07/31/95          10,295.35         10,499.74           9,965.62
08/31/95          10,350.66         10,526.09          10,085.80
09/30/95          10,634.88         10,970.29          10,184.04
10/31/95          10,678.32         10,931.13          10,316.43
11/30/95          10,977.44         11,411.00          10,470.97
12/31/95          11,145.53         11,630.78          10,617.98
01/31/96          11,378.40         12,026.69          10,688.38
02/29/96          11,372.13         12,138.18          10,502.62
03/31/96          11,393.63         12,255.07          10,429.62
04/30/96          11,465.65         12,435.71          10,371.01
05/31/96          11,618.25         12,756.43          10,349.95
06/30/96          11,695.00         12,805.03          10,488.95
07/31/96          11,429.30         12,239.30          10,517.69
08/31/96          11,549.92         12,497.43          10,500.13
09/30/96          11,983.70         13,200.78          10,682.94
10/31/96          12,261.69         13,564.86          10,919.67
11/30/96          12,803.24         14,590.23          11,106.72
12/31/96          12,666.29         14,301.20          11,003.43
01/31/97          13,111.18         15,194.74          11,037.10
02/28/97          13,183.24         15,313.86          11,064.47
03/31/97          12,848.42         14,684.62          10,941.88
04/30/97          13,336.77         15,561.29          11,105.79
05/31/97          13,820.06         16,508.66          11,210.74
06/30/97          14,225.12         17,248.25          11,343.81
07/31/97          14,998.94         18,620.69          11,649.53
08/31/97          14,480.11         17,577.56          11,550.27
09/30/97          15,001.28         18,540.28          11,720.64
10/31/97          14,803.71         17,921.04          11,890.71
11/30/97          15,171.11         18,750.60          11,945.40
12/31/97          15,415.64         19,072.55          12,065.57
01/31/98          15,583.41         19,283.49          12,220.50
02/28/98          16,189.40         20,674.22          12,211.33
03/31/98          16,667.14         21,732.94          12,253.34
04/30/98          16,799.21         21,951.58          12,317.30
05/31/98          16,703.72         21,574.23          12,434.07
06/30/98          17,130.67         22,450.58          12,539.51
07/31/98          17,040.96         22,211.48          12,566.09
08/31/98          15,800.38         19,000.14          12,770.67
09/30/98          16,475.90         20,217.29          13,069.63
10/31/98          17,193.64         21,861.77          13,000.62
11/30/98          17,790.79         23,186.81          13,074.21
12/31/98          18,386.59         24,522.83          13,113.56
01/31/99          18,841.63         25,548.38          13,207.19
02/28/99          18,405.37         24,754.33          12,976.59
03/31/99          18,839.99         25,744.75          13,048.61
04/30/99          19,256.22         26,741.85          13,089.98
05/31/99          18,938.07         26,110.47          12,975.31
06/30/99          19,494.89         27,559.60          12,933.92
07/31/99          19,146.09         26,699.19          12,878.95
08/31/99          19,108.47         26,567.03          12,872.38
09/30/99          18,907.78         25,838.83          13,021.70
10/31/99          19,586.44         27,473.91          13,069.75
11/30/99          19,810.64         28,032.45          13,068.83
12/31/99          20,408.99         29,683.57          13,005.84
01/31/00          19,822.46         28,192.26          12,963.31
02/29/00          19,712.83         27,658.58          13,120.04
03/31/00          20,815.36         30,364.42          13,292.83
04/30/00          20,522.18         29,450.76          13,254.95
05/31/00          20,291.45         28,846.43          13,248.85
06/30/00          20,710.20         29,557.49          13,524.42
07/31/00          20,603.65         29,095.51          13,647.23
08/31/00          21,415.80         30,902.63          13,845.11
09/30/00          20,847.23         29,271.28          13,932.20
10/31/00          20,844.15         29,147.46          14,024.29
11/30/00          20,075.12         26,849.48          14,253.73
12/31/00          20,272.93         26,980.77          14,518.13
01/31/01          20,834.44         27,938.05          14,755.50
02/28/01          19,850.19         25,390.66          14,884.02
03/30/01          19,177.89         23,782.16          14,958.74
04/30/01          19,978.01         25,630.27          14,896.66
05/31/01          20,088.35         25,801.99          14,986.64
06/30/01          19,829.04         25,173.97          15,043.14
07/31/01          19,865.19         24,926.26          15,379.50
08/31/01          19,236.04         23,365.88          15,555.75
09/28/01          18,464.96         21,479.09          15,736.97
10/31/01          18,807.50         21,888.70          16,066.34
11/30/01          19,515.64         23,567.78          15,844.79
12/31/01          19,565.79         23,774.23          15,744.02
01/31/02          19,456.94         23,427.36          15,871.55
02/28/02          19,320.87         22,975.68          16,025.35
03/29/02          19,579.39         23,839.79          15,758.85
04/30/02          19,035.14         22,394.39          16,064.41
05/31/02          19,025.89         22,229.34          16,200.96
06/28/02          18,323.13         20,645.72          16,341.09

---------------------
/*/  An  unmanaged  index  comprised of 500 stocks  representative  of the stock market as a whole. "S&P 500(R)" is a trademark of The McGraw-Hill  Companies,
     Inc. and has been  licensed for use by Thrivent  Financial  for  Lutherans, formerly AAL. The product is not sponsored,  endorsed,  sold or promoted by
     Standard  & Poor's and Standard  & Poor's makes no  representation  regarding the advisability of investing in the product.  It is not possible to invest directly in the Index.
/**/ An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities,  corporate debt
     obligations,   mortgage-backed  securities,   asset-backed  securities  and
     commercial  mortgage-backed  securities.  It  is  not  possible  to  invest directly in the Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (6.35)%
  1-Year                                        (7.59)%
--------------------------------------------------------------------------------
  5-Year                                         5.19%
  From Inception                                 8.98%
  Inception Date                              06/14/95

            Past performance is not an indication of future results.

-----------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

High Yield Bond Portfolio

[PICTURE HERE]

The high-yield market finished the first half of 2002 with the worst one month performance on record. Reverberations following the announcement of a massive fraud at WorldCom, the market’s largest issuer, caused a sharp market decline in the last week of June as the Merrill Lynch High Yield Cash Pay Index fell 7.14% for the month. Higher quality bonds significantly outperformed below investment-grade bonds for the first six months of 2002 as the Lehman Brothers Aggregate Bond Index returned 3.79% compared to negative 4.33% for high-yield bonds. Growth in the high-yield market during the first half of 2002 has been due more to fallen angels from investment-grade than new issuance ($83 billion vs. $37 billion, respectively). Telecom was the worst performing sector, while consumer cyclicals and homebuilders were two of the best performers.

For the six months ending June 30, 2002, the Portfolio posted a total return of negative 4.99% versus negative 3.49% for the Lipper Variable Products High Yield Bond Peer Group median and negative 4.33% for the Merrill Lynch High Yield Bond Cash Pay Index. An underweight to B-rated issues contributed to returns as BB and higher rated credits outperformed the lower quality tier. An underweight to WorldCom and Qwest was a strong positive for performance as these telecom issuers experienced sharp price declines. An overweight to the energy sector, focusing on investment grade issuers with real assets and strong asset coverage, was positive for performance. An overweight to the cable/pay TV sector detracted from performance as revelations of corporate misconduct at Adelphia drove prices down across the sector. Underweighting consumer cyclicals was negative for performance as consumer spending remained strong. Modest exposure to higher quality emerging market issues detracted from performance as technical and political factors weighed on emerging markets.

Our investment strategy remains unchanged as we see continued volatility in the high-yield market. This is evidenced by the recent strong rebound in credits such as Sprint, Williams and El Paso. In an effort to protect principal during these extreme market conditions, we will maintain an above-benchmark average credit quality and continue to hold above-average cash balances to protect against liquidity risk. We remain cautious with respect to sectors that have experienced strong recent performance such as gaming and healthcare. We are reducing exposure in these sectors because valuations have become too rich relative to intrinsic credit quality. We will maintain our positions in out-of-favor credits in the telecom and energy sectors as strong asset coverage may result in a recovery for these issues. We will continue to avoid sectors that are sensitive to consumer spending as a weaker than anticipated recovery combined with poor performing equity markets continues to weigh on consumer confidence. We will also retain our exposure to emerging market sovereign debt as this sector offers attractive value relative to high-yield corporate bonds.

/s/ Benjamin Trosky

Benjamin Trosky
Portfolio Manager

High-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, fixed-income securities.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

                 High Yield Bond    Merrill Lynch High
   Date          Portfolio Value  Yield Bond Idx Value/*/

 03/02/98           10,000.00          10,000.00
 03/31/98           10,090.00          10,097.10
 04/30/98           10,139.37          10,145.06
 05/31/98           10,168.85          10,215.67
 06/30/98           10,218.87          10,266.24
 07/31/98           10,265.11          10,324.76
 08/31/98            9,538.89           9,879.23
 09/30/98            9,475.07           9,898.99
 10/31/98            9,224.32           9,736.45
 11/30/98            9,710.21          10,179.85
 12/31/98            9,674.88          10,183.21
 01/31/99            9,802.69          10,283.92
 02/28/99            9,645.65          10,205.45
 03/31/99            9,689.70          10,293.42
 04/30/99            9,828.09          10,454.41
 05/31/99            9,668.12          10,381.86
 06/30/99            9,627.66          10,362.34
 07/31/99            9,629.74          10,377.57
 08/31/99            9,488.46          10,272.24
 09/30/99            9,328.23          10,232.80
 10/31/99            9,078.84          10,172.93
 11/30/99            9,155.37          10,289.31
 12/31/99            9,244.66          10,343.33
 01/31/00            9,228.82          10,292.03
 02/29/00            9,284.36          10,300.88
 03/31/00            9,126.00          10,156.87
 04/30/00            9,147.25          10,160.43
 05/31/00            9,014.97          10,048.56
 06/30/00            9,171.22          10,220.59
 07/31/00            9,100.09          10,294.28
 08/31/00            9,247.39          10,419.98
 09/30/00            9,168.70          10,359.12
 10/31/00            9,004.83          10,055.19
 11/30/00            8,788.13           9,740.16
 12/31/00            9,109.36           9,951.42
 01/31/01            9,521.06          10,544.83
 02/28/01            9,562.54          10,711.33
 03/30/01            9,407.22          10,569.62
 04/30/01            9,301.13          10,454.20
 05/31/01            9,351.77          10,655.34
 06/30/01            9,087.65          10,435.62
 07/31/01            9,213.20          10,597.79
 08/31/01            9,282.02          10,700.48
 09/28/01            8,766.77          10,014.04
 10/31/01            9,053.41          10,308.95
 11/30/01            9,254.37          10,643.89
 12/31/01            9,237.66          10,568.74
 01/31/02            9,259.55          10,627.83
 02/28/02            9,152.37          10,525.59
 03/29/02            9,254.46          10,775.68
 04/30/02            9,326.00          10,947.02
 05/31/02            9,264.76          10,887.90
 06/28/02            8,776.34          10,110.72

----------------
/*/  An unmanaged index comprised of approximately  1,200 "cash-pay"  high-yield bonds  representative  of  the  high-yield  market  as a  whole.  It is not possible to invest directly in the Index.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                  (4.99)%
  1-Year                                        (3.42)%
---------------------------------------------------------------------------------------------------------------------------------------
  From Inception                                (2.97)%
  Inception Date                               03/02/98

            Past performance is not an indication of future results.

---------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Bond Index Portfolio

[PICTURE HERE]

The combination of a weaker than expected economic recovery and volatile equity markets provided fertile ground for high-quality bonds in the first half of 2002. For the six-month period ended June 30, 2002, the AAL Bond Index Portfolio posted a 3.46% total return, while its market benchmark, the Lehman Brothers Aggregate Index recorded 3.79% over the identical period.

Corporate Bonds Struggle as Mortgage Securities Surge

With the real estate market still strong and a low interest rate environment, mortgage-backed securities provided the strongest performance of the high-quality sectors. The Portfolio benefited from its commercial mortgage-backed securities position but was nicked by a slight overweight in corporate bonds. The spate of accounting scandals and tight bank lending standards hindered corporate bond performance with the lower credit quality credits performing the worst. The Portfolio’s performance was helped by our position in asset-backed securities and commercial mortgage-backed securities

By sector commercial mortgage-backed securities lead the bond market returning 6.34%, followed by mortgage-backed securities at 4.51% and asset-backed securities at 4.45%. U.S. agency securities earned a small advantage over the index at 4.08% while U.S. Treasuries lagged slightly at 3.61%. Corporate issues brought up the rear at 2.63%. In the corporate bond sector there was a clear dichotomy between higher and lower quality bonds, higher quality bonds returned 4.34% while mid- and lower-quality bonds returned 2.88% and 1.09% respectively.

The objective of the Portfolio is to achieve investment results that approximate the total return of the Lehman Aggregate Bond Index by investing primarily in investment grade bonds and other debt securities included in the index. The index covers the U.S. investment grade fixed rate bond market, with index components for U.S. Treasury and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Portfolio invests in a well-diversified portfolio of securities that replicate the key characteristics of the index. These key characteristics include sector weightings, maturity, credit quality, yield curve exposure, and current yield. To minimize performance-tracking error in the investment grade corporate bond sector, the Portfolio maintains exposure to a wide variety of industries and individual issuers.

Outlook

The economy has strengthened during 2002. First quarter 2002 Gross Domestic Product (GDP) growth was very strong at 6.1%. The market currently expects the economic recovery to continue at a more moderate pace, perhaps in the 2.0-3.0% area, for the rest of 2002. Over the next year the Fed will be monitoring the progress of the recovery. Inflation has been well behaved and should not become a problem with an alert Federal Open Market Committee (FOMC). The dichotomy between lower quality and higher quality corporate bonds will most likely decrease over the coming year as corporations reduce capital spending, repair their balance sheets, and become more conservative in their accounting practices.

/s/ Steve H.C. Lee

Steve H.C. Lee
Portfolio Manager

Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the bonds in their respective indexes.

                      Value of a $10,000 Investment

[MOUNTAIN CHART HERE]

 Date     Bond Portfolio Value  Lehm. Bros. Aggr. Bond Value/*/

 06/14/95        10,000.00                 10,000.00
 06/30/95         9,988.08                  9,987.90
 07/31/95         9,956.09                  9,965.62
 08/31/95        10,072.09                 10,085.80
 09/30/95        10,163.54                 10,184.04
 10/31/95        10,308.20                 10,316.43
 11/30/95        10,446.62                 10,470.97
 12/31/95        10,580.52                 10,617.98
 01/31/96        10,651.98                 10,688.38
 02/29/96        10,462.80                 10,502.62
 03/31/96        10,387.77                 10,429.62
 04/30/96        10,328.89                 10,371.01
 05/31/96        10,308.68                 10,349.95
 06/30/96        10,426.74                 10,488.95
 07/31/96        10,453.57                 10,517.69
 08/31/96        10,424.33                 10,500.13
 09/30/96        10,608.61                 10,682.94
 10/31/96        10,833.05                 10,919.67
 11/30/96        10,974.73                 11,106.72
 12/31/96        10,908.68                 11,003.43
 01/31/97        10,944.17                 11,037.10
 02/28/97        10,957.47                 11,064.47
 03/31/97        10,845.05                 10,941.88
 04/30/97        11,001.88                 11,105.79
 05/31/97        11,095.53                 11,210.74
 06/30/97        11,232.46                 11,343.81
 07/31/97        11,526.14                 11,649.53
 08/31/97        11,424.16                 11,550.27
 09/30/97        11,590.91                 11,720.64
 10/31/97        11,758.65                 11,890.71
 11/30/97        11,811.04                 11,945.40
 12/31/97        11,930.41                 12,065.57
 01/31/98        12,083.33                 12,220.50
 02/28/98        12,075.12                 12,211.33
 03/31/98        12,118.00                 12,253.34
 04/30/98        12,170.91                 12,317.30
 05/31/98        12,277.80                 12,434.07
 06/30/98        12,397.27                 12,539.51
 07/31/98        12,414.25                 12,566.09
 08/31/98        12,657.04                 12,770.67
 09/30/98        12,945.37                 13,069.63
 10/31/98        12,871.23                 13,000.62
 11/30/98        12,917.30                 13,074.21
 12/31/98        12,954.60                 13,113.56
 01/31/99        13,025.93                 13,207.19
 02/28/99        12,799.95                 12,976.59
 03/31/99        12,869.38                 13,048.61
 04/30/99        12,895.65                 13,089.98
 05/31/99        12,751.52                 12,975.31
 06/30/99        12,709.60                 12,933.92
 07/31/99        12,670.80                 12,878.95
 08/31/99        12,661.59                 12,872.38
 09/30/99        12,816.84                 13,021.70
 10/31/99        12,846.01                 13,069.75
 11/30/99        12,840.89                 13,068.83
 12/31/99        12,779.85                 13,005.84
 01/31/00        12,725.13                 12,963.31
 02/29/00        12,865.79                 13,120.04
 03/31/00        13,032.82                 13,292.83
 04/30/00        13,004.46                 13,254.95
 05/31/00        12,987.11                 13,248.85
 06/30/00        13,251.31                 13,524.42
 07/31/00        13,360.01                 13,647.23
 08/31/00        13,563.64                 13,845.11
 09/30/00        13,662.56                 13,932.20
 10/31/00        13,739.39                 14,024.29
 11/30/00        13,981.57                 14,253.73
 12/31/00        14,243.19                 14,518.13
 01/31/01        14,541.98                 14,755.50
 02/28/01        14,672.11                 14,884.02
 03/30/01        14,672.18                 14,958.74
 04/30/01        14,598.60                 14,896.66
 05/31/01        14,665.70                 14,986.64
 06/30/01        14,722.41                 15,043.14
 07/31/01        15,049.24                 15,379.50
 08/31/01        15,225.87                 15,555.75
 09/28/01        15,441.84                 15,736.97
 10/31/01        15,758.78                 16,066.34
 11/30/01        15,549.73                 15,844.79
 12/31/01        15,449.00                 15,744.02
 01/31/02        15,551.45                 15,871.55
 02/28/02        15,715.08                 16,025.35
 03/29/02        15,416.48                 15,758.85
 04/30/02        15,700.53                 16,064.41
 05/31/02        15,840.83                 16,200.96
 06/28/02        15,983.06                 16,341.09

--------------
/*/  An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities,  corporate debt
     obligations,   mortgage-backed  securities,   asset-backed  securities  and
     commercial  mortgage  backed  securities.  It is  not  possible  to  invest directly  in the Index.  Index  portfolios  are  subject to the same market risks associated with the securities in their respective indexes.

                        Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                    3.46%
  1-Year                                          8.57%
  5-Year                                          7.31%
  From Inception                                  6.89%
  Inception Date                               06/14/95

            Past performance is not an indication of future results.

-------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

Money Market Portfolio

[PICTURE HERE]

Money market yields remained at low levels during the six months ended June 30, 2002, while the supply of commercial paper continued to dwindle. During this time, the AAL Money Market Portfolio earned a total return of 0.73% (net of expenses).

Monetary Policy Unchanged

The period began on the heels of a 12–month easing cycle, which saw short-term interest rates fall to a 40-year low. Content to let the economy gradually regain its footing, the Federal Reserve adopted a neutral policy stance in March, and left interest rates unchanged over the course of the period. Nonetheless, yields on longer-dated money market instruments edged upward late in the first quarter, reflecting expectations for higher short-term interest rates. We responded by extending the Portfolio’s duration in order to capture added yield. This strategy proved timely, as money market yields subsequently retreated in April.

Corporate Issuance Down

While many economic indicators strengthened during the six-month period, investor psychology was sullied by accounting scandals and accusations of corporate impropriety. May and June were particularly trying months for investors, made worse by the release of downcast employment figures. With market participants closely monitoring corporate dealings, issuers cut back on short-term borrowing, which further crimped an already tight supply of commercial paper.

During the second quarter, investors tempered their expectations for a hike in interest rates, resulting in a flattening money market yield curve. Seeing little advantage to purchasing longer-dated instruments, we kept the Portfolio’s weighted average maturity constant through June. With corporate issues in short supply, we also increased the percentage of the Portfolio’s assets held in government agency securities.

Outlook

While investor concerns may be slow to abate, we look for market sentiment to gradually improve as the worst of the accounting scares passes. As market conditions stabilize, companies are more likely to re-enter the short-term credit markets, which should boost the supply of corporate paper. Over the near-term, however, we look for little change in issuance, and expect short-term interest rates to remain at relatively low levels. Until we detect a significant change in these conditions, we will maintain the Portfolio’s overall asset mix, and make few changes to its duration.

The present state of the financial markets is not unlike a flooded but perfectly functional piece of machinery. The fundamentals underlying the U.S. economic engine are sound, and the Federal Reserve has provided just the right monetary mix. Awash in negative psychology, however, market momentum has stalled, and is not likely to move forward until more pessimism is cleared from the system.

/s/ Gail R. Onan

Gail R. Onan
Portfolio Manager

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                     Average Annual Total Returns/*/
                              As of June 30, 2002

  Year-To-Date                                    0.73%
  1-Year                                          2.08%
  5-Year                                          4.74%
  From Inception                                  4.90%
  Inception Date                               06/14/95

                        Portfolio Yields/+/
            7-Day Current              7-Day Effective
                 1.48%                      1.49%

            Past performance is not an indication of future results.

----------------------
/*/  Total returns are subject to  fluctuation.  Shares,  when redeemed,  may be worth more or less than their  original  value.  Total return  calculations assume a $1,000  initial  investment,  the  reinvestment  of dividends  and capital gains,  and reflect all expenses that are not  voluntarily  paid or reimbursed by the Portfolio's  investment adviser.  Without the payment and reimbursement of expenses by the investment  adviser,  which can be changed on a 30-days'  notice,  these  total  returns  would have been  lower.  The performance table and graph do not reflect fees and charges that a variable insurance  product  contract  holder will realize at the  separate  account level; if they did, the performance shown would be lower. Periods less than one year are not annualized.

/+/  Yield is a measure  of the net  investment  income  earned  over a specific period, expressed as a percentage of the value of the Fund Portfolio. Yield is an annualized figure which assumes that the portfolio generates the same level of net income over a given  period.  For the Money Market  Portfolio, yield provides a better  representation  of current  earnings than does the total return.

AAL Technology Stock Portfolio
Schedule of Investments as of June 30, 2002

Investment Objective

The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

    Shares  Common Stocks (96%)                     Market Value
--------------------------------------------------------------------------------

Communication Services (1.0%)
    18,000  American Tower Corporation/*/             $62,100
     3,100  AT&T Wireless Services, Inc./*/            18,135
            Total Communication Services               80,235

Consumer Discretionary (7.9%)
--------------------------------------------------------------------------------
    16,400  AOL Time Warner, Inc./*/                  241,244
       600  CDW Computer Centers, Inc./*/              28,086
     7,800  Charter Communications, Inc./*/            31,824
     1,600  eBay, Inc./*/                              98,592
     7,100  Gemstar-TV Guide International, Inc./*/    38,269
     2,100  Macrovision Corporation/*/                 27,531
     3,100  Pixar Animation Studios/*/                136,710
            Total Consumer Discretionary              602,256

Health Care (0.7%)
--------------------------------------------------------------------------------
     2,300  Millennium Pharmaceuticals, Inc./*/        27,945
     1,500  STERIS Corporation/*/                      28,320
            Total Health Care                          56,265

Industrials (4.3%)
--------------------------------------------------------------------------------
     1,100  CheckFree Corporation/*/                   17,204
     2,500  Concord EFS, Inc./*/                       75,350
     3,600  First Data Corporation                    135,576
    14,000  MasTec, Inc./*/                           103,040
            Total Industrials                         331,170

Information Technology (82.1%)
--------------------------------------------------------------------------------
     2,100  Accenture, Ltd./*/                         39,900
    24,800  ADC Telecommunications, Inc./*/            56,792
     2,400  Adobe Systems, Inc.                        68,400
     4,500  Advanced Fibre Communications, Inc./*/     74,430
    12,806  Agere Systems, Inc./*/                     17,928
     2,500  Agilent Technologies, Inc.                 59,700
     2,400  Analog Devices, Inc./*/                    71,280
     6,100  Apple Computer, Inc./*/                   108,092
     6,400  Applied Materials, Inc./*/                121,728
     8,100  Applied Micro Circuits Corporation/*/      38,313
     9,000  ATI Technologies, Inc./*/                  62,190
     7,600  BEA Systems, Inc./*/                       71,516
     5,500  Cirrus Logic, Inc./*/                      41,195
    21,000  Cisco Systems, Inc./*/                    292,950
     3,000  Computer Associates International, Inc.    47,670
       900  Computer Sciences Corporation/*/           43,020
    10,500  Crown Castle International
            Corporation/*/                             41,265
     6,000  Cypress Semiconductor Corporation/*/       91,080
     9,300  Dell Computer Corporation/*/              243,102
     1,700  Electronic Arts, Inc./*/                  112,285
    11,300  EMC Corporation/*/                         85,315
     5,200  GlobeSpan Virata, Inc./*/                  20,124
     8,300  Hewlett-Packard Company                   126,824
     3,800  Integrated Device Technology, Inc./*/      68,932
    18,900  Intel Corporation                         345,303
     4,500  International Business Machines
            Corporation                               324,000
     1,700  Intersil Corporation/*/                    36,346
    23,300  InterTrust Technologies Corporation/*/     70,133
     3,400  Intuit, Inc./*/                           169,048
     8,400  JDS Uniphase Corporation/*/                22,596
     4,900  Juniper Networks, Inc./*/                  27,685
     2,100  KLA-Tencor Corporation/*/                  92,379
     9,900  Legato Systems, Inc./*/                    35,640
     2,000  Lexmark International, Inc./*/            108,800
     1,700  Linear Technology Corporation              53,431
     4,700  LSI Logic Corporation/*/                   41,125
    20,200  Lucent Technologies, Inc./*/               33,532
     4,100  MatrixOne, Inc./*/                         24,641
     1,600  Maxim Integrated Products, Inc./*/         61,328
     2,700  Mercury Interactive Corporation/*/         61,992
     4,300  Methode Electronics, Inc.                  54,911
     1,000  Microchip Technology, Inc./*/              27,430
     4,100  Micron Technology, Inc./*/                 82,902
    13,400  Microsoft Corporation/*/                  725,208
    11,200  Motorola, Inc.                            161,504
     2,500  MSC.Software Corporation/*/                22,375
     2,300  Network Appliance, Inc./*/                 28,543
    22,900  NIC, Inc./*/                               33,892
     2,800  Nokia Corporation ADR                      40,544
    13,900  Nortel Networks Corporation                20,155
     3,100  Novellus Systems, Inc./*/                 105,400
    10,200  Openwave Systems, Inc./*/                  57,222
    18,900  Oracle Corporation/*/                     178,983
     3,900  Plumtree Software, Inc./*/                 19,422
     4,300  PMC-Sierra, Inc./*/                        39,861
     2,700  QLogic Corporation/*/                     102,870
     4,600  QUALCOMM, Inc./*/                         126,454
     6,500  Rational Software Corporation/*/           53,365
     1,200  Scientific-Atlanta, Inc.                   19,740
     4,800  STMicroelectronics NV                     116,784
     1,300  Storage Technology Corporation/*/          20,761
    16,400  Sun Microsystems, Inc./*/                  82,164
     1,400  SunGard Data Systems, Inc./*/              37,072
    14,500  SupportSoft, Inc./*/                       40,165
     7,000  Symbol Technologies, Inc.                  59,500
     1,000  Teradyne, Inc./*/                          23,500
     8,400  Texas Instruments, Inc.                   199,080
     2,800  VERITAS Software Corporation/*/            55,412
     8,800  Vignette Corporation/*/                    17,336
    14,500  Western Digital Corporation/*/             47,125
     2,500  Xilinx, Inc./*/                            56,075
     8,200  Yahoo!, Inc./*/                           121,032
            Total Information Technology            6,288,797
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $11,035,784)                7,358,723
--------------------------------------------------------------------------------

Principal                                                                    Interest      Maturity       Market
   Amount     Short-Term Investments (7.4%)                                   Rate/1/         Date         Value
---------------------------------------------------------------------------------------------------------------------
 $326,964     AAL Money Market Portfolio                                                                  $326,964
  100,000     Federal Home Loan Mortgage Corporation Discount Notes             1.720%     7/19/2002        99,904
  138,000     Federal National Mortgage Association                            1.800       7/24/2002       137,828

---------------------------------------------------------------------------------------------------------------------
                                         Total Short-Term Investments
                                         (amortized cost basis $564,696)                                   564,696
---------------------------------------------------------------------------------------------------------------------

                                         Total Investments (103.4%)
                                         (amortized cost basis $11,600,480)                              7,923,419

                                         Other Assets, Less Liabilities (-3.4%)                           (258,776)

---------------------------------------------------------------------------------------------------------------------
                                         Net Assets: (100.0%)                                           $7,664,643

------------------
/*/  Non income-producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                        AAL Aggressive Growth Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio seeks long-term capital  appreciation by investing  primarily in a diversified  portfolio of common stocks and securities  convertible  into common stocks.

    Shares  Common Stocks (91.5%)                     Market Value
--------------------------------------------------------------------------------

Consumer Discretionary (25.0%)
    10,510  Amazon.com, Inc./*/                      $170,787
     5,525  AOL Time Warner, Inc./*/                   81,273
     5,695  Cablevision Systems Corporation/*/         53,875
     6,525  Charter Communications, Inc./*/            26,622
     1,755  Clear Channel Communications, Inc./*/      56,195
     6,660  Comcast Corporation/*/                    156,044
     5,120  Cox Communications, Inc./*/               141,056
     4,330  Dollar Tree Stores, Inc./*/               170,645
     2,040  eBay, Inc./*/                             125,705
     2,210  EchoStar Communications
            Corporation/*/                             41,018
     2,475  Home Depot, Inc.                           90,907
    40,370  Liberty Media Corporation/*/              383,515
     4,800  Rainbow Media Group/*/                     42,000
     1,045  Stanley Works                              42,855
     1,640  Tiffany &Company                          57,728
     2,215  TMP Worldwide, Inc./*/                     47,622
     4,710  USA Interactive, Inc./*/                  110,450
       125  Viacom, Inc.                                5,557
     4,335  Viacom, Inc., Class B/*/                  192,344
            Total Consumer Discretionary            1,996,198

Energy (5.8%)
--------------------------------------------------------------------------------
     4,955  BJ Services Company/*/                    167,875
       680  Murphy Oil Corporation                     56,100
       695  Patterson-UTI Energy, Inc./*/              19,620
     4,575  Petroleo Brasileiro SA - Petrobras ADR     86,285
     1,985  Smith International, Inc./*/              135,357
            Total Energy                              465,237

Financials (20.1%)
--------------------------------------------------------------------------------
     5,325  AFLAC, Inc.                               170,400
     4,700  Allstate Corporation                      173,806
       130  Berkshire Hathaway, Inc. Class B/*/       290,290
     4,415  Citigroup, Inc.                           171,081
     9,360  E*TRADE Group, Inc./*/                     51,106
     2,865  Fannie Mae                                211,294
     2,370  Fifth Third Bancorp                       157,960
     1,895  Goldman Sachs Group, Inc.                $138,998
     1,610  Household International, Inc.              80,017
     1,830  XL Capital, Ltd.                          155,001
            Total Financials                        1,599,953

Health Care (24.1%)
--------------------------------------------------------------------------------
     1,155  AmerisourceBergen Corporation              87,780
     1,670  Anthem, Inc./*/                           112,257
     1,815  Cardinal Health, Inc.                     111,459
     1,155  CIGNA Corporation                         112,520
     1,655  Forest Laboratories, Inc./*/              117,174
       945  Genentech, Inc./*/                         31,658
     2,500  Guidant Corporation/*/                     75,575
     4,985  Laboratory Corporation of
            America Holdings/*/                       227,565
     2,495  McKesson Corporation                       81,586
     1,930  Millennium Pharmaceuticals, Inc./*/        23,450
    10,445  Pfizer, Inc.                              365,575
     3,610  Schering-Plough Corporation                88,806
     3,575  Tenet Healthcare Corporation/*/           255,791
     1,005  UnitedHealth Group, Inc.                   92,008
     2,805  Wyeth                                     143,616
            Total Health Care                       1,926,820

Industrials (4.7%)
--------------------------------------------------------------------------------
       165  General Dynamics Corporation               17,548
     5,495  Honeywell International, Inc.             193,589
     4,055  Raytheon Company                          165,241
            Total Industrials                         376,378

Information Technology (11.8%)
--------------------------------------------------------------------------------
     4,015  Accenture, Ltd./*/                         76,285
     2,945  Analog Devices, Inc./*/                    87,467
     2,610  ASML Holding NV ADR/*/                     39,463
     2,605  Brocade Communications Systems, Inc./*/    45,535
     4,910  Celestica, Inc. ADR/*/                    111,506
     3,835  Electronic Arts, Inc./*/                  253,302
       995  Electronic Data Systems Corporation        36,964
     4,580  Flextronics International, Ltd./*/        $32,655
     2,080  National Semiconductor Corporation/*/      60,674
    13,690  Nokia Corporation ADR                     198,231
            Total Information Technology              942,082

            Total Common Stocks
            (cost basis $8,947,081)                 7,306,668
--------------------------------------------------------------------------------

   Principal                                                                    Interest          Maturity            Market
      Amount     Short-Term Investments (8.4%)                                   Rate/1/             Date              Value
----------------------------------------------------------------------------------------------------------------------------------
    $600,000     Federal Home Loan Mortgage Corporation Discount Notes           1.900%            7/1/2002           $599,937
      69,727     Fidelity Domestic Portfolio Class III                                                                  69,727

                                            Total Short-Term Investments
                                            (amortized cost basis $669,664)                                            669,664
----------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (99.9%)
                                            (amortized cost basis $9,616,745)                                        7,976,332
----------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (0.1%)                                        6,041

                                            Net Assets: (100.0%)                                                    $7,982,373
----------------------------------------------------------------------------------------------------------------------------------

------------------
/*/  Non income-producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Small Cap Stock Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio  seeks  long-term  capital growth by investing  primarily in small company  common stocks and  securities  convertible  into small  company  common stocks.

    Shares  Common Stocks (96.2%)                     Market Value
--------------------------------------------------------------------------------

Consumer Discretionary (21.7%)
     5,100  American Axle &Manufacturing
            Holdings, Inc./*/                        $151,674
     7,350  Ann Taylor Stores Corporation/*/          186,617
     4,950  Applebee's International, Inc.            113,602
     2,700  CEC Entertainment, Inc./*/                111,510
     4,200  Cost Plus, Inc./*/                        127,928
    20,600  Emmis Communications Corporation/*/       436,514
     7,000  Ethan Allen Interiors, Inc.               246,820
    14,650  Fossil, Inc./*/                           301,204
     5,500  Harman International Industries, Inc.     270,875
    32,400  Hasbro, Inc.                              439,344
     3,100  Hughes Supply, Inc.                       137,361
     6,500  Insight Enterprises, Inc./*/              163,735
     4,300  Jack in the Box, Inc./*/                  136,740
     7,400  Linens 'n Things, Inc./*/                 242,794
    11,400  Lone Star Steakhouse &Saloon, Inc.       268,926
     6,590  M.D.C. Holdings, Inc.                     342,680
     8,600  Macrovision Corporation/*/                112,746
     3,100  Men's Wearhouse, Inc./*/                   79,050
     7,200  Monaco Coach Corporation/*/               156,024
     6,900  Nautica Enterprises, Inc./*/               89,631
    10,100  O'Charley's, Inc./*/                      255,530
     3,100  O'Reilly Automotive, Inc./*/               85,436
     5,800  OshKosh B'Gosh, Inc.                      252,241
     7,800  Pier 1 Imports, Inc.                      161,850
    18,300  Radio One, Inc./*/                        272,121
     3,700  RARE Hospitality International, Inc./*/    99,604
     7,400  Ross Stores, Inc.                         301,550
     8,200  Ruby Tuesday, Inc.                        159,080
     3,300  Sonic Corporation/*/                      103,653
    10,600  Steak n Shake Company/*/                  164,300
     6,100  Toll Brothers, Inc./*/                    178,730
    20,100  Tommy Hilfiger Corporation/*/             287,832
    22,100  Tower Automotive, Inc./*/                 308,295
     1,200  Ultimate Electronics, Inc./*/              31,092
     6,400  Visteon Corporation                        90,880
     6,000  Zale Corporation/*/                       219,600
            Total Consumer Discretionary            7,087,569
--------------------------------------------------------------------------------

Consumer Staples (2.1%)
     6,900  Constellation Brands, Inc./*/             220,800
     3,500  Fleming Companies, Inc.                    64,225
     3,900  Great Atlantic &Pacific Tea
            Company, Inc./*/                           72,891
    10,700  NBTY, Inc./*/                             165,636
     3,500  Whole Foods Market, Inc./*/               168,770
            Total Consumer Staples                    692,322

Energy (6.5%)
--------------------------------------------------------------------------------
     2,400  Atwood Oceanics, Inc./*/                   90,792
     3,700  Dril-Quip, Inc./*/                         93,388
     2,000  Evergreen Resources, Inc./*/               85,000
     8,400  Horizon Offshore, Inc./*/                  70,896
     8,900  Newfield Exploration Company/*/           330,813
     4,700  Offshore Logistics, Inc./*/               112,283
     8,800  Patterson-UTI Energy, Inc.                248,424
     5,000  Pogo Producing Company                    163,100
     5,700  Precision Drilling Corporation/*/         198,018
     3,600  St. Mary Land &Exploration Company        86,144
     7,600  Stone Energy Corporation/*/               305,900
     3,200  TETRA Technologies, Inc./*/                84,960
    11,750  XTO Energy, Inc.                          242,050
            Total Energy                            2,111,768

Financials (10.0%)
--------------------------------------------------------------------------------
     4,800  Affiliated Managers Group, Inc./*/        295,200
     6,777  BOK Financial Corporation/*/              226,759
     9,300  Commercial Federal Corporation            267,375
    10,100  Community First Bankshares, Inc.          263,509
     2,900  Corus Bankshares, Inc.                    133,165
     4,700  Cullen/Frost Bankers, Inc.                168,683
     3,800  Downey Financial Corporation              179,740
     8,095  Fidelity National Financial, Inc.         255,802
     6,900  First American Corporation                155,595
     8,400  Hudson United Bancorp                     239,904
     5,100  IPC Holdings, Ltd.                        155,754
     8,900  Irwin Financial Corporation               178,890
     3,100  MAF Bancorp, Inc.                         116,560
     7,200  Raymond James Financial, Inc.             207,360
     2,700  United Bankshares, Inc.                    79,326
    10,050  Washington Federal, Inc.                  253,863
     2,800  Wintrust Financial Corporation             96,796
            Total Financials                        3,274,281

Health Care (9.0%)
--------------------------------------------------------------------------------
     4,900  American Medical Systems
            Holdings, Inc./*/                          98,294
    20,600  Bio-Technology General Corporation/*/     123,806
     1,500  Cephalon, Inc./*/                          67,800
     7,100  CONMED Corporation/*/                     158,543
     6,400  Coventry Health Care, Inc./*/             182,400
     4,300  CryoLife, Inc./*/                          69,058
     2,800  Diagnostic Products Corporation           103,600
     5,500  ICOS Corporation/*/                        93,280
     3,600  IDEXX Laboratories, Inc./*/                92,844
     2,200  Inamed Corporation/*/                      58,784
     4,100  Invacare Corporation                      150,716
     2,400  Medicis Pharmaceutical Corporation/*/     102,624
     4,100  Mid Atlantic Medical Services, Inc./*/    128,535
     4,800  Noven Pharmaceuticals, Inc./*/            122,400
     2,400  Pediatrix Medical Group, Inc./*/           60,000
     5,100  Pharmaceutical Product
            Development, Inc./*/                      134,334
     6,100  Priority Healthcare Corporation/*/        143,350
     7,150  Province Healthcare Company/*/            159,874
     4,200  Renal Care Group, Inc./*/                 130,830
     5,300  STERIS Corporation/*/                     100,064
     5,000  Syncor International Corporation/*/       157,500
     3,800  TECHNE Corporation/*/                     107,236
     5,800  TheraSense, Inc./*/                       106,952
    17,600  US Oncology, Inc./*/                      146,608
     3,300  Varian Medical Systems, Inc./*/           133,815
            Total Health Care                       2,933,247
--------------------------------------------------------------------------------

Industrials (21.9%)
     6,000  Administaff, Inc./*/                       60,000
     3,700  Advanced Energy Industries, Inc./*/        82,066
     2,450  Alliant Techsystems, Inc./*/              156,310
     7,900  Atlantic Coast Airlines Holdings, Inc./*/ 171,430
     8,900  B/E Aerospace, Inc./*/                    117,302
     6,900  Banta Corporation                         247,710
    18,800  Consolidated Graphics, Inc./*/            352,876
    12,700  Crane Company                             322,072
    12,400  Dycom Industries, Inc./*/                 144,956
     4,000  Electro Scientific Industries, Inc./*/     97,200
     3,500  EMCOR Group, Inc./*/                      203,035
     8,100  Graco, Inc.                               207,441
    18,000  Hall, Kinion &Associates, Inc./*/        135,180
    10,642  Heartland Express, Inc./*/                254,663
    16,400  IDEX Corporation                          549,400
    17,900  John H. Harland Company                   512,656
    57,600  MasTec, Inc./*/                           423,936
     2,900  Mercury Computer Systems, Inc./*/          62,843
     3,900  Metro One Telecommunications, Inc./*/      54,444
     3,100  Mueller Industries, Inc./*/                98,425
     7,700  Nordson Corporation                       189,882
     3,100  Oshkosh Truck Corporation                 183,241
     8,900  Pentair, Inc.                             427,912
    20,100  Power-One, Inc./*/                        125,022
     7,000  Regal-Beloit Corporation                  166,670
     6,000  Robbins &Myers, Inc.                     156,300
     8,200  Shaw Group, Inc./*/                       251,740
     6,500  SkyWest, Inc.                             152,035
    19,100  TeleTech Holdings, Inc./*/                182,214
    22,600  Tetra Tech, Inc./*/                       332,220
     1,900  Triumph Group, Inc./*/                     84,740
    10,800  US Freightways Corporation                408,996
     3,700  Woodward Governor Company                 218,744
            Total Industrials                       7,133,661

Information Technology (17.2%)
--------------------------------------------------------------------------------
     2,900  Actel Corporation/*/                       60,958
    19,400  Acxiom Corporation/*/                     339,306
    10,100  Adaptec, Inc./*/                           79,689
     8,100  Anixter International, Inc./*/            188,244
     9,700  Axcelis Technologies, Inc./*/             111,356
     2,200  Benchmark Electronics, Inc./*/             63,448
     1,900  Black Box Corporation/*/                   77,387
     4,400  Brooks-PRI Automation, Inc./*/            112,464
     2,800  CACI International, Inc./*/               106,932
     3,600  Cerner Corporation/*/                     172,188
    66,200  CIBER, Inc./*/                            479,950
    16,500  Cirrus Logic, Inc./*/                     123,585
     5,500  Cognex Corporation/*/                     110,275
     2,400  Coherent, Inc./*/                          70,894
     2,300  Cohu, Inc.                                 39,744
    18,100  Computer Network Technology
            Corporation/*/                            110,953
    28,700  Credence Systems Corporation/*/           509,999
    46,800  DMC Stratex Networks, Inc./*/              94,068
     6,400  ESS Technology, Inc./*/                   112,256
     7,000  Hyperion Solutions Corporation/*/         127,661
     4,000  Integrated Device Technology, Inc./*/      72,560
     2,800  Kronos, Inc./*/                            85,369
    33,900  Methode Electronics, Inc.                 432,903
     4,300  Photronics, Inc./*/                        81,442
    10,700  Plumtree Software, Inc./*/                 53,286
     6,900  Power Integrations, Inc./*/               123,503
    19,900  Powerwave Technologies, Inc./*/          $182,284
     9,300  RadiSys Corporation/*/                    108,159
     2,700  Roper Industries, Inc.                    100,710
     2,000  ScanSource, Inc./*/                       122,820
    12,300  SPSS, Inc./*/                             191,142
    17,100  Tollgrade Communications, Inc./*/         250,857
    12,100  Trimble Navigation, Ltd./*/               187,550
     3,300  Varian Semiconductor Equipment
            Associates, Inc./*/                       111,969
     4,500  Veeco Instruments, Inc./*/                103,995
    10,900  Verity, Inc./*/                           120,881
     3,600  Zebra Technologies Corporation/*/         173,592
            Total Information Technology            5,594,379

Materials (4.1%)
--------------------------------------------------------------------------------
     4,100  Cambrex Corporation                       164,410
    28,100  MacDermid, Inc.                           597,406
    32,600  PolyOne Corporation                       366,750
    11,200  Pope &Talbot, Inc.                       209,776
            Total Materials                         1,338,342

Utilities (3.7%)
--------------------------------------------------------------------------------
     2,400  CH Energy Group, Inc.                     118,776
     9,300  Energen Corporation                       251,565
    12,300  Philadelphia Suburban Corporation         248,460
     6,100  Piedmont Natural Gas Company, Inc.        225,578
     3,600  Southwest Gas Corporation                  89,100
     7,200  UniSource Energy Corporation              133,704
     5,400  WGL Holdings, Inc.                        140,400
            Total Utilities                         1,207,583

            Total Common Stocks
            (cost basis $31,961,397)               31,373,152
--------------------------------------------------------------------------------

    Principal                                                                   Interest          Maturity            Market
      Amount     Short-Term Investments (3.5%)                                   Rate/1/             Date              Value
----------------------------------------------------------------------------------------------------------------------------------
  $1,019,118     AAL Money Market Portfolio                                                                         $1,019,118
     130,000     Federal Home Loan Mortgage Corporation Discount Notes            1.710%          7/11/2002            129,926

                                            Total Short-Term Investments
                                            (amortized cost basis $1,149,044)                                        1,149,044
----------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (99.7%)
                                            (amortized cost basis $33,110,441)                                      32,522,196
----------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (0.3%)                                       94,565

                                            Net Assets: (100.0%)                                                   $32,616,761

--------------------
/*/  Non income-producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Small Cap Index Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio  strives for capital growth that  approximates  the performance of the S&P SmallCap 600 Index by investing  primarily in common  stocks  comprising the Index.

    Shares  Common Stocks (100.0%)                     Market Value
--------------------------------------------------------------------------------

Communication Services (0.2%)
    14,900  Boston Communications Group, Inc./*/     $119,796
    48,100  General Communication, Inc./*/            320,827
    21,250  Metro One Telecommunications, Inc./*/     296,650
            Total Communication Services              737,273

Consumer Discretionary (22.5%)
--------------------------------------------------------------------------------
    10,900  4Kids Entertainment, Inc./*/              220,507
    14,100  A.T. Cross Company/*/                     105,750
    18,700  Aaron Rents, Inc.                         447,865
    15,600  Action Performance Companies, Inc./*/     492,960
    16,700  Advanced Marketing Services, Inc.         305,610
    17,500  ADVO, Inc./*/                             676,375
    38,300  AnnTaylor Stores Corporation/*/           972,437
    48,500  Applebee's International, Inc.          1,113,075
    20,300  Applica, Inc./*/                          251,720
    16,700  Applied Industrial Technologies, Inc.     325,650
    20,300  Arctic Cat, Inc.                          352,997
    25,100  Argosy Gaming Company/*/                  712,840
    11,400  Ashworth, Inc./*/                         102,714
    32,400  Aztar Corporation/*/                      673,920
    28,600  Bally Total Fitness Holding
            Corporation/*/                            535,106
    10,200  Bassett Furniture Industries, Inc.        198,890
    15,300  Brown Shoe Company, Inc.                  429,930
    11,300  Building Materials Holding
            Corporation/*/                            162,381
    38,700  Burlington Coat Factory Warehouse
            Corporation                               822,375
    22,100  Cato Corporation                          492,830
    24,350  CEC Entertainment, Inc./*/              1,005,655
    42,300  Champion Enterprises, Inc./*/             237,726
    35,675  Chico's FAS, Inc./*/                    1,295,716
    23,000  Children's Place Retail Stores, Inc./*/   609,523
    22,150  Christopher &Banks Corporation/*/        936,945
    14,000  Coachmen Industries, Inc.                 201,600
    23,900  Concord Camera Corporation/*/             121,914
    18,800  Cost Plus, Inc./*/                        572,629
    11,200  Department 56, Inc./*/                   $182,336
    31,500  Dress Barn, Inc./*/                       487,305
    17,100  EDO Corporation                           487,350
    12,000  Enesco Group, Inc.                        104,880
    33,750  Ethan Allen Interiors, Inc.             1,190,025
    11,200  Factory 2-U Stores, Inc./*/               155,120
    27,960  Fedders Corporation                        74,653
    30,400  Fleetwood Enterprises, Inc.               264,480
    17,500  Footstar, Inc./*/                         428,050
    39,925  Fossil, Inc./*/                           820,858
    22,100  Fred's, Inc.                              812,838
    19,000  Genesco, Inc./*/                          462,650
    28,200  Goody's Family Clothing, Inc./*/          322,608
    20,000  Group 1 Automotive, Inc./*/               756,600
    25,100  Gymboree Corporation/*/                   402,102
     5,500  Haggar Corporation                         88,275
    16,400  Hancock Fabrics, Inc.                     304,548
    28,300  Harman International Industries, Inc.   1,393,775
    18,800  Haverty Furniture Companies, Inc.         371,300
    27,250  Hot Topic, Inc./*/                        727,848
     9,000  Huffy Corporation/*/                       75,870
    20,800  Hughes Supply, Inc.                       921,648
    18,200  IHOP Corporation/*/                       535,990
    18,900  Information Holdings, Inc./*/             461,160
    39,775  Insight Enterprises, Inc./*/            1,001,932
    44,400  Interface, Inc.                           356,976
    22,400  Intermet Corporation                      240,576
    11,100  J. Jill Group, Inc./*/                    421,245
    34,600  Jack in the Box, Inc./*/                1,100,280
    19,400  JAKKS Pacific, Inc./*/                    343,574
    16,400  Jo-Ann Stores, Inc./*/                    478,880
    15,600  K2, Inc./*/                               152,256
    22,000  Kellwood Company                          715,000
    16,100  K-Swiss, Inc.                             418,278
    24,200  Landry's Restaurants, Inc.                617,342
    52,900  La-Z-Boy, Inc.                          1,334,138
    13,400  Libbey, Inc.                              456,940
    38,300  Linens 'n Things, Inc./*/               1,256,623
    18,000  Lone Star Steakhouse &Saloon, Inc.       424,620
    19,500  Luby's, Inc./*/                           123,825
    23,504  M.D.C. Holdings, Inc.                   1,222,208
    25,500  Marcus Corporation                        421,005
    14,300  Meade Instruments Corporation/*/           81,081
    35,800  Men's Wearhouse, Inc./*/                  912,900
    13,000  Midas, Inc.                               162,630
    41,851  Midway Games, Inc./*/                     355,734
    25,000  Monaco Coach Corporation/*/               541,750
     6,000  National Presto Industries, Inc.          192,000
    29,200  Nautica Enterprises, Inc./*/              379,308
     6,300  NVR, Inc./*/                            2,034,900
    16,400  O'Charley's, Inc./*/                      414,920
    46,000  O'Reilly Automotive, Inc./*/            1,267,760
    11,000  OshKosh B'Gosh, Inc.                      478,389
     6,500  Oxford Industries, Inc.                   182,000
    21,100  P.F. Chang's China Bistro, Inc./*/        662,962
    28,550  Pacific Sunwear of California, Inc./*/    632,954
    25,000  Panera Bread Company/*/                   868,750
    27,700  Penton Media, Inc.                         59,555
    44,700  Pep Boys-Manny, Moe, &Jack               753,195
    24,000  Phillips-Van Heusen Corporation           374,400
    81,400  Pier 1 Imports, Inc.                    1,689,050
    22,500  Pinnacle Entertainment, Inc./*/           239,175
    20,200  Polaris Industries, Inc.                1,313,000
    39,200  Prime Hospitality Corporation/*/          507,640
    19,300  Quiksilver, Inc./*/                       478,640
    19,000  RARE Hospitality International, Inc./*/   511,480
    37,650  Regis Corporation                       1,017,265
    11,300  Royal Appliance Manufacturing
            Company/*/                                 71,868
    56,700  Ruby Tuesday, Inc.                      1,099,980
    17,800  Russ Berrie and Company, Inc.             630,120
    27,900  Russell Corporation                       537,075
    38,000  Ryan's Family Steak Houses, Inc./*/       501,980
    23,700  Ryland Group, Inc.                      1,179,075
     9,500  Salton, Inc./*/                           132,430
    15,700  School Specialty, Inc./*/                 416,992
    23,550  SCP Pool Corporation/*/                   653,748
    25,000  ShopKo Stores, Inc./*/                    499,500
    15,400  Shuffle Master, Inc./*/                   282,898
     7,300  Skyline Corporation                       239,659
    34,912  Sonic Corporation/*/                    1,096,586
    10,900  Standard Motor Products, Inc.             182,139
    28,100  Standard Pacific Corporation              985,748
    24,117  Steak n Shake Company/*/                  373,813
    36,100  Stein Mart, Inc./*/                       428,507
    36,500  Stride Rite Corporation                   292,000
    23,400  Sturm, Ruger &Company, Inc.              331,110
    18,300  TBC Corporation/*/                        290,604
    12,400  Thomas Nelson, Inc.                       130,944
    12,400  Thor Industries, Inc.                     883,624
    61,600  Toll Brothers, Inc./*/                  1,804,880
    29,500  Too, Inc./*/                              908,600
    10,800  Toro Company                              619,272
    57,200  Tower Automotive, Inc./*/                 797,940
    17,800  Triarc Companies, Inc./*/                 486,830
    12,200  Ultimate Electronics, Inc./*/             316,102
    27,700  Wellman, Inc.                             463,975
    26,175  Wet Seal, Inc./*/                         636,053
    16,300  Winnebago Industries, Inc.                717,200
    27,800  WMS Industries, Inc./*/                   340,550
    36,100  Wolverine World Wide, Inc.                629,945
    29,700  Zale Corporation/*/                     1,087,020
            Total Consumer Discretionary           73,455,812

Consumer Staples (3.4%)
--------------------------------------------------------------------------------
       116  Acclaim Warrants/*/                             0
    15,600  American Italian Pasta Company/*/         795,444
    43,100  Casey's General Stores, Inc.              518,924
     7,700  Coca-Cola Bottling Company
            Consolidated                              331,100
    30,900  Corn Products International, Inc.         961,608
    33,300  Delta and Pine Land Company               669,330
    38,800  DIMON, Inc.                               268,496
    46,800  Fleming Companies, Inc.                   858,780
    33,300  Great Atlantic &Pacific Tea
            Company, Inc./*/                          622,377
    29,500  Hain Celestial Group, Inc./*/             545,750
    16,600  International Multifoods Corporation/*/   437,576
     7,700  J &J Snack Foods Corporation/*/          346,192
    25,200  Lance, Inc.                               367,416
    10,400  Nash Finch Company                        332,384
    14,000  Nature's Sunshine Products, Inc.          158,340
    57,500  NBTY, Inc./*/                             890,100
    38,300  Performance Food Group Company/*/       1,296,838
    26,100  Ralcorp Holdings, Inc./*/                 815,625
    13,000  Schweitzer-Mauduit International, Inc.    319,800
    16,500  United Natural Foods, Inc./*/             321,750
    13,870  WD-40 Company                             385,031
            Total Consumer Staples                 11,242,861

Energy (5.8%)
--------------------------------------------------------------------------------
    12,100  Atwood Oceanics, Inc./*/                  457,743
    27,800  Cabot Oil &Gas Corporation               635,230
    31,900  Cal Dive International, Inc./*/           701,800
    13,100  Carbo Ceramics, Inc.                      484,176
    15,000  Dril-Quip, Inc./*/                        378,600
    16,200  Evergreen Resources, Inc./*/              688,500
    22,700  Frontier Oil Corporation                  395,434
    44,300  Input/Output, Inc./*/                     398,700
    12,200  Key Production Company, Inc./*/           237,900
    24,800  Lone Star Technologies, Inc./*/           567,920
    38,600  Newfield Exploration Company/*/         1,434,762
    14,800  Nuevo Energy Company/*/                   233,840
    21,400  Oceaneering International, Inc./*/        567,100
    19,400  Offshore Logistics, Inc./*/               463,466
    23,650  Patina Oil &Gas Corporation              648,483
    20,700  Plains Resources, Inc./*/                 553,725
    47,300  Pogo Producing Company                  1,542,926
    11,100  Prima Energy Corporation/*/               252,969
    22,500  Remington Oil and Gas Corporation/*/      448,200
    17,550  SEACOR SMIT, Inc./*/                      830,992
    24,200  St. Mary Land &Exploration Company       579,082
    22,900  Stone Energy Corporation/*/               921,725
    23,300  Swift Energy Company/*/                   363,480
    12,300  TETRA Technologies, Inc./*/               326,565
    34,100  Tom Brown, Inc./*/                        966,735
    31,400  Unit Corporation/*/                       544,790
    26,900  Veritas DGC, Inc./*/                      338,940
    54,900  Vintage Petroleum, Inc.                   653,310
   107,850  XTO Energy, Inc.                        2,221,710
            Total Energy                           18,838,803

Financials (11.9%)
--------------------------------------------------------------------------------
    20,300  American Financial Holdings, Inc.         607,376
    21,700  Anchor BanCorp Wisconsin, Inc.            523,187
    19,500  Boston Private Financial Holdings, Inc.   482,430
    21,300  Cash America International, Inc.          195,960
    27,975  Chittenden Corporation                    810,715
    19,100  Colonial Properties Trust                 743,945
    39,400  Commercial Federal Corporation          1,132,750
    34,700  Community First Bankshares, Inc.          905,323
    44,600  Cullen/Frost Bankers, Inc.              1,600,694
    17,885  Delphi Financial Group, Inc.              773,526
    22,550  Dime Community Bancshares                 511,660
    24,565  Downey Financial Corporation            1,161,924
    20,500  East West Bancorp, Inc.                   707,660
    16,200  Essex Property Trust, Inc.                886,140
    14,500  Financial Federal Corporation/*/          486,475
    62,100  First American Corporation              1,400,355
    23,100  First BanCorp                             864,633
    42,112  First Midwest Bancorp, Inc.             1,169,871
    11,900  First Republic Bank/*/                    324,513
    15,000  FirstFed Financial Corporation/*/         435,000
    63,100  Fremont General Corporation               263,758
    10,000  GBC Bancorp                               289,500
    24,900  Hilb, Rogal and Hamilton Company        1,126,725
    39,389  Hudson United Bancorp                   1,124,950
    23,300  Jefferies Group, Inc.                     988,852
    24,100  Kilroy Realty Corporation                 644,675
    16,200  LandAmerica Financial Group, Inc.         510,300
    20,100  MAF Bancorp, Inc.                         755,760
    18,800  Philadelphia Consolidated Holding
            Corporation/*/                            852,392
    25,500  Presidential Life Corporation             516,885
    21,864  Provident Bankshares Corporation          517,958
    42,350  Raymond James Financial, Inc.           1,219,680
    24,800  Riggs National Corporation                369,768
     8,700  RLI Corporation                           448,485
     8,100  SCPIE Holdings, Inc.                       49,248
    21,100  Seacoast Financial Services Corporation   528,977
    22,500  Selective Insurance Group, Inc.           637,425
    28,900  Shurgard Storage Centers, Inc.            997,628
    35,000  South Financial Group, Inc.               784,315
    29,000  Southwest Bancorporation of
            Texas, Inc./*/                          1,050,380
    53,600  Staten Island Bancorp, Inc.             1,029,120
    38,100  Sterling Bancshares, Inc.                 562,737
    15,600  Stewart Information Services
            Corporation/*/                            314,184
    34,200  Susquehanna Bancshares, Inc.              776,682
    14,951  SWS Group, Inc.                           293,339
    31,900  Trenwick Group, Ltd.                      239,250
    62,782  TrustCo Bank Corporation NY               826,839
    17,100  UCBH Holdings, Inc.                       649,971
    41,700  UICI/*/                                   840,672
    37,200  United Bankshares, Inc.                 1,092,936
    55,252  Washington Federal, Inc.                1,395,666
    34,600  Whitney Holding Corporation             1,063,604
    16,200  Zenith National Insurance Corporation     515,970
            Total Financials                       39,002,768

Health Care (11.2%)
--------------------------------------------------------------------------------
    27,200  Accredo Health, Inc./*/                 1,255,008
    24,500  Advanced Medical Optics, Inc./*/          269,500
    44,500  Alpharma, Inc.                            755,610
    26,500  AmeriPath, Inc./*/                        636,000
    18,400  ArQule, Inc./*/                          $124,200
    18,900  ArthroCare Corporation/*/                 243,054
    12,800  Biosite Diagnostics, Inc./*/              360,320
    50,800  Bio-Technology General Corporation/*/     305,308
    47,900  Cephalon, Inc./*/                       2,165,080
    24,850  CONMED Corporation/*/                     554,901
    13,300  Cooper Companies, Inc.                    626,430
    51,200  Coventry Health Care, Inc./*/           1,459,200
    16,950  CryoLife, Inc./*/                         272,217
    10,000  Curative Health Services, Inc./*/         167,800
    33,200  Cygnus, Inc./*/                            67,064
    12,900  Datascope Corporation                     356,556
    24,700  Diagnostic Products Corporation           913,900
    10,600  DIANON Systems, Inc./*/                   566,252
    20,800  Duane Reade, Inc./*/                      708,240
    24,665  Enzo Biochem, Inc./*/                     353,449
    23,000  Haemonetics Corporation/*/                671,600
    16,700  Hologic, Inc./*/                          258,683
    56,600  Hooper Holmes, Inc.                       456,762
    12,100  ICU Medical, Inc./*/                      373,890
    29,500  IDEXX Laboratories, Inc./*/               760,805
    14,100  IMPATH, Inc./*/                           253,095
    18,100  Inamed Corporation/*/                     483,632
    26,900  Invacare Corporation                      988,844
    19,800  MAXIMUS, Inc./*/                          627,660
    26,800  Medicis Pharmaceutical Corporation/*/   1,145,968
    20,400  Mentor Corporation                        748,864
    21,700  MGI PHARMA, Inc./*/                       153,202
    41,000  Mid Atlantic Medical Services, Inc./*/  1,285,350
    19,600  Noven Pharmaceuticals, Inc./*/            499,800
    44,500  Orthodontic Centers of America, Inc./*/ 1,020,830
    14,700  Osteotech, Inc./*/                        108,633
    29,600  Owens &Minor, Inc.                       584,896
    21,700  PAREXEL International Corporation/*/      301,847
    23,200  Pediatrix Medical Group, Inc./*/          580,000
    48,000  Pharmaceutical Product
            Development, Inc./*/                    1,264,320
    10,500  PolyMedica Corporation/*/                 268,170
    38,232  Priority Healthcare Corporation/*/        898,452
    41,450  Province Healthcare Company/*/            926,822
    38,200  Regeneron Pharmaceuticals, Inc./*/        554,282
    15,100  RehabCare Group, Inc./*/                  362,853
    43,450  Renal Care Group, Inc./*/               1,353,467
    28,100  ResMed, Inc./*/                           826,140
    28,800  Respironics, Inc./*/                      980,640
    24,500  Sierra Health Services, Inc./*/           547,575
    21,200  Sola International, Inc./*/               243,800
     8,500  Spacelabs Medical, Inc./*/                120,700
    19,500  Sunrise Assisted Living, Inc./*/          522,600
    14,800  SurModics, Inc./*/                        384,652
    33,000  Sybron Dental Specialties, Inc./*/        610,500
    21,600  Syncor International Corporation/*/       680,400
    36,200  TECHNE Corporation/*/                   1,021,564
    25,800  Theragenics Corporation/*/                217,494
    82,800  US Oncology, Inc./*/                      689,724
    22,600  Viasys Healthcare, Inc./*/                394,370
    11,200  Vital Signs, Inc.                         404,880
            Total Health Care                      36,737,855

Industrials (20.7%)
--------------------------------------------------------------------------------
    24,400  A.O. Smith Corporation                    751,764
    27,700  AAR Corporation                           279,493
    43,000  ABM Industries, Inc.                      746,480
    35,900  Acuity Brands, Inc.                       653,380
    24,300  Administaff, Inc./*/                      243,000
    27,900  Advanced Energy Industries, Inc./*/       618,822
    52,150  Aeroflex, Inc./*/                         362,443
    32,450  Alliant Techsystems, Inc./*/            2,070,310
     7,500  Angelica Corporation                      129,000
    24,600  Apogee Enterprises, Inc.                  353,256
    25,500  Arbitron, Inc./*/                         795,600
    21,600  Arkansas Best Corporation/*/              550,368
    27,100  Armor Holdings, Inc./*/                   691,050
    33,300  Artesyn Technologies, Inc./*/             215,817
    17,100  Astec Industries, Inc./*/                 275,139
    18,900  AstroPower, Inc./*/                       371,196
    39,200  Atlantic Coast Airlines Holdings, Inc./*/ 850,640
    29,900  B/E Aerospace, Inc./*/                    394,082
    29,600  Baldor Electric Company                   741,776
    16,300  Barnes Group, Inc.                        373,270
    21,700  Belden, Inc.                              452,228
    29,100  Bowne &Company, Inc.                     428,934
    20,000  Brady Corporation                         689,400
    18,800  Briggs &Stratton Corporation             726,432
     5,500  Butler Manufacturing Company              150,975
    22,600  C&D Technologies, Inc.                    407,252
    16,700  CDI Corporation/*/                        543,585
    31,200  Central Parking Corporation               715,728
     8,500  Chemed Corporation                        320,365
    21,600  CLARCOR, Inc.                             683,640
    11,500  Consolidated Graphics, Inc./*/            215,855
    37,300  Corinthian Colleges, Inc./*/            1,264,097
     7,000  CPI Corporation                           133,000
    14,400  CUNO, Inc./*/                             520,992
     8,900  Curtiss-Wright Corporation                710,665
    18,500  Dionex Corporation/*/                     495,615
    14,400  DRS Technologies, Inc./*/                 615,600
    40,500  eFunds Corporation/*/                     384,304
    16,900  Elcor Corporation                         468,468
    23,900  Electro Scientific Industries, Inc./*/    580,770
    13,000  EMCOR Group, Inc./*/                      754,130
    18,000  Esterline Technologies Corporation/*/     408,600
    29,200  FactSet Research Systems, Inc.            869,284
    13,200  Flow International Corporation/*/          88,955
    18,900  Forward Air Corporation/*/                619,542
    17,300  Franklin Covey Company/*/                  50,170
    25,600  Frontier Airlines, Inc./*/                208,128
    18,000  G &K Services, Inc.                      616,320
    13,800  Gardner Denver, Inc./*/                   276,000
    37,500  GenCorp, Inc.                             536,250
    31,980  Global Payments, Inc.                     954,923
    41,350  Graco, Inc.                             1,058,974
    28,930  Griffon Corporation/*/                    523,633
    10,700  Hall, Kinion &Associates, Inc./*/         80,357
    43,524  Heartland Express, Inc./*/              1,041,529
    15,700  Heidrick &Struggles
            International, Inc./*/                    313,529
    28,200  IDEX Corporation                          944,700
    17,000  Imagistics International, Inc./*/         364,990
    25,700  Information Resources, Inc./*/            241,297
    23,100  Insituform Technologies, Inc./*/          489,258
    10,600  Insurance Auto Auctions, Inc./*/          206,700
    15,300  Ionics, Inc./*/                           371,025
    39,900  ITT Educational Services, Inc./*/         869,820
    37,100  JLG Industries, Inc.                      520,513
    25,400  John H. Harland Company                   727,456
    19,500  Kaman Corporation                         326,820
    52,200  Kansas City Southern/*/                   874,350
    21,000  Kirby Corporation/*/                      513,450
    26,800  Kroll, Inc./*/                            562,264
    35,500  Labor Ready, Inc./*/                      207,675
     7,100  Landstar System, Inc./*/                  758,635
     8,400  Lawson Products, Inc.                     258,804
    49,636  Lennox International, Inc.                892,952
    10,150  Lindsay Manufacturing Company             239,540
    13,900  Lydall, Inc./*/                           211,975
    19,500  Magnetek, Inc./*/                         193,050
    21,000  Manitowoc Company, Inc.                   744,450
    12,000  MemberWorks, Inc./*/                      222,360
    18,800  Mercury Computer Systems, Inc./*/         407,396
    28,600  Mesa Air Group, Inc./*/                   263,120
    12,040  Midwest Express Holdings, Inc./*/         158,928
    29,300  Milacron, Inc.                            301,790
    12,400  Mobile Mini, Inc./*/                      212,040
    29,400  Mueller Industries, Inc./*/               933,450
    29,700  NDCHealth Corporation                     828,630
    11,300  New England Business Service, Inc.        284,082
    23,300  On Assignment, Inc./*/                    414,740
    14,700  Oshkosh Truck Corporation                 868,917
    34,500  Paxar Corporation/*/                      577,875
    21,500  Pegasus Solutions, Inc./*/                376,250
    11,200  Planar Systems, Inc./*/                  $215,600
    17,500  Pre-Paid Legal Services, Inc./*/          348,250
    55,500  PRG-Schultz International, Inc./*/        683,205
    21,700  Regal-Beloit Corporation                  516,677
    27,600  Reliance Steel &Aluminum Company         836,004
    16,900  Roadway Corporation                       607,217
    12,100  Robbins &Myers, Inc.                     315,205
    36,400  Shaw Group, Inc./*/                     1,117,480
    10,600  Simpson Manufacturing
            Company, Inc./*/                          605,578
    49,700  SkyWest, Inc.                           1,162,483
    15,200  SOURCECORP, Inc./*/                       402,800
    51,100  Spherion Corporation/*/                   608,090
    11,500  SPS Technologies, Inc./*/                 438,955
    24,300  Standard Register Company                 830,817
    10,500  Standex International Corporation         263,550
    46,006  Tetra Tech, Inc./*/                       676,288
    13,300  Thomas Industries, Inc.                   380,380
    52,200  Timken Company                          1,165,626
    18,000  Titan International, Inc.                  72,900
    33,300  Tredegar Corporation                      804,195
    13,800  Triumph Group, Inc./*/                    615,480
    29,400  United Stationers, Inc./*/                893,760
    15,600  Universal Forest Products, Inc.           365,352
    16,300  URS Corporation/*/                        453,140
    23,400  USFreightways Corporation                 886,158
    20,900  Valmont Industries, Inc.                  424,897
    36,800  Vicor Corporation/*/                      257,232
    13,200  Volt Information Sciences, Inc./*/        323,268
    20,000  Wabash National Corporation               200,000
    24,100  Waste Connections, Inc./*/                752,884
    23,350  Watsco, Inc.                              426,371
    23,100  Watts Industries, Inc.                    458,535
    55,466  Werner Enterprises, Inc.                1,181,980
    10,600  Wolverine Tube, Inc./*/                    80,030
     9,900  Woodward Governor Company                 585,288
    25,200  Yellow Corporation/*/                     816,480
            Total Industrials                      67,516,572
--------------------------------------------------------------------------------

Information Technology (14.9%)
    21,200  Actel Corporation/*/                     $445,624
    92,100  Adaptec, Inc./*/                          726,669
    26,400  Allen Telecom, Inc./*/                    112,200
    35,400  Alliance Semiconductor Corporation/*/     251,340
    36,400  American Management Systems, Inc./*/      695,604
    11,500  Analogic Corporation                      565,455
    21,000  Analysts International Corporation         89,250
    32,400  Anixter International, Inc./*/            752,976
    12,800  ANSYS, Inc./*/                            257,280
    45,600  Aspect Communications Corporation/*/      145,920
    30,800  Aspen Technology, Inc./*/                 256,872
    26,600  ATMI, Inc./*/                             595,042
    19,900  Audiovox Corporation/*/                   158,205
    22,800  Avid Technology, Inc./*/                  211,128
    19,700  Aware, Inc./*/                             74,860
    85,100  Axcelis Technologies, Inc./*/             976,948
    19,500  AXT, Inc./*/                              155,610
    18,950  BARRA, Inc./*/                            704,561
    12,500  BEI Technologies, Inc.                    143,125
     9,500  Bel Fuse, Inc., Class B                   256,975
    16,800  Bell Microproducts, Inc./*/               135,240
    21,000  Benchmark Electronics, Inc./*/            605,640
    17,600  Black Box Corporation/*/                  716,848
    29,200  Brooks-PRI Automation, Inc./*/            746,352
    10,600  Brooktrout, Inc./*/                        60,420
    38,550  Cable Design Technologies
            Corporation/*/                            414,413
    24,700  CACI International, Inc./*/               943,293
    27,700  Captaris, Inc./*/                          81,715
    19,000  Carreker Corporation/*/                   215,080
    11,300  Catapult Communications Corporation/*/    247,142
    31,500  C-COR.net Corporation/*/                  220,500
    30,800  Cerner Corporation/*/                   1,473,164
    27,900  Checkpoint Systems, Inc./*/               326,430
    52,900  CIBER, Inc./*/                            383,525
    38,400  Cognex Corporation/*/                     769,920
    25,100  Coherent, Inc./*/                         741,429
    18,000  Cohu, Inc.                                311,040
    18,100  Computer Task Group, Inc.                 $89,957
    10,600  Concerto Software, Inc./*/                 66,780
    14,700  Concord Communications, Inc./*/           242,256
    28,900  CTS Corporation                           347,667
    29,400  Cymer, Inc./*/                          1,030,176
    34,600  Dendrite International, Inc./*/           334,582
    19,200  Digi International, Inc./*/                63,379
    71,600  DMC Stratex Networks, Inc./*/             143,916
    23,500  DSP Group, Inc./*/                        460,600
    15,500  DuPont Photomasks, Inc./*/                503,440
    18,300  Electroglas, Inc./*/                      183,000
    19,800  ePresence, Inc./*/                         74,250
    39,700  ESS Technology, Inc./*/                   696,338
    33,900  Exar Corporation/*/                       668,508
    30,250  Fair, Isaac and Company, Inc.             994,318
    30,900  FileNET Corporation/*/                    448,050
    14,600  FLIR Systems, Inc./*/                     612,762
    19,200  Gerber Scientific, Inc./*/                 67,392
    51,700  Harmonic, Inc./*/                         189,170
    22,700  Helix Technology Corporation              467,620
    31,000  HNC Software, Inc./*/                     517,700
    22,000  Hutchinson Technology, Inc./*/            344,080
    28,980  Hyperion Solutions Corporation/*/         528,517
    14,385  Intermagnetics General Corporation/*/     290,577
    21,000  Inter-Tel, Inc.                           359,310
    29,600  InterVoice-Brite, Inc./*/                  42,328
    18,000  Itron, Inc./*/                            472,140
    23,800  JDA Software Group, Inc./*/               672,588
    13,700  Keithley Instruments, Inc.                197,828
    60,300  Kopin Corporation/*/                      397,980
    17,125  Kronos, Inc./*/                           522,124
    42,800  Kulicke and Soffa Industries, Inc./*/     530,292
    24,900  Manhattan Associates, Inc./*/             800,784
    13,100  MapInfo Corporation/*/                    119,210
    31,300  Methode Electronics, Inc.                 399,701
    15,300  MICROS Systems, Inc./*/                   423,963
    25,100  Microsemi Corporation/*/                  165,660
    20,100  MRO Software, Inc./*/                     228,738
    29,500  Netegrity, Inc./*/                        181,720
    19,200  Network Equipment Technologies, Inc./*/    82,560
    26,600  NYFIX, Inc./*/                            226,100
    16,950  Park Electrochemical Corporation          449,175
    17,400  PCTEL, Inc./*/                            117,781
    22,100  Pericom Semiconductor Corporation/*/      256,139
    22,600  Phoenix Technologies, Ltd./*/             226,000
    14,800  Photon Dynamics, Inc./*/                  444,000
    26,400  Photronics, Inc./*/                       500,016
    51,000  Pinnacle Systems, Inc./*/                 560,439
    27,600  Pioneer-Standard Electronics, Inc.        286,764
    24,600  Power Integrations, Inc./*/               440,315
    31,000  Progress Software Corporation/*/          457,529
    13,600  QRS Corporation/*/                        105,944
    24,000  Radiant Systems, Inc./*/                  312,720
    15,100  RadiSys Corporation/*/                    175,613
    23,200  Rainbow Technologies, Inc./*/             114,144
    13,800  Rogers Corporation/*/                     383,778
    27,200  Roper Industries, Inc.                  1,014,560
    16,600  Roxio, Inc./*/                            119,520
    14,100  Rudolph Technologies, Inc./*/             351,513
    12,600  SBS Technologies, Inc./*/                 154,337
    13,500  SCM Microsystems, Inc./*/                 180,630
    35,000  SERENA Software, Inc./*/                  479,405
   117,300  Skyworks Solutions, Inc./*/               651,015
    14,600  SPSS, Inc./*/                             226,884
    13,900  Standard Microsystems Corporation/*/      328,179
    12,300  StarTek, Inc./*/                          328,902
    10,800  Supertex, Inc./*/                         190,296
    19,250  Symmetricom, Inc./*/                       70,263
    28,900  Systems &Computer Technology
            Corporation/*/                            390,439
    32,000  Take-Two Interactive Software, Inc./*/    658,880
    12,100  TALX Corporation                          229,416
    34,800  Technitrol, Inc.                          810,840
    27,800  Teledyne Technologies, Inc./*/            572,958
    25,000  Therma-Wave, Inc./*/                      284,750
    34,225  THQ, Inc./*/                            1,020,589
    18,699  Three-Five Systems, Inc./*/              $213,169
    11,800  Tollgrade Communications, Inc./*/         173,106
    24,500  Trimble Navigation, Ltd./*/               379,750
    19,600  Ultratech Stepper, Inc./*/                317,324
    28,900  Varian Semiconductor Equipment
            Associates, Inc./*/                       980,577
    25,300  Veeco Instruments, Inc./*/                584,683
    31,000  Verity, Inc./*/                           343,790
    22,500  ViaSat, Inc./*/                           189,675
    17,500  X-Rite, Inc.                              150,500
    27,500  Zebra Technologies Corporation/*/       1,326,050
    10,152  Zilog, Inc./*/                                  0
    15,300  ZixIt Corporation/*/                       83,844
            Total Information Technology           48,792,057

Materials (5.1%)
--------------------------------------------------------------------------------
    12,800  A.M. Castle &Company                     159,744
    31,300  AptarGroup, Inc.                          962,475
    19,400  Arch Chemicals, Inc.                      473,942
    14,400  Brush Engineered Materials, Inc./*/       178,560
    30,200  Buckeye Technologies, Inc./*/             302,000
    22,600  Cambrex Corporation                       906,260
    24,200  Caraustar Industries, Inc.                302,016
    17,900  Century Aluminum Company                  266,531
    12,300  ChemFirst, Inc.                           352,395
    13,200  Chesapeake Corporation                    347,556
     8,900  Cleveland-Cliffs, Inc.                    240,834
    11,900  Commercial Metals Company                 558,586
    13,900  Commonwealth Industries, Inc.              99,941
    10,400  Deltic Timber Corporation                 358,592
    24,750  Florida Rock Industries, Inc.             891,247
    27,900  Georgia Gulf Corporation                  737,676
    13,300  IMCO Recycling, Inc./*/                   127,680
    28,000  MacDermid, Inc.                           595,280
    65,100  Massey Energy Company                     826,770
    12,800  Material Sciences Corporation/*/          179,456
    20,788  Myers Industries, Inc.                    354,020
    24,500  OM Group, Inc.                          1,519,000
    34,400  OMNOVA Solutions, Inc./*/                 288,960
     6,600  Penford Corporation                       119,460
    79,300  PolyOne Corporation                       892,125
    13,600  Pope &Talbot, Inc                        254,728
     8,000  Quaker Chemical Corporation               196,000
    12,400  Quanex Corporation                        541,880
    18,000  RTI International Metals, Inc./*/         218,700
    21,500  Ryerson Tull, Inc.                        250,045
    25,800  Scotts Company/*/                       1,171,320
    41,200  Steel Dynamics, Inc./*/                   678,564
     8,300  Steel Technologies, Inc.                  109,394
    37,500  Stillwater Mining Company/*/              595,500
    18,300  Texas Industries, Inc.                    576,267
            Total Materials                        16,633,504

Utilities (4.3%)
--------------------------------------------------------------------------------
    13,150  American States Water Company             346,371
    35,900  Atmos Energy Corporation                  841,496
    41,500  Avista Corporation                        572,700
     9,600  Cascade Natural Gas Corporation           200,640
    10,100  Central Vermont Public
            Service Corporation                       177,760
    14,300  CH Energy Group, Inc.                     707,707
    43,900  El Paso Electric Company/*/               608,015
    29,900  Energen Corporation                       808,795
     4,900  Green Mountain Power Corporation           88,984
    16,400  Laclede Group, Inc.                       385,072
    23,500  New Jersey Resources Corporation          701,475
    22,100  Northwest Natural Gas Company             644,878
    23,800  NorthWestern Corporation                  403,410
    13,700  NUI Corporation                           373,325
    59,690  Philadelphia Suburban Corporation       1,205,738
    28,400  Piedmont Natural Gas Company, Inc.      1,050,232
    30,500  RGS Energy Group, Inc.                  1,195,600
    47,857  Southern Union Company/*/                 813,563
    28,500  Southwest Gas Corporation                 705,375
    22,200  Southwestern Energy Company/*/            336,996
    24,000  UGI Corporation                           766,560
    12,600  UIL Holdings Corporation                  686,196
    29,200  UniSource Energy Corporation              542,244
            Total Utilities                        14,163,132

            Total Common Stocks
            (cost basis $333,111,751)             327,120,637
--------------------------------------------------------------------------------

            Other Assets, Less Liabilities (0.0%)     110,833
--------------------------------------------------------------------------------

            Net Assets: (100.0%)                 $327,231,470

---------------------
/*/  Non income-producing security.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Mid Cap Stock Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio  seeks long-term  capital growth by investing  primarily in common stocks and securities convertible into common stocks mid-sized companies.

    Shares  Common Stocks (96%)                     Market Value
--------------------------------------------------------------------------------

Communication Services (0.4%)
     1,800  Telephone and Data Systems, Inc.         $108,990
            Total Communication Services              108,990

Consumer Discretionary (14.5%)
--------------------------------------------------------------------------------
     9,600  Belo Corporation                          217,056
     9,000  BJ's Wholesale Club, Inc./*/              346,500
     3,200  CDW Computer Centers, Inc./*/             149,792
     8,100  Charter Communications, Inc./*/            33,048
     2,900  Coach, Inc./*/                            159,210
    11,500  Darden Restaurants, Inc.                  284,050
     7,500  Emmis Communications Corporation/*/       158,925
    12,000  Family Dollar Stores, Inc.                423,000
    11,400  Gemstar-TV Guide International, Inc./*/    61,446
    10,800  Hilton Hotels Corporation                 150,120
     4,300  Insight Communications Company, Inc./*/    52,331
     4,200  KB Home                                   216,342
     3,600  Lamar Advertising Company/*/              133,956
     9,600  Linens 'n Things, Inc./*/                 314,976
     9,000  Macrovision Corporation/*/                117,990
     6,900  MGM Mirage/*/                             232,875
     9,900  Pixar Animation Studios/*/                436,590
     3,400  Reader's Digest Association, Inc.          63,682
     6,800  Reebok International, Ltd./*/             200,600
     6,700  Ross Stores, Inc.                         273,025
       370  Washington Post Company, Class B          203,500
            Total Consumer Discretionary            4,229,014

Consumer Staples (4.3%)
--------------------------------------------------------------------------------
     1,600  Hershey Foods Corporation                 100,576
    12,400  Hormel Foods Corporation                  296,856
     4,200  Loews Corporation - Carolina Group        113,610
     2,800  R.J. Reynolds Tobacco Holdings, Inc.      150,500
    38,100  Tyson Foods, Inc.                         590,931
            Total Consumer Staples                  1,252,473

Energy (6.9%)
--------------------------------------------------------------------------------
     3,300  BJ Services Company/*/                   $111,804
     1,900  Cooper Cameron Corporation/*/              91,998
     6,500  ENSCO International, Inc.                 177,190
     7,700  EOG Resources, Inc.                       305,690
     2,600  Murphy Oil Corporation                    214,500
     4,700  Nabors Industries, Ltd./*/                165,205
     5,300  Noble Corporation/*/                      204,580
     8,500  Patterson-UTI Energy, Inc./*/             239,955
     1,100  Smith International, Inc./*/               75,009
     6,900  Valero Energy Corporation                 258,198
     4,200  Weatherford International, Ltd./*/        181,440
            Total Energy                            2,025,569

Financials (20.9%)
--------------------------------------------------------------------------------
    22,500  Banknorth Group, Inc.                     585,450
     7,300  City National Corporation                 392,375
     8,200  Compass Bancshares, Inc.                  275,520
     2,300  Countrywide Credit Industries, Inc.       110,975
    14,546  Fidelity National Financial, Inc.         459,653
     5,900  GreenPoint Financial Corporation          289,690
    13,600  LaBranche &Company, Inc./*/              311,440
     3,300  M&T Bank Corporation                      283,008
    11,700  National Commerce Financial
            Corporation                               307,710
    14,000  North Fork Bancorporation, Inc.           557,340
    11,400  PMI Group, Inc.                           435,480
    13,600  Protective Life Corporation               450,160
     4,600  S&P 400 Mid-Cap Depository Receipts       412,850
     3,900  SEI Investments Company                   109,863
     4,000  Simon Property Group, Inc.                147,400
    12,000  TCF Financial Corporation                 589,200
     7,600  Zions Bancorporation                      395,960
            Total Financials                        6,114,074

Health Care (11.0%)
--------------------------------------------------------------------------------
     4,300  Anthem, Inc./*/                          $289,046
     4,100  Beckman Coulter, Inc.                     204,590
     3,700  Cytyc Corporation/*/                       28,194
     2,200  Edwards Lifesciences Corporation/*/        50,424
     2,900  Express Scripts, Inc./*/                  145,319
     6,900  Gilead Sciences, Inc./*/                  226,872
     5,800  Health Net, Inc./*/                       155,266
     5,700  IDEC Pharmaceuticals Corporation/*/       202,065
    22,250  IVAX Corporation/*/                       240,300
     4,500  King Pharmaceuticals, Inc./*/             100,125
     5,700  MedImmune, Inc./*/                        150,480
     8,900  Millennium Pharmaceuticals, Inc./*/       108,135
     3,600  Quest Diagnostics, Inc./*/                309,780
     2,500  STERIS Corporation/*/                      47,200
    11,300  Universal Health Services, Inc./*/        553,700
    11,000  Zimmer Holdings, Inc./*/                  392,260
            Total Health Care                       3,203,756

Industrials (12.8%)
--------------------------------------------------------------------------------
     5,650  Alliant Techsystems, Inc./*/              360,470
     3,400  American Standard Companies, Inc./*/      255,340
     6,700  Crane Company                             169,912
     5,100  DST Systems, Inc./*/                      233,121
     5,800  Fiserv, Inc./*/                           212,918
     6,400  GATX Corporation                          192,640
     3,100  Manpower, Inc.                            113,925
    32,500  MasTec, Inc./*/                           239,200
    12,600  Nordson Corporation                       310,716
    24,600  Republic Services, Inc./*/                469,122
    11,400  Shaw Group, Inc./*/                       349,980
     3,800  SPX Corporation/*/                        446,500
    10,400  Valassis Communications, Inc./*/          379,600
            Total Industrials                       3,733,444

Information Technology (14.1%)
--------------------------------------------------------------------------------
     3,200  Adobe Systems, Inc.                        91,200
     9,900  Advanced Fibre Communications, Inc./*/    163,746
     5,500  Affiliated Computer Services, Inc./*/    $261,140
     4,600  Apple Computer, Inc./*/                    81,512
     8,900  ATI Technologies, Inc./*/                  61,499
     8,600  Atmel Corporation/*/                       53,836
     7,300  BEA Systems, Inc./*/                       68,693
    10,200  Cadence Design Systems, Inc./*/           164,424
    10,600  Cirrus Logic, Inc./*/                      79,394
    22,900  Crown Castle International Corporation/*/  89,997
    10,900  Cypress Semiconductor Corporation/*/      165,462
     5,600  Electronic Arts, Inc./*/                  369,880
     6,800  Harris Corporation                        247,180
     8,100  Integrated Device Technology, Inc./*/     146,934
     7,000  Intersil Corporation/*/                   149,660
     7,900  Intuit, Inc./*/                           392,788
     8,000  Lam Research Corporation/*/               143,840
    13,700  Lawson Software, Inc./*/                   79,049
    15,100  Legato Systems, Inc./*/                    54,360
     4,000  McDATA Corporation/*/                      35,240
     8,550  Microchip Technology, Inc./*/             234,527
     5,100  Network Associates, Inc./*/                98,277
     1,100  Novellus Systems, Inc./*/                  37,400
     9,700  PerkinElmer, Inc.                         107,185
     4,500  Polycom, Inc./*/                           53,955
     1,300  QLogic Corporation/*/                      49,530
     8,200  Rational Software Corporation/*/           67,322
     7,500  RF Micro Devices, Inc./*/                  57,150
     6,504  Sanmina-SCI Corporation/*/                 41,040
    12,000  SunGard Data Systems, Inc./*/             317,760
     5,000  Symantec Corporation/*/                   164,250
            Total Information Technology            4,128,230

Materials (4.6%)
--------------------------------------------------------------------------------
     3,200  Bowater, Inc.                             173,984
    22,200  Domtar, Inc.                              261,516
     7,100  FMC Corporation/*/                        214,207
     6,300  Lafarge North America, Inc.               225,036
     6,500  Lyondell Chemical Company                  98,150
    13,400  Sappi, Ltd.                               187,600
    11,100  Stillwater Mining Company/*/              176,268
            Total Materials                         1,336,761

Utilities (6.7%)
--------------------------------------------------------------------------------
    10,700  Allegheny Energy, Inc.                   $275,525
    12,000  Calpine Corporation/*/                     84,360
     4,800  DTE Energy Company                        214,272
     7,400  MDU Resources Group, Inc.                 195,952
    14,900  National Fuel Gas Company                 335,399
    10,100  Nicor, Inc.                               462,075
    16,000  Vectren Corporation                       398,400
            Total Utilities                         1,965,983

            Total Common Stocks
            (cost basis $30,588,143)              $28,098,294
--------------------------------------------------------------------------------

   Principal                                                                                                          Market
      Amount     Short-Term Investments (4.1%)                                                                         Value
----------------------------------------------------------------------------------------------------------------------------------
  $1,209,671     AAL Money Market Portfolio                                                                         $1,209,671

                                            Total Short-Term Investments
                                            (amortized cost basis $1,209,671)                                        1,209,671
----------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (100.3%)
                                            (amortized cost basis $31,797,814)                                      29,307,965

----------------------------------------------------------------------------------------------------------------------------------
                                            Other Assets, Less Liabilities (-0.3%)                                   (103,468)

                                            Net Assets: (100.0%)                                                   $29,204,497
----------------------------------------------------------------------------------------------------------------------------------

-------------------
/*/  Non income-producing security.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Mid Cap Index Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio  seeks total returns that track the  performance of the S&P MidCap
400 Index by investing primarily in common stocks comprising the Index.

    Shares  Common Stocks (96.2%)                   Market Value
--------------------------------------------------------------------------------

Communication Services (0.6%)
--------------------------------------------------------------------------------
     6,010  Broadwing, Inc./*/                        $15,626
     1,500  Price Communications Corporation/*/        24,000
     1,620  Telephone and Data Systems, Inc.           98,091
            Total Communication Services              137,717

Consumer Discretionary (15.1%)
--------------------------------------------------------------------------------
     1,933  99 CENTS Only Stores/*/                    49,581
     2,680  Abercrombie &Fitch Company/*/             64,642
     2,010  American Eagle Outfitters, Inc./*/         42,491
     1,830  ArvinMeritor, Inc.                         43,920
       580  Bandag, Inc.                               16,426
     1,870  Barnes &Noble, Inc./*/                    49,424
     3,110  Belo Corporation                           70,317
     1,940  BJ's Wholesale Club, Inc./*/               74,690
     1,230  Blyth, Inc.                                38,401
     1,010  Bob Evans Farms, Inc.                      31,795
     2,200  Borders Group, Inc./*/                     40,480
       730  BorgWarner, Inc.                           42,165
     2,670  Brinker International, Inc./*/             84,772
     2,160  Callaway Golf Company                      34,214
     1,490  Catalina Marketing Corporation/*/          42,048
     1,500  CBRL Group, Inc.                           45,780
     2,370  CDW Computer Centers, Inc./*/             110,940
     1,400  Cheesecake Factory, Inc./*/                49,672
     1,360  Claire's Stores, Inc.                      31,144
     3,720  Clayton Homes, Inc.                        58,776
     1,200  Coach, Inc./*/                             65,880
     2,500  Copart, Inc./*/                            40,575
     4,000  D.R. Horton, Inc.                         104,120
     3,160  Dollar Tree Stores, Inc./*/               124,536
     1,420  Emmis Communications Corporation/*/        30,090
     1,400  Entercom Communications Corporation/*/     64,260
     2,500  Extended Stay America, Inc./*/             40,550
     1,200  Federal Signal Corporation                 28,800
     1,540  Furniture Brands International, Inc./*/    46,585
     2,060  Gentex Corporation/*/                      56,588
     1,620  GTECH Holdings Corporation/*/              41,375
     2,600  Harte-Hanks, Inc.                         $53,430
     2,960  Hispanic Broadcasting Corporation/*/       77,256
     1,470  International Speedway Corporation         58,947
     1,040  Lancaster Colony Corporation               37,086
     1,770  Lear Corporation/*/                        81,863
     1,190  Lee Enterprises, Inc.                      41,650
     1,760  Lennar Corporation                        107,712
     1,340  Macrovision Corporation/*/                 17,567
     1,870  Mandalay Resort Group/*/                   51,556
       700  Media General, Inc.                        42,280
     1,800  Michaels Stores, Inc./*/                   70,200
       860  Modine Manufacturing Company               21,139
     1,870  Mohawk Industries, Inc./*/                115,061
     1,320  Neiman Marcus Group, Inc./*/               45,804
     2,180  Outback Steakhouse, Inc./*/                76,518
       600  Papa John's International, Inc./*/         20,034
     8,230  Park Place Entertainment Corporation/*/    84,358
       600  Payless ShoeSource, Inc./*/                34,590
     2,710  Reader's Digest Association, Inc.          50,758
     2,230  Ross Stores, Inc.                          90,872
     3,850  Saks, Inc./*/                              49,434
     1,110  Scholastic Corporation/*/                  42,069
     2,500  Six Flags, Inc./*/                         36,125
       730  Superior Industries International, Inc.    33,675
     1,000  Timberland Company/*/                      35,820
     1,480  Unifi, Inc./*/                             16,132
     2,120  United Rentals, Inc./*/                    46,216
       280  Washington Post Company, Class B          154,000
     2,970  Westwood One, Inc./*/                      99,257
     3,180  Williams-Sonoma, Inc./*/                   97,499
            Total Consumer Discretionary            3,453,945

Consumer Staples (5.6%)
--------------------------------------------------------------------------------
     1,140  Church &Dwight Company, Inc.              35,716
     2,400  Constellation Brands, Inc./*/              76,800
     2,510  Dean Foods Company/*/                      93,623
     2,540  Dial Corporation                           50,851
     1,500  Dole Food Company, Inc.                    43,500
       950  Dreyer's Grand Ice Cream, Inc.             65,170
     3,830  Hormel Foods Corporation                   91,690
     1,150  Interstate Bakeries Corporation            33,212
     1,376  J.M. Smucker Company/*/                    46,963
     1,000  Longs Drug Stores Corporation              28,210
     3,820  McCormick &Company, Inc.                  98,365
     4,210  PepsiAmericas, Inc.                        62,897
     2,600  R.J. Reynolds Tobacco Holdings, Inc.      139,750
     1,210  Ruddick Corporation                        20,268
     1,330  Sensient Technologies Corporation          30,271
     3,000  Smithfield Foods, Inc./*/                  55,650
     1,481  Toostie Roll Industries, Inc.              57,107
     9,640  Tyson Foods, Inc.                         149,516
       740  Universal Corporation                      27,158
     1,600  Whole Foods Market, Inc./*/                77,152
            Total Consumer Staples                  1,283,869

Energy (6.4%)
--------------------------------------------------------------------------------
     1,480  Cooper Cameron Corporation/*/              71,661
     3,730  ENSCO International, Inc.                 101,680
     1,800  Equitable Resources, Inc.                  61,740
     1,800  FMC Technologies, Inc./*/                  37,026
     1,300  Forest Oil Corporation/*/                  36,803
     3,060  Grant Prideco, Inc./*/                     41,616
     1,720  Hanover Compressor Company/*/              23,220
     1,340  Helmerich &Payne, Inc.                    47,865
     1,300  Murphy Oil Corporation                    107,250
     2,210  National-Oilwell, Inc./*/                  46,520
     1,600  Noble Energy, Inc.                         57,680
     4,780  Ocean Energy, Inc.                        103,583
     2,200  Patterson-UTI Energy, Inc./*/              62,106
     2,200  Pennzoil-Quaker State Company              47,366
     3,200  Pioneer Natural Resources Company/*/       83,360
     3,620  Pride International, Inc./*/               56,689
     1,450  Smith International, Inc./*/               98,875
     1,700  Tidewater, Inc.                            55,964
     2,940  Valero Energy Corporation                 110,015
     2,640  Varco International, Inc./*/               46,306
     3,270  Weatherford International, Ltd./*/       $141,264
       900  Western Gas Resources, Inc.                33,660
            Total Energy                            1,472,249

Financials (19.0%)
--------------------------------------------------------------------------------
     2,220  A.G. Edwards, Inc.                         86,291
     1,470  Allmerica Financial Corporation            67,914
     1,890  American Financial Group, Inc.             45,171
     2,390  AmeriCredit Corporation/*/                 67,039
     1,100  AmerUs Group Company                       40,755
     2,400  Arthur J. Gallagher &Company              83,160
     2,129  Associated Banc-Corp                       80,285
     2,480  Astoria Financial Corporation/*/           79,484
     2,000  Bank of Hawaii Corporation                 56,760
     4,080  Banknorth Group, Inc.                     106,162
     1,420  City National Corporation                  76,325
     3,300  Colonial BancGroup, Inc.                   49,500
     1,800  Commerce Bancorp, Inc.                     79,560
     3,570  Compass Bancshares, Inc.                  119,952
     9,760  E*TRADE Group, Inc./*/                     53,290
     1,900  Eaton Vance Corporation                    59,166
     1,410  Everest Re Group, Ltd.                     78,889
     2,680  Fidelity National Financial, Inc.          84,688
     1,310  First Virginia Banks, Inc.                 70,242
     2,380  FirstMerit Corporation                     65,640
     3,800  Golden State Bancorp, Inc.                137,750
     1,360  Greater Bay Bancorp                        41,834
     2,790  GreenPoint Financial Corporation          136,989
     1,700  HCC Insurance Holdings, Inc.               44,795
     4,400  Hibernia Corporation                       87,076
     1,060  Horace Mann Educators Corporation          19,631
     1,700  Hospitality Properties Trust               62,050
     1,600  Independence Community
            Bank Corporation                           45,968
     1,700  IndyMac Bancorp, Inc./*/                   38,556
     1,740  Investors Financial Services Corporation   58,360
     1,630  LaBranche &Company, Inc./*/               37,327
     1,750  Legg Mason, Inc.                           86,117
     1,490  Leucadia National Corporation              47,173
     2,620  M&T Bank Corporation                      224,691
     1,920  Mercantile Bankshares Corporation          78,778
     1,700  Metris Companies, Inc./*/                  14,127
     1,340  MONY Group, Inc.                           45,560
     5,720  National Commerce
            Financial Corporation                     150,436
     1,945  Neuberger Berman, Inc.                     71,187
     2,600  New Plan Excel Realty Trust, Inc.          54,158
     2,900  New York Community Bancorp, Inc.           78,590
     4,550  North Fork Bancorporation, Inc.           181,136
     1,630  Ohio Casualty Corporation/*/               34,067
     3,340  Old Republic International Corporation    105,210
     2,480  PMI Group, Inc.                            94,736
     1,870  Protective Life Corporation                61,897
     1,330  Provident Financial Group, Inc.            38,583
     2,620  Radian Group, Inc.                        127,542
     2,325  Roslyn Bancorp, Inc.                       50,755
     3,070  SEI Investments Company                    86,482
     1,230  Silicon Valley Bancshares/*/               32,423
     7,080  Sovereign Bancorp, Inc.                   105,846
       800  StanCorp Financial Group, Inc.             44,400
     2,110  TCF Financial Corporation                 103,601
     1,900  Unitrin, Inc.                              67,963
     2,240  Waddell &Reed Financial, Inc.             51,341
     1,330  Webster Financial Corporation              50,859
       920  Westamerica Bancorporation                 36,395
     1,780  Wilmington Trust Corporation               54,290
            Total Financials                        4,338,952

Health Care (12.0%)
--------------------------------------------------------------------------------
     2,500  AdvancePCS, Inc./*/                        59,850
     2,930  Apogent Technologies, Inc./*/              60,270
     1,470  Apria Healthcare Group, Inc./*/            32,928
     1,210  Barr Laboratories, Inc./*/                 76,871
     1,730  Beckman Coulter, Inc.                      86,327
     1,710  Covance, Inc./*/                           32,062
     3,300  Cytyc Corporation/*/                       25,146
     2,140  Dentsply International, Inc.              $78,987
     1,620  Edwards Lifesciences Corporation/*/        37,130
     2,180  Express Scripts, Inc./*/                  109,240
     2,740  First Health Group Corporation/*/          76,830
     5,360  Gilead Sciences, Inc./*/                  176,237
     3,480  Health Net, Inc./*/                        93,160
     1,200  Henry Schein, Inc./*/                      53,400
     1,750  Hillenbrand Industries, Inc.               98,262
     2,310  ICN Pharmaceuticals, Inc.                  55,925
     4,170  IDEC Pharmaceuticals Corporation/*/       147,827
     1,770  Incyte Genomics, Inc./*/                   12,868
     5,337  IVAX Corporation/*/                        57,640
     1,100  LifePoint Hospitals, Inc./*/               39,941
     2,920  Lincare Holdings, Inc./*/                  94,316
     7,747  Millennium Pharmaceuticals, Inc./*/        94,126
     3,510  Mylan Laboratories, Inc.                  110,038
     2,620  Omnicare, Inc.                             68,801
     2,460  Oxford Health Plans, Inc./*/              114,292
     1,000  PacifiCare Health Systems, Inc./*/         27,200
     1,900  Patterson Dental Company/*/                95,627
     1,950  Perrigo Company/*/                         25,350
     2,360  Protein Design Labs, Inc./*/               25,630
     2,720  Quest Diagnostics, Inc./*/                234,056
     2,250  Sepracor, Inc./*/                          21,488
     1,900  STERIS Corporation/*/                      35,872
     2,000  Triad Hospitals, Inc./*/                   85,440
     1,030  Trigon Healthcare, Inc./*/                103,597
     1,700  Universal Health Services, Inc./*/         83,300
     1,900  Varian Medical Systems, Inc./*/            77,045
     2,020  Vertex Pharmaceuticals, Inc./*/            32,886
     1,440  VISX, Inc./*/                              15,696
            Total Health Care                       2,755,661

Industrials (12.9%)
--------------------------------------------------------------------------------
     2,030  AGCO Corporation/*/                        39,849
     1,330  Airborne, Inc.                             25,536
       740  Alaska Air Group, Inc./*/                  19,314
       870  Albany International Corporation           23,412
     1,160  Alexander &Baldwin, Inc.                  29,615
       890  AMETEK, Inc.                               33,153
     1,040  Atlas Air Worldwide Holdings, Inc./*/       3,848
       720  Banta Corporation                          25,848
     3,300  BISYS Group, Inc./*/                      109,890
     2,350  C.H. Robinson Worldwide, Inc.              78,795
       870  Carlisle Companies, Inc.                   39,133
     1,900  Certegy, Inc./*/                           70,471
     2,080  CheckFree Corporation/*/                   32,531
     2,386  ChoicePoint, Inc./*/                      108,491
     1,330  CNF, Inc.                                  50,513
     1,470  CSG Systems International, Inc./*/         28,136
     1,920  DeVry, Inc./*/                             43,853
     1,200  Donaldson Company, Inc.                    42,048
     3,310  DST Systems, Inc./*/                      151,300
     2,020  Dun &Bradstreet Corporation/*/            66,761
     1,270  Dycom Industries, Inc./*/                  14,846
     1,000  Education Management Corporation/*/        40,730
     1,310  EGL, Inc./*/                               22,218
     2,550  Energizer Holdings, Inc./*/                69,921
     2,820  Expeditors International of
            Washington, Inc.                           93,511
     2,080  Fastenal Company                           80,101
     1,530  Flowserve Corporation/*/                   45,594
     1,320  GATX Corporation                           39,732
     1,160  Granite Construction, Inc.                 29,348
     1,150  Harsco Corporation                         43,125
     2,090  Herman Miller, Inc.                        42,427
     1,630  HON INDUSTRIES, Inc.                       44,369
     1,630  Hubbell, Inc., Class B                     55,665
     1,010  J.B. Hunt Transport Services, Inc/*/       29,815
     1,460  Jacobs Engineering Group, Inc./*/          50,779
       770  Kaydon Corporation                         18,180
     1,020  Kelly Services, Inc.                       27,550
       970  Kennametal, Inc.                           35,405
     1,040  Korn/Ferry Inernational/*/                  9,464
     2,600  L-3 Communications Holdings, Inc./*/      140,400
     2,070  Manpower, Inc.                            $76,072
     2,660  MPS Group, Inc./*/                         22,610
       730  NCO Group, Inc./*/                         15,899
       890  Nordson Corporation                        21,947
       900  Overseas Shipholding Group, Inc.           18,972
     1,330  Pentair, Inc.                              63,946
     1,460  Pittston Company                           35,040
     1,440  Precision Castparts Corporation            47,520
     1,810  Quanta Services, Inc./*/                   17,865
     4,600  Republic Services, Inc./*/                 87,722
       770  Rollins, Inc.                              15,662
       300  Sequa Corporation/*/                       19,617
     1,620  Sotheby's Holdings, Inc./*/                23,085
     1,180  SPX Corporation/*/                        138,650
       750  Stewart &Stevenson Services, Inc.         13,305
     2,360  Swift Transportation Company, Inc./*/      54,988
     1,030  Sylvan Learning Systems, Inc./*/           20,538
       570  Tecumseh Products Company                  30,256
     1,140  Teleflex, Inc.                             65,151
     1,230  Trinity Industries, Inc.                   25,682
     1,480  Valassis Communications, Inc./*/           54,020
     2,420  Viad Corporation                           62,920
     1,160  Wallace Computer Services, Inc.            24,940
     1,140  York International Corporation             38,521
            Total Industrials                       2,950,605

Information Technology (15.4%)
--------------------------------------------------------------------------------
     9,800  3Com Corporation/*/                        43,120
     1,700  Activision, Inc./*/                        49,402
     2,390  Acxiom Corporation/*/                      41,801
     1,040  ADTRAN, Inc./*/                            19,759
     2,210  Advanced Fibre Communications, Inc./*/     36,553
       900  Advent Software, Inc./*/                   23,130
     3,640  Affiliated Computer Services, Inc./*/     172,827
     2,770  Arrow Electronics, Inc./*/                 57,478
     6,980  Ascential Software Corporation/*/          19,474
    12,820  Atmel Corporation/*/                       80,253
     3,320  Avnet, Inc.                                73,007
     1,180  Avocent Corporation/*/                     18,786
       710  Cabot Microelectonics Corporation/*/       30,644
     7,280  Cadence Design Systems, Inc./*/           117,354
     4,000  Ceridian Corporation/*/                    75,920
     2,180  Cirrus Logic, Inc./*/                      16,328
     1,650  CommScope, Inc./*/                         20,625
     1,670  Credence Systems Corporation/*/            29,676
     2,000  Cree, Inc./*/                              26,460
     3,360  Cypress Semiconductor Corporation/*/       51,005
     2,030  Diebold, Inc.                              75,597
     3,870  Electronic Arts, Inc./*/                  255,614
     3,100  Fairchild Semiconductor
            International, Inc./*/                     75,330
       900  FEI Company/*/                             22,059
     2,260  Gartner, Inc., Class B/*/                  21,244
     1,800  Harris Corporation                         65,430
     1,010  Imation Corporation/*/                     30,058
     1,040  InFocus Corporation/*/                     12,251
     2,840  Integrated Device Technology, Inc./*/      51,518
     1,750  International Rectifier Corporation/*/     51,013
     1,300  Internet Security Systems, Inc./*/         17,056
     3,700  Intersil Corporation/*/                    79,106
     1,320  Investment Technolgy Group, Inc./*/        43,164
     2,460  Jack Henry &Associates, Inc.              41,057
     2,010  Keane, Inc./*/                             25,627
     2,380  KEMET Corporation/*/                       42,507
     3,500  Lam Research Corporation/*/                62,930
     2,950  Lattice Semiconductor Corporation/*/       25,783
     3,070  Legato Systems, Inc./*/                    11,052
     1,300  LTX Corporation/*/                         18,564
     1,570  Macromedia, Inc./*/                        13,926
     3,100  McDATA Corporation/*/                      27,311
     1,770  Mentor Graphics Corporation/*/             25,169
     2,550  Micrel, Inc./*/                            36,669
     5,460  Microchip Technology, Inc./*/             149,768
     1,040  MIPS Technologies, Inc., Class B/*/         5,793
     1,450  National Instruments Corporation/*/        47,212
     4,020  Network Associates, Inc./*/               $77,465
       990  Newport Corporation                        15,503
     1,240  Plantronics, Inc./*/                       23,572
     1,060  Plexus Corporation/*/                      19,186
     2,720  Polycom, Inc./*/                           32,613
     1,760  Powerwave Technologies, Inc./*/            16,122
     4,220  Quantum Corporation/*/                     17,724
     1,420  Retek, Inc./*/                             34,506
     1,880  Reynolds &Reynolds Company                52,546
     4,540  RF Micro Devices, Inc./*/                  34,595
     1,500  RSA Security, Inc./*/                       7,215
     1,800  SanDisk Corporation/*/                     22,320
     1,990  Semtech Corporation/*/                     53,133
     2,910  Storage Technology Corporation/*/          46,473
     7,760  SunGard Data Systems, Inc./*/             205,485
     2,680  Sybase, Inc./*/                            28,274
     1,060  Sykes Enterprises, Inc./*/                  8,150
     3,940  Symantec Corporation/*/                   129,429
     2,140  Synopsys, Inc./*/                         117,293
     1,580  Tech Data Corporation/*/                   59,803
     2,080  Titan Corporation/*/                       38,043
       920  Transaction Systems Architects, Inc./*/    10,819
     3,552  TriQuint Semiconductor, Inc./*/            22,768
     4,420  Vishay Intertechnology, Inc./*/            97,240
     2,150  Wind River Systems, Inc./*/                10,771
            Total Information Technology            3,517,458

Materials (4.8%)
--------------------------------------------------------------------------------
       760  A. Schulman, Inc.                          16,301
     1,890  Airgas, Inc./*/                            32,697
     2,950  AK Steel Holding Corporation/*/            37,789
     1,110  Albemarle Corporation                      34,244
     1,400  Arch Coal, Inc.                            31,794
     1,540  Bowater, Inc.                              83,730
     1,690  Cabot Corporation                          47,996
       600  Carpenter Technology Corporation           17,286
     3,100  Crompton Corporation                       39,525
     1,060  Cytec Industries, Inc./*/                  33,326
     1,100  Ferro Corporation                          33,165
     1,000  FMC Corporation/*/                         30,170
     1,180  Glatfelter                                 22,184
     1,500  GrafTech International, Ltd./*/            18,450
       760  H.B. Fuller Company                        22,260
     3,120  IMC Global, Inc.                           39,000
     1,360  Longview Fibre Company                     12,811
     1,460  Lubrizol Corporation                       48,910
     3,440  Lyondell Chemical Company                  51,944
     1,320  Martin Marietta Materials, Inc.            51,480
       580  Minerals Technologies, Inc.                28,606
     1,300  Olin Corporation                           28,795
     2,900  Packaging Corporation of America/*/        57,681
       800  Potlatch Corporation                       27,216
       740  Rayonier, Inc.                             36,356
     3,100  RPM, Inc.                                  47,275
     2,820  Solutia, Inc.                              19,796
     2,680  Sonoco Products Company                    75,228
     1,380  Valspar Corporation                        62,100
     1,350  Wausau-Mosinee Paper Corporation           16,268
            Total Materials                         1,104,383

Utilities (7.0%)
--------------------------------------------------------------------------------
     1,480  AGL Resources, Inc.                        34,647
     2,360  ALLETE, Inc.                               63,956
     2,500  Alliant Energy Corporation                 64,250
     2,770  American Water Works Company, Inc.        119,692
     4,880  Aquila, Inc.                               39,040
       700  Black Hills Corporation                    24,220
     1,200  Cleco Corporation                          26,280
     2,390  Conectiv                                   60,826
     3,430  DPL, Inc.                                  90,724
     1,900  DQE, Inc.                                  26,600
     3,950  Energy East Corporation                    89,270
     1,650  Great Plains Energy, Inc.                  33,577
       990  Hawaiian Electric Industries, Inc.         42,124
     1,030  IDACORP, Inc.                              28,335
     1,900  MDU Resources Group, Inc.                  50,312
     2,200  National Fuel Gas Company                  49,522
     3,770  Northeast Utilities                        70,348
     1,470  NSTAR                                      65,827
     2,090  OGE Energy Corporation                     47,777
     1,600  ONEOK, Inc.                                35,120
     1,050  PNM Resources, Inc.                        25,410
     2,890  Potomac Electric Power Company             62,077
     2,360  Puget Energy, Inc.                         48,828
     2,210  Questar Corporation                        54,941
     2,930  SCANA Corporation/*/                       90,596
     2,800  Sierra Pacific Resources                   21,840
     1,890  Vectren Corporation                        47,061
     1,920  Westar Energy, Inc.                        29,472
     1,310  WGL Holdings, Inc.                         34,060
     3,170  Wisconsin Energy Corporation               80,106
       900  WPS Resources Corporation                  36,747
            Total Utilities                         1,593,585

            Total Common Stocks
            (cost basis $23,435,618)               22,608,424
--------------------------------------------------------------------------------

   Principal                                                                                                          Market
      Amount     Short-Term Investments (2.2%)                                                                         Value
----------------------------------------------------------------------------------------------------------------------------------
    $503,954     AAL Money Market Portfolio                                                                           $503,954

----------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Investments
                                            (amortized cost basis $503,954)                                            503,954
----------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (101.0%)
                                            (amortized cost basis $23,939,572)                                      23,112,378

----------------------------------------------------------------------------------------------------------------------------------
                                            Other Assets, Less Liabilities (-1.0%)                                   (223,893)

                                            Net Assets: (100.0%)                                                   $22,888,485
----------------------------------------------------------------------------------------------------------------------------------

------------------
/*/  Non income-producing security.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL International Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio  strives for long-term  capital  growth by investing  primarily in foreign stocks.

    Shares  Common Stocks (97.8%)                             Industry                                          Market Value
--------------------------------------------------------------------------------------------------------------------------------

Australia (1.5%)
----------------------------------------------------------------------------------------------------------------------------------
   172,445  BHP Billiton, Ltd.                                Diversified-Metal &Mining                           $997,128
            Total Australia                                                                                         997,128
----------------------------------------------------------------------------------------------------------------------------------

Finland (1.0%)
----------------------------------------------------------------------------------------------------------------------------------
    46,325  Stora Enso Oyj                                    Paper Products                                        649,236
            Total Finland                                                                                           649,236
----------------------------------------------------------------------------------------------------------------------------------

France (18.0%)
----------------------------------------------------------------------------------------------------------------------------------
    24,713  Accor SA                                          Hotels                                              1,002,433
    24,073  Arcelor/*/                                        Steel                                                 341,658
    23,719  Aventis SA                                        Pharmaceuticals                                     1,680,828
    24,852  Compagnie de Saint-Gobain                         Construction Material                               1,115,579
    19,279  LVMH Moet Hennessy Louis
            Vuitton SA                                        Distillers &Vintner                                  971,090
     3,896  Pernod-Richard SA                                 Distillers &Vintner                                  381,712
    20,235  Sanofi-Synthelabo SA                              Pharmaceuticals                                     1,231,087
    21,063  Schneider Electric SA                             Industrial Machinery                                1,132,721
    33,268  Suez SA                                           Water Utilities                                       887,147
     8,819  Total Fina Elf SA                                 Oil &Gas Integrated                                1,431,944
    22,884  Valeo SA                                          Auto Parts &Equipment                                951,522
    25,024  Vivendi Universal SA                              Broadcast &Cable TV                                  540,766
            Total France                                                                                         11,668,487
----------------------------------------------------------------------------------------------------------------------------------

Germany (5.0%)
----------------------------------------------------------------------------------------------------------------------------------
     5,572  Allianz AG                                        Insurance-Multi-Line                                1,116,051
     3,525  Muenchener Rueckversicherungs-
            Gesellschaft AG                                   Property &Casualty Insurance                         833,815
    26,286  Volkswagen AG                                     Auto Parts &Equipment                              1,277,305
            Total Germany                                                                                         3,227,171
----------------------------------------------------------------------------------------------------------------------------------

Hong Kong (3.5%)
----------------------------------------------------------------------------------------------------------------------------------
   317,000  China Mobile (Hong Kong), Ltd./*/                 Wireless Telecommunications                           938,844
    72,700  Hutchison Whampoa, Ltd.                           Industrial Conglomerate                               542,941
   107,000  Sun Hung Kai Properties, Ltd.                     Real Estate Management &Development                  812,819
            Total Hong Kong                                                                                       2,294,604
----------------------------------------------------------------------------------------------------------------------------------

Italy (5.5%)
----------------------------------------------------------------------------------------------------------------------------------
    93,480  Eni SpA                                           Oil &Gas-Drilling                                 $1,486,447
   304,820  IntesaBci SpA                                     Consumer Finance                                      930,265
   148,064  Mediaset SpA                                      Broadcast &Cable TV                                1,146,491
            Total Italy                                                                                           3,563,203
----------------------------------------------------------------------------------------------------------------------------------

Japan (21.4%)
----------------------------------------------------------------------------------------------------------------------------------
   100,000  Bridgestone Corporation                           Auto Parts &Equipment                              1,376,651
    32,000  Canon, Inc.                                       Office Electronics                                  1,209,450
       143  East Japan Railway Company                        Railroads                                             669,328
     6,200  Fanuc, Ltd.                                       Computer-Hardware                                     311,407
    13,000  Ito-Yokado Company, Ltd.                          Retail-Food                                           650,780
    78,000  Matsushita Electric Industrial
            Company, Ltd.                                     Equipment &Instruments                             1,064,026
    13,000  Murata Manufacturing Company, Ltd.                Equipment &Instruments                               835,168
   304,000  Nissan Motor Company, Ltd.                        Auto Manufacturing                                  2,105,191
    60,000  Nomura Holdings, Inc.                             Financial-Diversified                                 881,057
     8,800  ORIX Corporation                                  Financial-Diversified                                 709,985
     8,030  Rohm Company, Ltd.                                Semiconductors                                      1,198,576
    28,300  Shin-Etsu Chemical Company, Ltd.                  Chemicals-Diversified                               1,216,000
    25,500  Tokyo Electron, Ltd.                              Equipment-Semiconductors                            1,661,618
            Total Japan                                                                                          13,889,237
----------------------------------------------------------------------------------------------------------------------------------

Netherlands (9.5%)
----------------------------------------------------------------------------------------------------------------------------------
    10,760  Gucci Group NV                                    Retail Apparel                                      1,018,004
   102,202  Koninklijke (Royal) KPN NV/*/                     Integrated Telecommunications                         478,456
    45,321  Koninklijke (Royal) Philips
            Electronics NV                                    Consumer-Electronics                                1,265,407
    17,726  Unilever NV                                       Foods-Packaged                                      1,160,725
    48,090  VNU NV                                            Publishing &Printing                               1,336,546
    47,095  Wolters Kluwer NV                                 Publishing &Printing                                 893,991
            Total Netherlands                                                                                     6,153,129
----------------------------------------------------------------------------------------------------------------------------------

Singapore (1.0%)
----------------------------------------------------------------------------------------------------------------------------------
    85,000  United Overseas Bank, Ltd.                        Banks                                                 611,026
            Total Singapore                                                                                         611,026
----------------------------------------------------------------------------------------------------------------------------------

South Korea (5.1%)
----------------------------------------------------------------------------------------------------------------------------------
     8,903  Kookmin Bank ADR                                  Banks                                                $437,582
     2,590  Posco                                             Steel                                                 287,428
     2,376  Posco ADR                                         Steel                                                  64,794
     4,230  Samsung Electronics Company, Ltd.                 Electronic Components &Equipment                   1,156,871
     4,890  Samsung Electronics
            Company, Ltd. ADR                                 Electronic Components &Equipment                     668,463
    27,078  SK Telecom Company, Ltd. ADR                      Wireless Telecommunications                           671,264
            Total South Korea                                                                                     3,286,402
----------------------------------------------------------------------------------------------------------------------------------

Spain (0.9%)
----------------------------------------------------------------------------------------------------------------------------------
    72,391  Telefonica SA/*/                                  Integrated Telecommunications                         607,730
            Total Spain                                                                                             607,730
----------------------------------------------------------------------------------------------------------------------------------

Switzerland (2.7%)
----------------------------------------------------------------------------------------------------------------------------------
    35,209  Credit Suisse Group/*/                            Banks                                               1,117,877
     8,389  Roche Holding AG                                  Pharmaceuticals                                       634,164
            Total Switzerland                                                                                     1,752,041
----------------------------------------------------------------------------------------------------------------------------------

Taiwan (2.1%)
----------------------------------------------------------------------------------------------------------------------------------
    52,069  Taiwan Semiconductor Manufacturing
            Company, Ltd. ADR/*/                              Semiconductors                                        676,890
    94,973  United Microelectronics
            Corporation ADR/*/                                Computer-Peripherals                                  698,052
            Total Taiwan                                                                                          1,374,942
----------------------------------------------------------------------------------------------------------------------------------

Turkey (0.0%)
----------------------------------------------------------------------------------------------------------------------------------
     2,105  Turkcell Iletisim Hizmetleri AS ADR               Integrated Telecommunications                          24,755
            Total Turkey                                                                                             24,755
----------------------------------------------------------------------------------------------------------------------------------

United Kingdom (20.6%)
----------------------------------------------------------------------------------------------------------------------------------
    36,048  AstraZeneca plc                                   Pharmaceuticals                                     1,492,475
    75,943  BAA plc                                           Airport Services                                      693,443
   307,189  BAE SYSTEMS plc                                   Aerospace/Defense                                   1,568,724
   130,884  British Sky Broadcasting Group plc                Broadcast  &Cable TV                               1,254,970
   172,170  BT Group plc                                      Wireless Telecommunications                           661,385
    50,220  Cadbury Schweppes plc                             Foods-Packaged                                        376,267
    27,797  GlaxoSmithKline plc                               Pharmaceuticals                                       600,856
    88,001  HSBC Holdings plc                                 Banks                                               1,012,146
    42,395  Imperial Tobacco Group plc                        Tobacco                                               689,565
    16,958  Imperial Tobacco Group plc Rights/*/              Tobacco                                               268,065
   148,135  Marks and Spencer Group plc                       Department Stores                                     841,727
   237,108  Reed Elsevier plc                                 Publishing &Printing                               2,253,610
    36,485  Royal Bank of Scotland Group plc                  Financial-Diversified                               1,034,483
   433,211  Vodafone Group plc                                Wireless Telecommunications                           594,344
            Total United Kingdom                                                                                 13,342,060
----------------------------------------------------------------------------------------------------------------------------------

                                            Total Common Stocks
                                            (cost basis $69,925,394)                                             63,441,151
----------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                    Interest          Maturity         Market
      Amount     Short-Term Investments (2.5%)                                   Rate/1/             Date           Value
----------------------------------------------------------------------------------------------------------------------------------
  $1,500,000     Federal Home Loan Mortgage Corporation Discount Notes             1.860%          7/1/2002         $1,499,844
     146,079     Fidelity Domestic Portfolio Class III                              N/A                 N/A            146,079

                                            Total Short-Term Investments
                                            (amortized cost basis $1,645,923)                                        1,645,923
----------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (100.3%)
                                            (amortized cost basis $71,571,317)                                      65,087,074
----------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (-0.3%)                                   (223,909)

                                            Net Assets (100.0%)                                                    $64,863,165
----------------------------------------------------------------------------------------------------------------------------------

---------------
/*/  Non income-producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Capital Growth Portfolio
                  Schedule of Investments as of June 30, 2002

Investment  Objective
The Portfolio seeks long-term  capital growth by investing
primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

    Shares  Common Stocks (96.4%)                   Market Value
--------------------------------------------------------------------------------

Communication Services (1.9%)
--------------------------------------------------------------------------------
    18,300  SBC Communications, Inc.                 $558,150
     5,500  Sprint FON Group                           58,355
     2,700  Sprint PCS Group/*/                        12,069
    14,100  Verizon Communications, Inc.              566,115
            Total Communication Services            1,194,689

Consumer Discretionary (18.1%)
--------------------------------------------------------------------------------
    22,500  AOL Time Warner, Inc./*/                  330,975
     5,500  Cablevision Systems Corporation/*/         52,030
    63,200  Comcast Corporation/*/                  1,480,776
    63,200  Cox Communications, Inc./*/             1,741,160
     6,800  Family Dollar Stores, Inc.                239,700
     6,900  Gannett Company, Inc.                     523,710
    28,200  Harley-Davidson, Inc.                   1,445,814
    16,300  Home Depot, Inc.                          598,699
    71,300  Liberty Media Corporation/*/              677,350
     9,100  New York Times Company                    468,650
     2,750  Rainbow Media Group/*/                     24,063
     4,900  Starwood Hotels &Resorts
            Worldwide, Inc.                           161,161
    43,500  Tiffany &Company                       1,531,200
     5,600  Tribune Company                           243,600
    30,900  Wal-Mart Stores, Inc.                   1,699,809
    24,900  Walt Disney Company                       470,610
            Total Consumer Discretionary           11,689,307

Consumer Staples (11.0%)
--------------------------------------------------------------------------------
     8,100  Alberto-Culver Company                    387,180
       900  Corn Products International, Inc.          28,008
     1,972  Dean Foods Company/*/                      73,556
    26,200  General Mills, Inc.                     1,154,896
     7,800  Kimberly-Clark Corporation                483,600
    35,000  Philip Morris Companies, Inc.           1,528,800
    11,300  Safeway, Inc./*/                          329,847
    79,900  Walgreen Company                        3,086,537
            Total Consumer Staples                  7,072,424

Energy (11.8%)
--------------------------------------------------------------------------------
     7,200  Baker Hughes, Inc.                       $239,688
    11,300  BJ Services Company/*/                    382,844
    13,300  BP plc                                    671,517
     4,700  ChevronTexaco Corporation                 415,950
     8,700  ENSCO International, Inc.                 237,162
    42,500  EOG Resources, Inc.                     1,687,250
    45,600  Exxon Mobil Corporation                 1,865,952
     3,793  GlobalSantaFe Corporation                 103,738
    11,800  Nabors Industries, Ltd./*/                414,770
    10,100  Noble Corporation/*/                      389,860
    15,300  Royal Dutch Petroleum Company ADR         845,631
     5,200  Smith International, Inc./*/              354,588
            Total Energy                            7,608,950

Financials (18.1%)
--------------------------------------------------------------------------------
    25,300  American Express Company                  918,896
    40,800  American International Group, Inc.      2,783,784
    12,700  Bank of America Corporation               893,572
    29,900  Citigroup, Inc.                         1,158,625
    14,400  Fannie Mae                              1,062,000
    10,400  Household International, Inc.             516,880
    30,400  J.P. Morgan Chase &Company             1,031,168
    20,200  MBNA Corporation                          668,014
    11,100  MGIC Investment Corporation               752,580
    15,200  Morgan Stanley                            654,816
    20,200  National City Corporation                 671,650
     4,000  Northern Trust Corporation                176,240
     8,100  State Street Corporation                  362,070
            Total Financials                       11,650,295

Health Care (13.5%)
--------------------------------------------------------------------------------
    14,800  CIGNA Corporation                       1,441,816
    26,800  Johnson &Johnson                       1,400,568
     8,900  Medtronic, Inc.                           381,365
    31,700  Merck &Company, Inc.                   1,605,288
    71,000  Pfizer, Inc.                            2,485,000
    13,800  Schering-Plough Corporation               339,480
    13,200  WellPoint Health Networks, Inc./*/      1,027,092
            Total Health Care                       8,680,609

Industrials (9.9%)
--------------------------------------------------------------------------------
    31,500  Automatic Data Processing, Inc.         1,371,825
     1,800  CNF, Inc.                                  68,364
     8,000  Dover Corporation                         280,000
    26,500  First Data Corporation                    997,990
    71,400  General Electric Company                2,074,170
     6,100  Global Payments, Inc.                     182,146
    13,000  Herman Miller, Inc.                       263,900
     6,000  Honeywell International, Inc.             211,380
     7,600  NDCHealth Corporation                     212,040
     3,100  PACCAR, Inc.                              137,609
     8,500  United Technologies Corporation           577,150
            Total Industrials                       6,376,574

Information Technology (11.2%)
--------------------------------------------------------------------------------
   113,400  ADC Telecommunications, Inc./*/           259,686
    37,500  Agere Systems, Inc./*/                     52,500
    10,800  Applied Materials, Inc./*/                205,416
     4,400  Arrow Electronics, Inc./*/                 91,300
    47,300  Cisco Systems, Inc./*/                    659,835
     4,800  Computer Sciences Corporation/*/          229,440
    17,700  Dell Computer Corporation/*/              462,678
    14,300  EMC Corporation/*/                       $107,965
     5,900  Gateway, Inc./*/                           26,196
    12,900  Hewlett-Packard Company                   197,112
    43,900  Intel Corporation                         802,053
    12,500  International Business
            Machines Corporation                      900,000
    36,600  Microsoft Corporation/*/                1,980,792
    25,000  Motorola, Inc.                            360,500
    37,300  Oracle Corporation/*/                     353,231
    21,000  Sun Microsystems, Inc./*/                 105,210
    22,600  Tellabs, Inc./*/                          142,832
    11,900  Texas Instruments, Inc.                   282,030
            Total Information Technology            7,218,776
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Materials (0.2%)
     3,400  Eastman Chemical Company                  159,460
            Total Materials                           159,460

Utilities (0.7%)
--------------------------------------------------------------------------------
    31,200  Calpine Corporation/*/                    219,336
     4,900  Entergy Corporation                       207,956
            Total Utilities                           427,292

            Total Common Stocks
            (cost basis $71,856,296)               62,078,376
--------------------------------------------------------------------------------

   Principal                                                                    Interest          Maturity           Market
      Amount     Short-Term Investments (3.4%)                                   Rate/1/             Date             Value
----------------------------------------------------------------------------------------------------------------------------------
    $592,531     AAL Money Market Portfolio                                         N/A                 N/A           $592,531
   1,600,000     Falcon Asset Securitization Corporation                          1.780%           7/9/2002          1,599,209

                                            Total Short-Term Investments
                                            (amortized cost basis $2,191,740)                                        2,191,740
----------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (99.8%)
                                            (amortized cost basis $74,048,036)                                      64,270,116
----------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (0.2%)                                      151,373
----------------------------------------------------------------------------------------------------------------------------------

                                            Net Assets: (100.0%)                                                   $64,421,489
----------------------------------------------------------------------------------------------------------------------------------

-------------------
/*/  Non income-producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                        AAL Large Company Index Portfolio
                  Schedule of Investments as of June 30, 2002

Investment   Objective
The  Portfolio  strives  for  investment   results  that
approximate  the  performance  of the S&P 500 Index by  investing  primarily  in common stocks comprising the Index.

    Shares  Common Stocks (99.6%)                   Market Value
--------------------------------------------------------------------------------

Communication Services (4.0%)
--------------------------------------------------------------------------------
    21,800  ALLTEL Corporation                     $1,024,600
   265,964   AT&T Corporation                        2,845,815
   189,441   AT&T Wireless Services, Inc./*/         1,108,230
   131,300  BellSouth Corporation                   4,135,950
     9,900  CenturyTel, Inc.                          292,050
    19,700  Citizens Communications Company/*/        164,692
    57,000  Nextel Communications, Inc./*/            182,970
   117,372  Qwest Communications
            International, Inc./*/                    328,641
   233,960  SBC Communications, Inc.                7,135,780
    62,400  Sprint FON Group                          662,064
    69,500  Sprint PCS Group*                         310,665
   190,696  Verizon Communications, Inc.            7,656,444
            Total Communication Services           25,847,901

Consumer Discretionary (13.6%)
--------------------------------------------------------------------------------
     4,500  American Greetings Corporation/*/          74,970
   311,850  AOL Time Warner, Inc./*/                4,587,314
     7,400  AutoZone, Inc./*/                         572,020
    20,400  Bed Bath &Beyond, Inc./*/                769,896
    22,450  Best Buy Company, Inc./*/                 814,935
     8,100  Big Lots, Inc.                            159,408
     5,600  Black &Decker Corporation                269,920
     6,300  Brunswick Corporation                     176,400
    41,100  Carnival Corporation                    1,138,059
     4,300  Centex Corporation                        248,497
    14,600  Circuit City Group                        273,750
    42,900  Clear Channel Communications, Inc./*/   1,373,658
    66,200  Comcast Corporation/*/                  1,551,066
     5,100  Cooper Tire &Rubber Company              104,805
    31,800  Costco Wholesale Corporation/*/         1,228,116
    10,366  Dana Corporation                          189,594
    12,050  Darden Restaurants, Inc.                  297,635
    39,194  Delphi Corporation                        517,361
     5,900  Dillard's, Inc.                           155,111
    23,215  Dollar General Corporation                441,782
     5,900  Dow Jones &Company, Inc.                 285,855
    20,400  Eastman Kodak Company                    $595,068
    12,100  Family Dollar Stores, Inc.                426,525
    14,100  Federated Department Stores, Inc./*/      559,770
   126,900  Ford Motor Company                      2,030,400
    10,500  Fortune Brands, Inc.                      587,370
    18,700  Gannett Company, Inc.                   1,419,330
    60,662  Gap, Inc.                                 861,401
    39,300  General Motors Corporation              2,100,585
    11,400  Goodyear Tire &Rubber Company            213,294
    21,200  Harley-Davidson, Inc.                   1,086,924
     8,000  Harrah's Entertainment, Inc./*/           354,800
    12,050  Hasbro, Inc.                              163,398
    25,900  Hilton Hotels Corporation                 360,010
   164,900  Home Depot, Inc.                        6,056,777
     6,300  International Game Technology/*/          357,210
    26,700  Interpublic Group of Companies, Inc.      661,092
    18,700  J.C. Penney Company, Inc.                 411,774
     6,200  Johnson Controls, Inc.                    505,982
     9,000  Jones Apparel Group, Inc./*/              337,500
     3,600  KB Home                                   185,436
     5,900  Knight Ridder, Inc.                       371,405
    23,600  Kohl's Corporation/*/                   1,653,888
    13,700  Leggett &Platt, Inc.                     320,580
    36,304  Limited Brands, Inc.                      773,275
     7,500  Liz Claiborne, Inc.                       238,500
    54,400  Lowe's Companies, Inc.                  2,469,760
    17,000  Marriott International, Inc.              646,850
    30,550  Mattel, Inc.                              641,856
    20,000  May Department Stores Company             658,600
     5,400  Maytag Corporation                        230,310
    89,100  McDonald's Corporation                  2,534,895
    13,600  McGraw-Hill Companies, Inc.               811,920
     3,500  Meredith Corporation                      134,225
    10,600  New York Times Company                    545,900
    18,673  Newell Rubbermaid, Inc.                   654,675
    18,800  NIKE, Inc.                              1,008,620
     9,400  Nordstrom, Inc.                           212,910
    21,500  Office Depot, Inc./*/                     361,200
    13,100  Omnicom Group, Inc.                       599,980
     4,300  Pulte Homes, Inc.                         247,164
    12,200  RadioShack Corporation                    366,732
     4,100  Reebok International, Ltd./*/             120,950
    22,100  Sears, Roebuck and Company              1,200,030
    10,700  Sherwin-Williams Company                  320,251
     4,100  Snap-On, Inc.                             122,877
     6,000  Stanley Works                             246,060
    32,650  Staples, Inc./*/                          643,205
    27,000  Starbucks Corporation/*/                  670,950
    14,000  Starwood Hotels &Resorts
            Worldwide, Inc.                           460,460
    63,500  Target Corporation                      2,358,390
    10,200  Tiffany &Company                         359,040
    37,800  TJX Companies, Inc.                       741,258
     7,800  TMP Worldwide, Inc./*/                    167,700
    14,700  Toys "R" Us, Inc./*/                      256,809
    21,100  Tribune Company                           917,850
     8,900  TRW, Inc.                                 505,520
     4,000  Tupperware Corporation                     83,160
    16,000  Univision Communications, Inc./*/         502,400
     7,700  VF Corporation                            301,917
   123,844  Viacom, Inc., Class B/*/                5,494,958
     9,093  Visteon Corporation                       129,121
   311,500  Wal-Mart Stores, Inc.                  17,135,615
   142,847  Walt Disney Company                     2,699,808
     8,000  Wendy's International, Inc.               318,640
     4,800  Whirlpool Corporation                     313,728
    20,740  Yum! Brands, Inc./*/                      606,645
            Total Consumer Discretionary           86,665,385

Consumer Staples (9.9%)
--------------------------------------------------------------------------------
     2,500  Adolph Coors Company                      155,750
     4,100  Alberto-Culver Company                    195,980
    28,477  Albertson's, Inc.                         867,409
    61,400  Anheuser-Busch Companies, Inc.          3,070,000
    45,568  Archer Daniels Midland Company            582,815
    16,600  Avon Products, Inc.                       867,184
     4,800  Brown-Foreman Corporation, Class B        331,392
    28,700  Campbell Soup Company                     793,842
    16,100  Clorox Company                            665,735
   174,000  Coca-Cola Company                       9,744,000
    31,200  Coca-Cola Enterprises, Inc.               688,896
    38,300  Colgate-Palmolive Company               1,916,915
    37,600  ConAgra Foods, Inc.                     1,039,640
    27,400  CVS Corporation                           838,440
    25,700  General Mills, Inc.                     1,132,856
    74,000  Gillette Company                        2,506,380
    24,500  H.J. Heinz Company                      1,006,950
     9,600  Hershey Foods Corporation                 603,456
    28,600  Kellogg Company                         1,025,596
    36,392  Kimberly-Clark Corporation              2,256,304
    55,600  Kroger Company/*/                       1,106,440
    19,800  Pepsi Bottling Group, Inc.                609,840
   123,870  PepsiCo, Inc.                           5,970,534
   149,900  Philip Morris Companies, Inc.           6,547,632
    91,000  Procter &Gamble Company                8,126,300
    33,800  Safeway, Inc./*/                          986,622
    54,900  Sara Lee Corporation                    1,133,136
     9,300  SUPERVALU, Inc.                           228,129
    46,400  SYSCO Corporation                       1,263,008
    40,071  Unilever N.V.                           2,596,601
    11,800  UST, Inc.                                 401,200
    71,700  Walgreen Company                        2,769,771
     9,800  Winn-Dixie Stores, Inc.                   152,782
    15,800  Wm. Wrigley Jr. Company                   874,530
            Total Consumer Staples                 63,056,065

Energy (7.6%)
--------------------------------------------------------------------------------
     6,300  Amerada Hess Corporation                  519,750
    17,386  Anadarko Petroleum Corporation            857,130
    10,100  Apache Corporation                        580,548
     4,900  Ashland, Inc.                             198,450
    23,600  Baker Hughes, Inc.                        785,644
    11,000  BJ Services Company/*/                    372,680
    14,135  Burlington Resources, Inc.                537,130
    74,823  ChevronTexaco Corporation               6,621,835
    43,907  Conoco, Inc.                            1,220,615
    11,000  Devon Energy Corporation                  542,080
     8,100  EOG Resources, Inc.                       321,570
   475,008  Exxon Mobil Corporation                19,437,327
    30,500  Halliburton Company                       486,170
     7,024  Kerr-McGee Corporation                    376,135
    21,700  Marathon Oil Corporation                  588,504
    10,100  Nabors Industries, Ltd./*/                355,015
     9,400  Noble Corporation/*/                      362,840
    26,200  Occidental Petroleum Corporation          785,738
    26,820  Phillips Petroleum Company              1,579,162
     6,500  Rowan Companies, Inc./*/                  139,425
   148,800  Royal Dutch Petroleum
            Company ADR                             8,224,176
    40,400  Schlumberger, Ltd.                      1,878,600
     5,300  Sunoco, Inc.                              188,839
    22,311  Transocean, Inc.                          694,988
    17,100  Unocal Corporation                        631,674
            Total Energy                           48,286,025

Financials (19.7%)
--------------------------------------------------------------------------------
    18,300  ACE, Ltd.                                 578,280
    36,300  AFLAC, Inc.                             1,161,600
    49,682  Allstate Corporation                    1,837,240
     7,400  Ambac Financial Group, Inc.               498,760
    93,100  American Express Company                3,381,392
   183,040  American International Group, Inc.     12,488,819
    25,250  AmSouth Bancorporation                    565,095
    19,025  Aon Corporation                           560,857
   107,789  Bank of America Corporation             7,584,034
    51,000  Bank of New York Company, Inc.          1,721,250
    82,253  BANK ONE Corporation                    3,165,095
    33,600  BB&T Corporation                        1,296,960
     7,031  Bear Stearns Companies, Inc.              429,243
    15,400  Capital One Financial Corporation         940,170
    96,025  Charles Schwab Corporation              1,075,480
    15,749  Charter One Financial, Inc.               541,451
    12,000  Chubb Corporation                         849,600
    11,400  Cincinnati Financial Corporation          530,442
   360,439  Citigroup, Inc.                        13,967,011
    12,350  Comerica, Inc.                            758,290
    24,207  Conseco, Inc./*/                           48,414
     8,700  Countrywide Credit Industries, Inc.       419,775
    29,200  Equity Office Properties Trust            878,920
    19,200  Equity Residential                        552,000
    69,900  Fannie Mae                              5,155,125
    41,294  Fifth Third Bancorp                     2,752,245
     8,900  First Tennessee National Corporation      340,870
    73,279  FleetBoston Financial Corporation       2,370,576
    18,300  Franklin Resources, Inc.                  780,312
    48,700  Freddie Mac                             2,980,440
    10,900  Golden West Financial Corporation         749,702
    17,300  Hartford Financial Services
            Group, Inc.                             1,028,831
    31,986  Household International, Inc.           1,589,704
    17,271  Huntington Bancshares, Inc.               335,403
   139,448  J.P. Morgan Chase &Company             4,730,076
    10,500  Jefferson-Pilot Corporation               495,810
    20,600  John Hancock Financial Services, Inc.     725,120
    29,800  KeyCorp                                   813,540
    17,100  Lehman Brothers Holdings, Inc.          1,069,092
    13,100  Lincoln National Corporation              550,200
    13,300  Loews Corporation                         714,210
    19,250  Marsh &McLennan Companies, Inc.        1,859,550
    14,800  Marshall &Ilsley Corporation             450,216
    10,350  MBIA, Inc.                                585,085
    59,668  MBNA Corporation                        1,973,221
    30,900  Mellon Financial Corporation              971,187
    60,400  Merrill Lynch &Company, Inc.           2,446,200
    49,400  MetLife, Inc.                           1,422,720
     7,400  MGIC Investment Corporation               501,720
    10,800  Moody's Corporation                       537,300
    77,150  Morgan Stanley                          3,323,622
    42,600  National City Corporation               1,416,450
    15,500  Northern Trust Corporation                682,930
    19,900  PNC Financial Services Group, Inc.      1,040,372
    15,400  Progressive Corporation                   890,890
    20,200  Providian Financial Corporation/*/        118,776
    16,100  Regions Financial Corporation             565,915
     8,900  SAFECO Corporation                        274,921
    12,300  Simon Property Group, Inc.                453,255
    10,900  SLM Corporation                         1,056,210
    24,300  SouthTrust Corporation                    634,716
    14,546  St. Paul Companies, Inc.                  566,130
    22,800  State Street Corporation                1,019,160
    15,500  Stilwell Financial, Inc.                  282,100
    20,100  SunTrust Banks, Inc.                    1,361,172
    20,700  Synovus Financial Corporation             569,664
     8,634  T. Rowe Price Group, Inc.                 283,886
     8,500  Torchmark Corporation                     324,700
   133,885  U.S. Bancorp                            3,126,215
    14,150  Union Planters Corporation                458,035
    17,024  UNUMProvident                             433,261
    95,832  Wachovia Corporation                    3,658,866
    68,243  Washington Mutual, Inc.                 2,532,498
   119,800  Wells Fargo &Company                   5,997,188
     9,500  XL Capital, Ltd.                          804,650
     6,400  Zions Bancorporation                      333,440
            Total Financials                      125,967,655

Health Care (13.6%)
--------------------------------------------------------------------------------
   109,300  Abbott Laboratories                     4,115,145
    10,249  Aetna, Inc.                               491,645
     9,100  Allergan, Inc.                            607,425
     7,400  AmerisourceBergen Corporation             562,400
    72,800  Amgen, Inc./*/                          3,048,864
    14,800  Applera Corporation                       288,452
     3,800  Bausch &Lomb, Inc.                       128,630
    42,100  Baxter International, Inc.              1,870,924
    18,100  Becton, Dickinson and Company             623,545
    10,400  Biogen, Inc./*/                           430,872
    18,750  Biomet, Inc.                              508,500
    28,400  Boston Scientific Corporation/*/          832,688
   135,700  Bristol-Myers Squibb Company            3,487,490
     3,700  C.R. Bard, Inc.                           209,346
    31,675  Cardinal Health, Inc.                   1,945,162
    13,300  Chiron Corporation/*/                     469,490
     9,900  CIGNA Corporation                         964,458
    78,800  Eli Lilly and Company                   4,444,320
    12,500  Forest Laboratories, Inc./*/              885,000
    14,900  Genzyme Corporation/*/                    286,676
    21,400  Guidant Corporation/*/                    646,922
    36,000  HCA, Inc.                               1,710,000
    16,900  Health Management Associates, Inc./*/     340,535
    27,500  HEALTHSOUTH Corporation/*/                351,725
    11,800  Humana, Inc./*/                           184,434
    38,600  Immunex Corporation/*/                    862,324
   210,940  Johnson &Johnson                      11,023,724
    17,300  King Pharmaceuticals, Inc./*/             384,925
     7,000  Manor Care, Inc./*/                       161,000
    20,142  McKesson Corporation                      658,643
    17,500  MedImmune, Inc./*/                        462,000
    85,000  Medtronic, Inc.                         3,642,250
   158,700  Merck &Company, Inc.                   8,036,568
   437,375  Pfizer, Inc.                           15,308,125
    90,556  Pharmacia Corporation                   3,391,322
     8,300  Quintiles Transnational Corporation/*/    103,667
   102,700  Schering-Plough Corporation             2,526,420
     6,221  St. Jude Medical, Inc./*/                 459,981
    13,800  Stryker Corporation                       738,438
    22,800  Tenet Healthcare Corporation/*/         1,631,340
    21,600  UnitedHealth Group, Inc.                1,977,480
     7,400  Watson Pharmaceuticals, Inc./*/           186,998
    10,200  WellPoint Health Networks, Inc./*/        793,662
    92,900  Wyeth                                   4,756,480
    13,550  Zimmer Holdings, Inc./*/                  483,193
            Total Health Care                      87,023,188

Industrials (11.0%)
--------------------------------------------------------------------------------
    27,300  3M Company                              3,357,900
    13,800  Allied Waste Industries, Inc./*/          133,998
    13,700  American Power Conversion
            Corporation/*/                            173,031
     5,100  American Standard Companies, Inc./*/      383,010
    10,800  AMR Corporation/*/                        182,088
    12,100  Apollo Group, Inc./*/                     476,861
    43,400  Automatic Data Processing, Inc.         1,890,070
     7,700  Avery Dennison Corporation                483,175
    58,760  Boeing Company                          2,644,200
    26,792  Burlington Northern Santa Fe
            Corporation                               803,760
    24,100  Caterpillar, Inc.                       1,179,695
    72,960  Cendant Corporation/*/                  1,158,605
    11,900  Cintas Corporation                        587,860
    35,700  Concord EFS, Inc./*/                    1,075,998
    12,100  Convergys Corporation/*/                  235,708
     6,500  Cooper Industries, Ltd.                   255,450
     4,150  Crane Company                             105,244
    14,900  CSX Corporation                           518,669
     2,900  Cummins, Inc.                              95,990
    10,600  Danaher Corporation                       703,310
    16,700  Deere &Company                           799,930
     8,600  Delta Air Lines, Inc.                     172,000
     4,400  Deluxe Corporation                        171,116
    14,200  Dover Corporation                         497,000
     4,900  Eaton Corporation                         356,475
    29,500  Emerson Electric Company                1,578,545
    10,100  Equifax, Inc.                             272,700
    20,960  FedEx Corporation                       1,119,264
    53,600  First Data Corporation                  2,018,576
    13,400  Fiserv, Inc./*/                           491,914
     5,600  Fluor Corporation                         218,120
    14,200  General Dynamics Corporation            1,510,170
   696,000  General Electric Company               20,218,800
    12,200  Genuine Parts Company                     425,414
     7,100  Goodrich Corporation                      193,972
    12,900  H&R Block, Inc.                           595,335
    57,275  Honeywell International, Inc.           2,017,798
    21,500  Illinois Tool Works, Inc.              $1,481,780
    20,200  IMS Health, Inc.                          362,590
    11,850  Ingersoll-Rand Company, Ltd.              541,071
     6,400  ITT Industries, Inc.                      451,840
    31,600  Lockheed Martin Corporation             2,196,200
    33,900  Masco Corporation                         919,029
     4,400  McDermott International, Inc./*/           35,640
    13,500  Molex, Inc.                               452,655
     4,200  Navistar International Corporation        134,400
    27,100  Norfolk Southern Corporation              633,598
     7,900  Northrop Grumman Corporation              987,500
     8,100  PACCAR, Inc.                              359,559
     8,600  Pall Corporation                          178,450
     8,250  Parker Hannifin Corporation               394,267
    26,300  Paychex, Inc.                             822,927
    16,900  Pitney Bowes, Inc.                        671,268
     5,500  Power-One, Inc./*/                         34,210
     7,900  R.R. Donnelley &Sons Company             217,645
    27,900  Raytheon Company                        1,136,925
    12,300  Robert Half International, Inc./*/        286,590
    12,900  Rockwell Automation, Inc.                 256,065
    12,800  Rockwell Collins                          350,976
     4,300  Ryder System, Inc.                        116,487
    10,149  Sabre, Inc./*/                            363,334
    54,000  Southwest Airlines Company                872,640
     9,800  Textron, Inc.                             459,620
     4,000  Thomas &Betts Corporation/*/              74,400
   139,807  Tyco International, Ltd.                1,888,793
    17,700  Union Pacific Corporation               1,120,056
    33,100  United Technologies Corporation         2,247,490
     6,600  W.W. Grainger, Inc.                       330,660
    43,299  Waste Management, Inc.                  1,127,939
            Total Industrials                      70,608,355

Information Technology (13.8%)
--------------------------------------------------------------------------------
    55,600  ADC Telecommunications, Inc./*/           127,324
    16,800  Adobe Systems, Inc.                       478,800
    23,900  Advanced Micro Devices, Inc./*/           232,308
    32,515  Agilent Technologies, Inc./*/             776,458
    26,900  Altera Corporation/*/                     365,840
    25,500  Analog Devices, Inc./*/                   757,350
     6,775  Andrew Corporation/*/                      97,086
    24,900  Apple Computer, Inc./*/                   441,228
   114,700  Applied Materials, Inc./*/              2,181,594
    20,900  Applied Micro Circuits Corporation/*/      98,857
     8,000  Autodesk, Inc.                            106,000
    25,276  Avaya, Inc./*/                            125,116
    17,000  BMC Software, Inc./*/                     282,200
    18,800  Broadcom Corporation/*/                   329,752
    30,100  CIENA Corporation/*/                      126,119
   512,700  Cisco Systems, Inc./*/                  7,152,165
    12,700  Citrix Systems, Inc./*/                    76,708
    40,512  Computer Associates International, Inc.   643,736
    12,000  Computer Sciences Corporation/*/          573,600
    26,100  Compuware Corporation/*/                  158,427
    13,000  Comverse Technology, Inc./*/              120,380
    66,500  Corning, Inc./*/                          236,075
   181,800  Dell Computer Corporation/*/            4,752,252
    33,500  Electronic Data Systems Corporation     1,244,525
   155,686  EMC Corporation/*/                      1,175,429
    22,600  Gateway, Inc./*/                          100,344
   211,386  Hewlett-Packard Company                 3,229,978
   468,200  Intel Corporation                       8,554,014
   119,900  International Business
            Machines Corporation                    8,632,800
    14,800  Intuit, Inc./*/                           735,856
    13,800  Jabil Circuit, Inc./*/                    291,318
    95,300  JDS Uniphase Corporation/*/               256,357
    13,300  KLA-Tencor Corporation/*/                 585,067
     9,100  Lexmark International, Inc./*/            495,040
    22,200  Linear Technology Corporation             697,746
    25,900  LSI Logic Corporation/*/                  226,625
   239,922  Lucent Technologies, Inc./*/              398,271
    22,600  Maxim Integrated Products, Inc./*/        866,258
     5,800  Mercury Interactive Corporation/*/        133,168
    42,100  Micron Technology, Inc./*/                851,262
   379,300  Microsoft Corporation/*/               20,527,716
     3,400  Millipore Corporation/*/                  108,732
   158,990  Motorola, Inc.                          2,292,636
    12,500  National Semiconductor Corporation/*/     364,625
     6,900  NCR Corporation/*/                        240,465
    23,300  Network Appliance, Inc./*/                289,153
   268,700  Nortel Networks Corporation/*/            389,615
    25,300  Novell, Inc./*/                            81,213
    10,200  Novellus Systems, Inc./*/                 346,800
    10,400  NVIDIA Corporation/*/                     178,672
   384,548  Oracle Corporation/*/                   3,641,670
    40,500  Palm, Inc./*/                              71,280
    18,200  Parametric Technology Corporation/*/       65,137
    21,700  PeopleSoft, Inc./*/                       322,896
     8,800  PerkinElmer, Inc.                          97,240
    11,600  PMC-Sierra, Inc./*/                       107,532
     6,500  QLogic Corporation/*/                     247,650
    53,900  QUALCOMM, Inc./*/                       1,481,711
    13,600  Rational Software Corporation/*/          111,656
    36,700  Sanmina-SCI Corporation/*/                231,577
    10,900  Scientific-Atlanta, Inc.                  179,305
    33,100  Siebel Systems, Inc./*/                   470,682
        35  Skyworks Solutions, Inc./*/                   194
    57,600  Solectron Corporation/*/                  354,240
   227,300  Sun Microsystems, Inc./*/               1,138,773
    16,000  Symbol Technologies, Inc.                 136,000
     6,300  Tektronix, Inc./*/                        117,873
    28,700  Tellabs, Inc./*/                          181,384
    12,800  Teradyne, Inc./*/                         300,800
   121,400  Texas Instruments, Inc.                 2,877,180
    12,000  Thermo Electron Corporation/*/            198,000
    22,500  Unisys Corporation/*/                     202,500
    28,600  VERITAS Software Corporation/*/           565,994
    14,000  Vitesse Semiconductor Corporation/*/       44,240
     9,200  Waters Corporation/*/                     245,640
    50,400  Xerox Corporation/*/                      351,288
    23,500  Xilinx, Inc./*/                           527,105
    41,800  Yahoo!, Inc./*/                           616,968
            Total Information Technology           88,419,575

Materials (3.3%)
--------------------------------------------------------------------------------
    15,900  Air Products and Chemicals, Inc.          802,473
    22,500  Alcan, Inc.                               844,200
    59,264  Alcoa, Inc.                             1,964,602
     5,569  Allegheny Technologies, Inc.               88,269
     4,000  Ball Corporation                          165,920
    37,817  Barrick Gold Corporation                  718,145
     3,700  Bemis Company, Inc.                       175,750
     4,100  Boise Cascade Corporation                 141,573
    63,593  Dow Chemical Company                    2,186,327
    69,611  E.I. du Pont de Nemours
            and Company                             3,090,728
     5,400  Eastman Chemical Company                  253,260
     9,000  Ecolab, Inc.                              416,070
     9,100  Engelhard Corporation                     257,712
    10,100  Freeport-McMoRan
            Copper &Gold, Inc., Class B              180,285
    16,124  Georgia-Pacific Group                     396,328
     3,500  Great Lakes Chemical Corporation           92,925
     7,600  Hercules, Inc.                             90,592
    12,700  Inco, Ltd.                                287,909
     6,600  International Flavors and
            Fragrances, Inc.                          214,434
    33,871  International Paper Company             1,476,098
     7,300  Louisiana-Pacific Corporation              77,234
    13,981  Meadwestvaco Corporation                  469,202
    27,448  Newmont Mining Corporation                722,706
     5,500  Nucor Corporation                         357,720
    11,000  Pactiv Corporation/*/                     260,700
     6,170  Phelps Dodge Corporation                  254,204
    23,100  Placer Dome, Inc.                         258,951
    12,900  Plum Creek Timber Company, Inc.           394,740
    11,800  PPG Industries, Inc.                      730,420
    11,500  Praxair, Inc.                             655,155
    15,513  Rohm and Haas Company                    $628,121
     5,876  Sealed Air Corporation/*/                 236,627
     5,100  Sigma-Aldrich Corporation                 255,765
     3,700  Temple-Inland, Inc./*/                    214,082
     7,000  United States Steel Corporation           139,230
     7,100  Vulcan Materials Company                  309,418
    15,300  Weyerhaeuser Company                      976,905
     5,900  Worthington Industries, Inc.              106,790
            Total Materials                        20,891,570

Utilities (3.1%)
--------------------------------------------------------------------------------
    37,400  AES Corporation/*/                        202,708
     8,800  Allegheny Energy, Inc.                    226,600
    10,100  Ameren Corporation                        434,401
    23,760  American Electric Power Company, Inc.     950,875
    26,100  Calpine Corporation/*/                    183,483
    11,700  CINergy Corporation                       421,083
     9,400  CMS Energy Corporation                    103,212
    14,900  Consolidated Edison, Inc.                 622,075
    11,500  Constellation Energy Group, Inc.          337,410
    19,347  Dominion Resources, Inc.                1,276,515
    11,700  DTE Energy Company                        522,288
    58,116  Duke Energy Corporation                 1,807,407
    25,200  Dynegy, Inc.                              181,440
    22,800  Edison International/*/                   387,600
    40,418  El Paso Corporation                       833,015
    15,700  Entergy Corporation                       666,308
    22,612  Exelon Corporation                      1,182,608
    20,800  FirstEnergy Corporation                   694,304
    12,300  FPL Group, Inc.                           737,877
     9,900  KeySpan Corporation                       372,735
     8,600  Kinder Morgan, Inc.                       326,972
    28,057  Mirant Corporation/*/                     204,816
     3,100  Nicor, Inc.                               141,825
    14,509  NiSource, Inc.                            316,731
    27,200  Pacific Gas &Electric Company/*/         486,608
     2,500  Peoples Energy Corporation                 91,475
     5,900  Pinnacle West Capital Corporation         233,050
    10,300  PPL Corporation                           340,724
    15,520  Progress Energy, Inc.                     807,195
    14,400  Public Service Enterprise Group, Inc.     623,520
    21,173  Reliant Energy, Inc.                      357,824
    14,375  Sempra Energy                             318,119
    49,300  Southern Company                        1,350,820
    10,700  TECO Energy, Inc.                         262,150
    18,617  TXU Corporation                           956,914
    36,100  Williams Companies, Inc.                  216,239
    27,605  Xcel Energy, Inc.                         462,936
            Total Utilities                        19,641,862

            Total Common Stocks
            (cost basis $697,648,003)              636,407,581
--------------------------------------------------------------------------------

            Total Investments (99.6%)
            (amortized cost basis $697,648,003)    636,407,581
--------------------------------------------------------------------------------

            Other Assets, Less Liabilities (0.4%)    2,518,378

            Net Assets: (100.0%)                  $638,925,959

----------------
/*/  Non income-producing security.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Equity Income Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio seeks current income,  long-term  income growth and capital growth by investing  primarily in a diversified  portfolio of  income-producing  equity securities.

    Shares  Common Stocks (97.1%)                   Market Value
--------------------------------------------------------------------------------

Communication Services (4.5%)
--------------------------------------------------------------------------------
     7,700   AT&T Corporation                          $82,390
     9,200  SBC Communications, Inc.                  280,600
     9,280  Telefonica SA ADR/*/                      230,608
     8,100  Verizon Communications, Inc.              325,215
            Total Communication Services              918,813

Consumer Discretionary (11.9%)
--------------------------------------------------------------------------------
     5,400  BJ's Wholesale Club, Inc./*/              207,900
     5,000  Darden Restaurants, Inc.                  123,500
    12,600  Delphi Corporation                        166,320
    10,200  Family Dollar Stores, Inc.                359,550
    12,600  Ford Motor Company                        201,600
    10,000  Fox Entertainment Group, Inc./*/          217,500
    16,100  Liberty Media Corporation/*/              152,950
     8,000  Lowe's Companies, Inc.                    363,200
     2,600  McGraw-Hill Companies, Inc.               155,220
     7,900  Target Corporation                        293,406
     4,700  Viacom, Inc., Class B/*/                  208,539
            Total Consumer Discretionary            2,449,685

Consumer Staples (7.1%)
--------------------------------------------------------------------------------
     6,300  CVS Corporation                           192,780
     6,000  General Mills, Inc.                       264,480
     3,700  Kimberly-Clark Corporation                229,400
     6,000  Kraft Foods, Inc.                         245,700
    14,200  Kroger Company/*/                         282,580
     8,700  SYSCO Corporation                         236,814
            Total Consumer Staples                  1,451,754

Energy (10.3%)
--------------------------------------------------------------------------------
     4,100  Amerada Hess Corporation                  338,250
     9,100  BJ Services Company/*/                    308,308
     3,888  ChevronTexaco Corporation                 344,088
    12,000  Conoco, Inc.                              333,600
     7,700  EOG Resources, Inc.                       305,690
     6,400  Nabors Industries, Ltd./*/                224,960
     6,900  Noble Corporation/*/                      266,340
            Total Energy                            2,121,236

Financials (25.7%)
--------------------------------------------------------------------------------
     8,400  ACE, Ltd.                                 265,440
     4,500  Bank of America Corporation               316,620
     6,000  Bank of New York Company, Inc.            202,500
    10,600  Citigroup, Inc.                           410,750
     3,500  Comerica, Inc.                            214,900
     5,300  Duke Realty Corporation                   153,435
     8,000  Equity Office Properties Trust            240,800
     6,200  Fannie Mae                                457,250
     7,400  First Industrial Realty Trust, Inc.       243,090
    10,300  FleetBoston Financial Corporation         333,205
     7,500  Freddie Mac                               459,000
     4,000  Hartford Financial Services Group, Inc.   237,880
     7,300  J.P. Morgan Chase &Company               247,616
     6,100  Mellon Financial Corporation              191,723
     7,400  Simon Property Group, Inc.                272,690
     9,000  Washington Mutual, Inc.                   333,990
     8,400  Wells Fargo &Company                     420,504
     3,300  XL Capital, Ltd.                          279,510
            Total Financials                        5,280,903

Health Care (10.6%)
--------------------------------------------------------------------------------
     9,200  Baxter International, Inc.                408,848
     3,300  CIGNA Corporation                         321,486
     4,900  HCA, Inc.                                 232,750
     8,800  IVAX Corporation/*/                        95,040
     4,800  Johnson &Johnson                         250,848
     8,100  Pfizer, Inc.                              283,500
     5,300  Tenet Healthcare Corporation/*/           379,215
     4,000  Wyeth                                     204,800
            Total Health Care                       2,176,487

Industrials (10.7%)
--------------------------------------------------------------------------------
    12,800  First Data Corporation                   $482,048
    11,100  Honeywell International, Inc.             391,053
     3,500  Jacobs Engineering Group, Inc./*/         121,730
     8,500  Masco Corporation                         230,435
     6,100  Pitney Bowes, Inc.                        242,292
     5,800  Shaw Group, Inc./*/                       178,060
     2,300  SPX Corporation/*/                        270,250
     7,600  Tyco International, Ltd.                  102,676
     5,300  Valassis Communications, Inc./*/          193,450
            Total Industrials                       2,211,994

Information Technology (5.2%)
--------------------------------------------------------------------------------
     5,000  Applied Materials, Inc./*/                 95,100
     4,300  Celestica, Inc. ADR/*/                     97,653
     5,200  Harris Corporation                        189,020
     4,100  International Business
            Machines Corporation                      295,200
     5,800  Intuit, Inc./*/                           288,376
    10,400  Oracle Corporation/*/                      98,488
            Total Information Technology            1,063,837

Materials (5.4%)
--------------------------------------------------------------------------------
     6,500  Alcoa, Inc.                               215,475
     8,800  Engelhard Corporation                     249,216
     5,500  International Paper Company               239,690
     9,400  United States Steel Corporation           186,966
     3,600  Weyerhaeuser Company                      229,860
            Total Materials                         1,121,207

Utilities (5.7%)
--------------------------------------------------------------------------------
     3,600  American Electric Power Company, Inc.     144,072
     4,000  Dominion Resources, Inc.                  263,920
     3,600  El Paso Corporation                        74,196
     4,100  Public Service Enterprise Group, Inc.     177,530
     7,100  TXU Corporation                           364,940
     9,200  Xcel Energy, Inc.                         154,284
            Total Utilities                         1,178,942

            Total Common Stocks
            (cost basis $21,661,116)               19,974,858
--------------------------------------------------------------------------------

   Principal                                                                                                         Market
      Amount     Short-Term Investments (4.7%)                                                                        Value
------------------------------------------------------------------------------------------------------------------------------------
    $968,164     AAL Money Market Portfolio                                                                           $968,164

------------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Investments
                                            (amortized cost basis $968,164)                                            968,164
------------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (101.8%)
                                            (amortized cost basis $22,629,280)                                      20,943,022
------------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (-1.8%)                                   (366,291)

                                            Net Assets: (100.0%)                                                   $20,576,731
------------------------------------------------------------------------------------------------------------------------------------

--------------------
/*/  Non income-producing security.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                             AAL Balanced Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio  seeks  capital  growth and income by investing in a mix of common stocks,  bonds and money market instruments.  Securities are selected consistent with the policies of the AAL Large  Company  Index,  Bond Index and Money Market
Portfolios.

    Shares  Common Stocks (54.6%)                   Market Value
--------------------------------------------------------------------------------

Communication Services (2.2%)
    12,700  ALLTEL Corporation                       $596,900
   154,965   AT&T Corporation                        1,658,126
   110,372   AT&T Wireless Services, Inc./*/           645,676
    76,500  BellSouth Corporation                   2,409,750
     5,750  CenturyTel, Inc.                          169,625
    11,500  Citizens Communications Company/*/         96,140
    33,200  Nextel Communications, Inc./*/            106,572
    68,418  Qwest Communications
            International, Inc./*/                    191,570
   136,262  SBC Communications, Inc.                4,155,991
    36,300  Sprint FON Group                          385,143
    40,500  Sprint PCS Group/*/                       181,035
   111,170  Verizon Communications, Inc.            4,463,476
            Total Communication Services           15,060,004

Consumer Discretionary (7.4%)
--------------------------------------------------------------------------------
     2,600  American Greetings Corporation/*/          43,316
   181,650  AOL Time Warner, Inc./*/                2,672,071
     4,300  AutoZone, Inc./*/                         332,390
    11,900  Bed Bath &Beyond, Inc./*/                449,106
    13,050  Best Buy Company, Inc./*/                 473,715
     4,700  Big Lots, Inc.                             92,496
     3,300  Black &Decker Corporation                159,060
     3,700  Brunswick Corporation                     103,600
    23,900  Carnival Corporation                      661,791
     2,500  Centex Corporation                        144,475
     8,500  Circuit City Group                        159,375
    25,000  Clear Channel Communications, Inc./*/     800,500
    38,600  Comcast Corporation/*/                    904,398
     2,900  Cooper Tire &Rubber Company               59,595
    18,500  Costco Wholesale Corporation/*/           714,470
     5,979  Dana Corporation                          109,356
     7,000  Darden Restaurants, Inc.                  172,900
    22,876  Delphi Corporation                        301,963
     3,400  Dillard's, Inc.                            89,386
    13,522  Dollar General Corporation                257,324
     3,400  Dow Jones &Company, Inc.                 164,730
    11,900  Eastman Kodak Company                    $347,123
     7,100  Family Dollar Stores, Inc.                250,275
     8,200  Federated Department Stores, Inc./*/      325,540
    73,900  Ford Motor Company                      1,182,400
     6,100  Fortune Brands, Inc.                      341,234
    10,900  Gannett Company, Inc.                     827,310
    35,300  Gap, Inc.                                 501,260
    22,900  General Motors Corporation              1,224,005
     6,600  Goodyear Tire &Rubber Company            123,486
    12,400  Harley-Davidson, Inc.                     635,748
     4,700  Harrah's Entertainment, Inc./*/           208,445
     7,000  Hasbro, Inc.                               94,920
    15,100  Hilton Hotels Corporation                 209,890
    96,100  Home Depot, Inc.                        3,529,753
     3,700  International Game Technology/*/          209,790
    15,600  Interpublic Group of Companies, Inc.      386,256
    10,900  J.C. Penney Company, Inc.                 240,018
     3,600  Johnson Controls, Inc.                    293,796
     5,300  Jones Apparel Group, Inc./*/              198,750
     2,100  KB Home                                   108,171
     3,400  Knight Ridder, Inc.                       214,030
    13,700  Kohl's Corporation/*/                     960,096
     8,000  Leggett &Platt, Inc.                     187,200
    21,162  Limited Brands, Inc.                      450,751
     4,300  Liz Claiborne, Inc.                       136,740
    31,700  Lowe's Companies, Inc.                  1,439,180
     9,900  Marriott International, Inc.              376,695
    17,725  Mattel, Inc.                              372,402
    11,700  May Department Stores Company             385,281
     3,200  Maytag Corporation                        136,480
    51,900  McDonald's Corporation                  1,476,555
     7,900  McGraw-Hill Companies, Inc.               471,630
     2,000  Meredith Corporation                       76,700
     6,200  New York Times Company                    319,300
    10,926  Newell Rubbermaid, Inc.                   383,066
    11,000  NIKE, Inc.                                590,150
     5,500  Nordstrom, Inc.                           124,575
    12,500  Office Depot, Inc./*/                     210,000
     7,600  Omnicom Group, Inc.                       348,080
     2,500  Pulte Homes, Inc.                         143,700
     7,100  RadioShack Corporation                    213,426
     2,400  Reebok International, Ltd./*/              70,800
    12,900  Sears, Roebuck and Company                700,470
     6,200  Sherwin-Williams Company                  185,566
     2,400  Snap-On, Inc.                              71,928
     3,500  Stanley Works                             143,535
    19,000  Staples, Inc./*/                          374,300
    15,700  Starbucks Corporation/*/                  390,145
     8,100  Starwood Hotels &Resorts
            Worldwide, Inc.                           266,409
    37,000  Target Corporation                      1,374,180
     5,900  Tiffany &Company                         207,680
    22,000  TJX Companies, Inc.                       431,420
     4,500  TMP Worldwide, Inc./*/                     96,750
     8,500  Toys "R" Us, Inc./*/                      148,495
    12,300  Tribune Company                           535,050
     5,200  TRW, Inc.                                 295,360
     2,300  Tupperware Corporation                     47,817
     9,300  Univision Communications, Inc./*/         292,020
     4,500  VF Corporation                            176,445
    72,125  Viacom, Inc., Class B/*/                3,200,186
     5,256  Visteon Corporation                        74,635
   181,500  Wal-Mart Stores, Inc.                   9,984,315
    83,187  Walt Disney Company                     1,572,234
     4,700  Wendy's International, Inc.               187,201
     2,800  Whirlpool Corporation                     183,008
    12,060  Yum! Brands, Inc./*/                      352,755
            Total Consumer Discretionary           50,482,928

Consumer Staples (5.4%)
--------------------------------------------------------------------------------
     1,500  Adolph Coors Company                       93,450
     2,400  Alberto-Culver Company                    114,720
    16,622  Albertson's, Inc.                         506,306
    35,800  Anheuser-Busch Companies, Inc.          1,790,000
    26,541  Archer Daniels Midland Company            339,459
     9,700  Avon Products, Inc.                       506,728
     2,800  Brown-Foreman Corporation, Class B        193,312
    16,700  Campbell Soup Company                     461,922
     9,400  Clorox Company                            388,690
   101,400  Coca-Cola Company                       5,678,400
    18,200  Coca-Cola Enterprises, Inc.               401,856
    22,300  Colgate-Palmolive Company               1,116,115
    21,900  ConAgra Foods, Inc.                       605,535
    16,000  CVS Corporation                           489,600
    15,000  General Mills, Inc.                       661,200
    43,100  Gillette Company                        1,459,797
    14,250  H.J. Heinz Company                        585,675
     5,600  Hershey Foods Corporation                 352,016
    16,700  Kellogg Company                           598,862
    21,180  Kimberly-Clark Corporation              1,313,160
    32,400  Kroger Company/*/                         644,760
    11,500  Pepsi Bottling Group, Inc.                354,200
    72,120  PepsiCo, Inc.                           3,476,184
    87,300  Philip Morris Companies, Inc.           3,813,264
    53,100  Procter &Gamble Company                4,741,830
    19,700  Safeway, Inc./*/                          575,043
    32,000  Sara Lee Corporation                      660,480
     5,400  SUPERVALU, Inc.                           132,462
    27,000  SYSCO Corporation                         734,940
    23,382  Unilever N.V.                           1,515,154
     6,900  UST, Inc.                                 234,600
    41,800  Walgreen Company                        1,614,734
     5,700  Winn-Dixie Stores, Inc.                    88,863
     9,200  Wm. Wrigley Jr. Company                   509,220
            Total Consumer Staples                 36,752,537

Energy (4.1%)
--------------------------------------------------------------------------------
     3,700  Amerada Hess Corporation                  305,250
    10,118  Anadarko Petroleum Corporation            498,818
     5,890  Apache Corporation                        338,557
     2,800  Ashland, Inc.                             113,400
    13,720  Baker Hughes, Inc.                        456,739
     6,400  BJ Services Company/*/                    216,832
     8,167  Burlington Resources, Inc.                310,346
    43,548  ChevronTexaco Corporation               3,853,998
    25,528  Conoco, Inc.                              709,679
     6,400  Devon Energy Corporation                  315,392
     4,700  EOG Resources, Inc.                       186,590
   276,772  Exxon Mobil Corporation                11,325,510
    17,700  Halliburton Company                       282,138
     4,080  Kerr-McGee Corporation/*/                 218,484
    12,600  Marathon Oil Corporation                  341,712
     5,900  Nabors Industries, Ltd./*/                207,385
     5,500  Noble Corporation/*/                      212,300
    15,300  Occidental Petroleum Corporation          458,847
    15,640  Phillips Petroleum Company                920,883
     3,800  Rowan Companies, Inc./*/                   81,510
    86,700  Royal Dutch Petroleum
            Company ADR                             4,791,909
    23,600  Schlumberger, Ltd                       1,097,400
     3,100  Sunoco, Inc.                              110,453
    13,036  Transocean, Inc.                          406,071
    10,000  Unocal Corporation                        369,400
            Total Energy                           28,129,603

Financials (10.8%)
--------------------------------------------------------------------------------
    10,700  ACE, Ltd.                                 338,120
    21,100  AFLAC, Inc.                               675,200
    28,996  Allstate Corporation                    1,072,272
     4,350  Ambac Financial Group, Inc.               293,190
    54,300  American Express Company                1,972,176
   106,602  American International Group, Inc.      7,273,454
    14,700  AmSouth Bancorporation                    328,986
    11,050  Aon Corporation                           325,754
    62,885  Bank of America Corporation             4,424,589
    29,700  Bank of New York Company, Inc.          1,002,375
    47,932  BANK ONE Corporation                    1,844,423
    19,600  BB&T Corporation                          756,560
     4,078  Bear Stearns Companies, Inc.              248,962
     9,000  Capital One Financial Corporation         549,450
    55,925  Charles Schwab Corporation                626,360
     9,183  Charter One Financial, Inc.               315,712
     7,000  Chubb Corporation                         495,600
     6,600  Cincinnati Financial Corporation          307,098
   210,089  Citigroup, Inc.                         8,140,949
     7,200  Comerica, Inc.                            442,080
    14,099  Conseco, Inc.                              28,198
     5,100  Countrywide Credit Industries, Inc.       246,075
    17,000  Equity Office Properties Trust            511,700
    11,200  Equity Residential                        322,000
    40,700  Fannie Mae                              3,001,625
    24,016  Fifth Third Bancorp                     1,600,666
     5,200  First Tennessee National Corporation      199,160
    42,759  FleetBoston Financial Corporation       1,383,254
    10,700  Franklin Resources, Inc.                  456,248
    28,400  Freddie Mac                             1,738,080
     6,300  Golden West Financial Corporation         433,314
    10,100  Hartford Financial Services Group, Inc.   600,647
    18,599  Household International, Inc.             924,370
    10,016  Huntington Bancshares, Inc.               194,511
    81,260  J.P. Morgan Chase &Company             2,756,339
     6,100  Jefferson-Pilot Corporation               288,042
    12,000  John Hancock Financial Services, Inc.     422,400
    17,400  KeyCorp                                   475,020
    10,000  Lehman Brothers Holdings, Inc             625,200
     7,600  Lincoln National Corporation              319,200
     7,700  Loews Corporation                         413,490
    11,250  Marsh &McLennan Companies, Inc.        1,086,750
     8,600  Marshall &Ilsley Corporation             261,612
     6,000  MBIA, Inc.                                339,180
    34,737  MBNA Corporation                        1,148,753
    18,000  Mellon Financial Corporation              565,740
    35,200  Merrill Lynch &Company, Inc.           1,425,600
    28,800  MetLife, Inc.                             829,440
     4,300  MGIC Investment Corporation               291,540
     6,300  Moody's Corporation                       313,425
    44,990  Morgan Stanley                          1,938,169
    24,800  National City Corporation                 824,600
     9,100  Northern Trust Corporation                400,946
    11,600  PNC Financial Services Group, Inc.        606,448
     9,000  Progressive Corporation                   520,650
    11,700  Providian Financial Corporation/*/         68,796
     9,400  Regions Financial Corporation             330,410
     5,200  SAFECO Corporation                        160,628
     7,100  Simon Property Group, Inc.                261,635
     6,400  SLM Corporation                           620,160
    14,100  SouthTrust Corporation                    368,292
     8,522  St. Paul Companies, Inc.                  331,676
    13,300  State Street Corporation                  594,510
     9,000  Stilwell Financial, Inc.                  163,800
    11,700  SunTrust Banks, Inc.                      792,324
    12,050  Synovus Financial Corporation             331,616
     5,000  T. Rowe Price Group, Inc.                 164,400
     5,000  Torchmark Corporation                     191,000
    78,021  U.S. Bancorp                            1,821,790
     8,300  Union Planters Corporation                268,671
     9,858  UNUMProvident                             250,886
    55,810  Wachovia Corporation                    2,130,826
    39,775  Washington Mutual, Inc.                 1,476,050
    69,860  Wells Fargo &Company                   3,497,192
     5,600  XL Capital, Ltd.                          474,320
     3,800  Zions Bancorporation                      197,980
            Total Financials                       73,422,664

--------------------------------------------------------------------------------
Health Care (7.5%)
    63,700  Abbott Laboratories                     2,398,305
     6,014  Aetna, Inc.                               288,492
     5,300  Allergan, Inc.                            353,775
     4,300  AmerisourceBergen Corporation             326,800
    42,400  Amgen, Inc./*/                          1,775,712
     8,600  Applera Corporation                       167,614
     2,200  Bausch &Lomb, Inc.                        74,470
    24,500  Baxter International, Inc.              1,088,780
    10,500  Becton, Dickinson and Company             361,725
     6,100  Biogen, Inc./*/                           252,723
    10,950  Biomet, Inc.                             $296,964
    16,600  Boston Scientific Corporation/*/          486,712
    79,100  Bristol-Myers Squibb Company            2,032,870
     2,200  C.R. Bard, Inc.                           124,476
    18,475  Cardinal Health, Inc.                   1,134,550
     7,700  Chiron Corporation/*/                     271,810
     5,800  CIGNA Corporation                         565,036
    45,900  Eli Lilly and Company                   2,588,760
     7,300  Forest Laboratories, Inc./*/              516,840
     8,700  Genzyme Corporation/*/                    167,388
    12,500  Guidant Corporation/*/                    377,875
    20,950  HCA, Inc.                                 995,125
     9,800  Health Management Associates, Inc./*/     197,470
    16,000  HEALTHSOUTH Corporation/*/                204,640
     6,900  Humana, Inc./*/                           107,847
    22,500  Immunex Corporation/*/                    502,650
   122,906  Johnson &Johnson                       6,423,068
    10,033  King Pharmaceuticals, Inc./*/             223,234
     4,100  Manor Care, Inc./*/                        94,300
    11,680  McKesson Corporation                      381,936
    10,200  MedImmune, Inc./*/                        269,280
    49,600  Medtronic, Inc.                         2,125,360
    92,500  Merck &Company, Inc.                   4,684,200
   254,850  Pfizer, Inc.                            8,919,750
    52,801  Pharmacia Corporation                   1,977,397
     4,800  Quintiles Transnational Corporation/*/     59,952
    59,800  Schering-Plough Corporation             1,471,080
     3,595  St. Jude Medical, Inc./*/                 265,814
     8,100  Stryker Corporation                       433,431
    13,300  Tenet Healthcare Corporation/*/           951,615
    12,600  UnitedHealth Group, Inc.                1,153,530
     4,300  Watson Pharmaceuticals, Inc./*/           108,661
     5,900  WellPoint Health Networks, Inc./*/        459,079
    54,100  Wyeth                                   2,769,920
     7,890  Zimmer Holdings, Inc./*/                  281,357
            Total Health Care                      50,712,373

--------------------------------------------------------------------------------
Industrials (6.1%)
    15,900  3M Company                             $1,955,700
     8,000  Allied Waste Industries, Inc./*/           77,680
     7,900  American Power Conversion
            Corporation/*/                             99,777
     3,000  American Standard Companies, Inc./*/      225,300
     6,300  AMR Corporation/*/                        106,218
     7,000  Apollo Group, Inc./*/                     275,870
    25,300  Automatic Data Processing, Inc.         1,101,815
     4,500  Avery Dennison Corporation                282,375
    34,228  Boeing Company                          1,540,260
    15,592  Burlington Northern Santa Fe
            Corporation                               467,760
    14,000  Caterpillar, Inc.                         685,300
    42,560  Cendant Corporation/*/                    675,853
     6,900  Cintas Corporation                        340,860
    20,800  Concord EFS, Inc./*/                      626,912
     7,000  Convergys Corporation/*/                  136,360
     3,800  Cooper Industries, Ltd.                   149,340
     2,450  Crane Company                              62,132
     8,700  CSX Corporation                           302,847
     1,700  Cummins, Inc.                              56,270
     6,200  Danaher Corporation                       411,370
     9,700  Deere &Company                           464,630
     5,000  Delta Air Lines, Inc.                     100,000
     2,600  Deluxe Corporation                        101,114
     8,300  Dover Corporation                         290,500
     2,900  Eaton Corporation                         210,975
    17,200  Emerson Electric Company                  920,372
     5,900  Equifax, Inc.                             159,300
    12,240  FedEx Corporation                         653,616
    31,200  First Data Corporation                  1,174,992
     7,850  Fiserv, Inc./*/                           288,174
     3,300  Fluor Corporation                         128,535
     8,300  General Dynamics Corporation              882,705
   405,500  General Electric Company               11,779,775
     7,100  Genuine Parts Company                     247,577
     4,100  Goodrich Corporation                      112,012
     7,500  H&R Block, Inc.                           346,125
    33,337  Honeywell International, Inc.           1,174,463
    12,500  Illinois Tool Works, Inc.                 861,500
    11,700  IMS Health, Inc.                          210,015
     6,900  Ingersoll-Rand Company, Ltd.              315,054
     3,700  ITT Industries, Inc.                      261,220
    18,400  Lockheed Martin Corporation             1,278,800
    19,700  Masco Corporation                         534,067
     2,500  McDermott International, Inc./*/           20,250
     7,850  Molex, Inc.                               263,210
     2,500  Navistar International Corporation         80,000
    15,800  Norfolk Southern Corporation              369,404
     4,600  Northrop Grumman Corporation              575,000
     4,700  PACCAR, Inc.                              208,633
     5,000  Pall Corporation                          103,750
     4,800  Parker Hannifin Corporation               229,392
    15,250  Paychex, Inc.                             477,172
     9,800  Pitney Bowes, Inc.                        389,256
     3,200  Power-One, Inc./*/                         19,904
     4,600  R.R. Donnelley &Sons Company             126,730
    16,300  Raytheon Company                          664,225
     7,200  Robert Half International, Inc./*/        167,760
     7,500  Rockwell Automation, Inc.                 148,875
     7,400  Rockwell Collins                          202,908
     2,500  Ryder System, Inc.                         67,725
     5,885  Sabre, Inc./*/                            210,683
    31,480  Southwest Airlines Company                508,717
     5,700  Textron, Inc.                             267,330
     2,300  Thomas &Betts Corporation/*/              42,780
    81,463  Tyco International, Ltd.                1,100,565
    10,300  Union Pacific Corporation                 651,784
    19,300  United Technologies Corporation         1,310,470
     3,800  W.W. Grainger, Inc.                       190,380
    25,230  Waste Management, Inc.                    657,241
            Total Industrials                      41,129,664

--------------------------------------------------------------------------------
Information Technology (7.6%)
    32,400  ADC Telecommunications, Inc./*/            74,196
     9,800  Adobe Systems, Inc.                       279,300
    13,900  Advanced Micro Devices, Inc./*/           135,108
    18,963  Agilent Technologies, Inc./*/             452,836
    15,600  Altera Corporation/*/                     212,160
    14,900  Analog Devices, Inc./*/                   442,530
     4,000  Andrew Corporation/*/                      57,320
    14,500  Apple Computer, Inc./*/                   256,940
    66,800  Applied Materials, Inc./*/              1,270,536
    12,200  Applied Micro Circuits Corporation/*/      57,706
     4,600  Autodesk, Inc.                             60,950
    14,639  Avaya, Inc./*/                             72,463
     9,900  BMC Software, Inc./*/                     164,340
    10,900  Broadcom Corporation/*                   /191,186
    17,500  CIENA Corporation/*/                       73,325
   298,700  Cisco Systems, Inc./*/                  4,166,865
     7,400  Citrix Systems, Inc./*/                    44,696
    23,575  Computer Associates International, Inc.   374,607
     7,000  Computer Sciences Corporation/*/          334,600
    15,200  Compuware Corporation/*/                   92,264
     7,600  Comverse Technology, Inc./*/               70,376
    38,700  Corning, Inc./*/                          137,385
   105,900  Dell Computer Corporation/*/            2,768,226
    19,600  Electronic Data Systems Corporation       728,140
    90,724  EMC Corporation/*/                        684,966
    13,200  Gateway, Inc./*/                           58,608
   123,161  Hewlett-Packard Company                 1,881,900
   272,800  Intel Corporation                       4,984,056
    69,900  International Business
            Machines Corporation                    5,032,800
     8,600  Intuit, Inc./*/                           427,592
     8,000  Jabil Circuit, Inc./*/                    168,880
    55,500  JDS Uniphase Corporation/*/               149,295
     7,700  KLA-Tencor Corporation/*/                 338,723
     5,300  Lexmark International, Inc./*/            288,320
    12,900  Linear Technology Corporation             405,447
    15,000  LSI Logic Corporation/*/                  131,250
   139,775  Lucent Technologies, Inc./*/              232,027
    13,200  Maxim Integrated Products, Inc./*/        505,956
     3,400  Mercury Interactive Corporation/*/         78,064
    24,500  Micron Technology, Inc./*/                495,390
   221,000  Microsoft Corporation/*/               11,960,520
     2,000  Millipore Corporation/*/                   63,960
    92,621  Motorola, Inc.                          1,335,595
     7,300  National Semiconductor Corporation/*/     212,941
     4,000  NCR Corporation/*/                        139,400
    13,600  Network Appliance, Inc./*/                168,776
   156,560  Nortel Networks Corporation/*/            227,012
    14,700  Novell, Inc./*/                            47,187
     5,900  Novellus Systems, Inc./*/                 200,600
     6,100  NVIDIA Corporation/*/                     104,798
   224,000  Oracle Corporation/*/                   2,121,280
    23,600  Palm, Inc./*/                              41,536
    10,600  Parametric Technology Corporation/*/       37,937
    12,600  PeopleSoft, Inc./*/                       187,488
     5,100  PerkinElmer, Inc.                          56,355
     6,700  PMC-Sierra, Inc./*/                        62,109
     3,800  QLogic Corporation/*/                     144,780
    31,400  QUALCOMM, Inc./*/                         863,186
     7,900  Rational Software Corporation/*/           64,859
    21,300  Sanmina-SCI Corporation/*/                134,403
     6,300  Scientific-Atlanta, Inc.                  103,635
    19,300  Siebel Systems, Inc./*/                   274,446
    33,500  Solectron Corporation/*/                  206,025
   132,400  Sun Microsystems, Inc./*/                 663,324
     9,300  Symbol Technologies, Inc.                  79,050
     3,700  Tektronix, Inc.                            69,227
    16,700  Tellabs, Inc./*/                          105,544
     7,400  Teradyne, Inc./*/                         173,900
    70,700  Texas Instruments, Inc.                 1,675,590
     7,000  Thermo Electron Corporation/*/            115,500
    13,100  Unisys Corporation/*/                     117,900
    16,700  VERITAS Software Corporation/*/           330,493
     8,100  Vitesse Semiconductor Corporation/*/       25,596
     5,300  Waters Corporation/*/                     141,510
    29,300  Xerox Corporation/*/                      204,221
    13,700  Xilinx, Inc./*/                           307,291
    24,300  Yahoo!, Inc./*/                           358,668
            Total Information Technology           51,507,971

--------------------------------------------------------------------------------
Materials (1.8%)
     9,300  Air Products and Chemicals, Inc.         $469,371
    13,100  Alcan, Inc.                               491,512
    34,564  Alcoa, Inc.                             1,145,797
     3,281  Allegheny Technologies, Inc.               52,004
     2,300  Ball Corporation                           95,404
    22,006  Barrick Gold Corporation                  417,894
     2,200  Bemis Company, Inc.                       104,500
     2,400  Boise Cascade Corporation                  82,872
    37,077  Dow Chemical Company                    1,274,707
    40,519  E.I. du Pont de Nemours
            and Company                             1,799,044
     3,200  Eastman Chemical Company                  150,080
     5,300  Ecolab, Inc.                              245,019
     5,250  Engelhard Corporation                     148,680
     5,800  Freeport-McMoRan Copper &
            Gold, Inc., Class B                       103,530
     9,383  Georgia-Pacific Group                     230,634
     2,000  Great Lakes Chemical Corporation           53,100
     4,400  Hercules, Inc.                             52,448
     7,400  Inco, Ltd.                                167,758
     3,800  International Flavors and
            Fragrances, Inc.                          123,462
    19,721  International Paper Company               859,441
     4,200  Louisiana-Pacific Corporation              44,436
     8,180  Meadwestvaco Corporation                  274,521
    16,017  Newmont Mining Corporation                421,728
     3,200  Nucor Corporation                         208,128
     6,400  Pactiv Corporation/*/                     151,680
     3,620  Phelps Dodge Corporation                  149,144
    13,400  Placer Dome, Inc.                         150,214
     7,500  Plum Creek Timber Company, Inc.           229,500
     6,900  PPG Industries, Inc.                      427,110
     6,700  Praxair, Inc.                             381,699
     9,011  Rohm and Haas Company                     364,855
     3,464  Sealed Air Corporation/*/                 139,495
     3,000  Sigma-Aldrich Corporation                 150,450
     2,200  Temple-Inland, Inc./*/                    127,292
     4,100  United States Steel Corporation           $81,549
     4,100  Vulcan Materials Company                  178,678
     8,900  Weyerhaeuser Company                      568,265
     3,400  Worthington Industries, Inc.               61,540
            Total Materials                        12,177,541

--------------------------------------------------------------------------------
Utilities (1.7%)
    21,800  AES Corporation/*/                        118,156
     5,100  Allegheny Energy, Inc.                    131,325
     5,900  Ameren Corporation                        253,759
    13,840  American Electric Power Company, Inc.     553,877
    15,200  Calpine Corporation/*/                    106,856
     6,800  CINergy Corporation                       244,732
     5,500  CMS Energy Corporation                     60,390
     8,700  Consolidated Edison, Inc.                 363,225
     6,700  Constellation Energy Group, Inc.          196,578
    11,315  Dominion Resources, Inc.                  746,564
     6,600  DTE Energy Company                        294,624
    33,822  Duke Energy Corporation                 1,051,864
    14,700  Dynegy, Inc.                              105,840
    13,200  Edison International/*/                   224,400
    23,486  El Paso Corporation                       484,046
     9,200  Entergy Corporation                       390,448
    13,187  Exelon Corporation                        689,680
    12,100  FirstEnergy Corporation                   403,898
     7,200  FPL Group, Inc.                           431,928
     5,700  KeySpan Corporation                       214,605
     5,000  Kinder Morgan, Inc.                       190,100
    16,334  Mirant Corporation/*/                     119,238
     1,800  Nicor, Inc.                                82,350
     8,434  NiSource, Inc.                            184,114
    15,800  Pacific Gas &Electric Company/*/         282,662
     1,400  Peoples Energy Corporation                 51,226
     3,500  Pinnacle West Capital Corporation         138,250
     6,000  PPL Corporation                           198,480
     9,091  Progress Energy, Inc.                     472,823
     8,400  Public Service Enterprise Group, Inc.     363,720
    12,324  Reliant Energy, Inc.                      208,276
     8,387  Sempra Energy                             185,604
    28,700  Southern Company                          786,380
     6,300  TECO Energy, Inc.                         154,350
    10,870  TXU Corporation                           558,718
    21,000  Williams Companies, Inc.                  125,790
    16,010  Xcel Energy, Inc.                         268,488
            Total Utilities                        11,437,364

            Total Common Stocks
            (cost basis $438,717,577)             370,812,649
--------------------------------------------------------------------------------

Principal                                                                                Interest    Maturity        Market
Amount        Long-Term Fixed-Income Investments (34.9%)                                   Rate        Date           Value
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
 $1,000,000   California Infrastructure PG&E Series 1997-1 Class A8                        6.480%    12/26/2009     $1,071,252
  2,300,000   Citibank Credit Issuance Trust Series 2001-A6 Class A6                       5.650      6/16/2008      2,407,159
    682,851   Countrywide Asset Backed Certificates Series 2001-1 Class AF2                5.846      7/25/2020        685,628
  1,283,394   EQCC Home Equity Loan Trust Series 1999-1 Class A3F                          5.915     11/20/2024      1,314,240
  1,900,000   Ford Credit Auto Owner Trust Series 2001-B Class A4                          5.120     10/15/2004      1,944,010
    544,617   Green Tree Financial Corporation Series 1993-2 Class A4                      6.900      7/15/2018        565,304
    200,000   NationsBank Credit Card Master Trust Series 1993-2 Class A                   6.000     12/15/2005        209,191
    627,237   Residential Asset Securities Corporation Series 2000-KS5 Class AI2           6.935     10/25/2020        627,659
  2,000,000   Residential Asset Securities Corporation Series 2001-KS3 Class AI2           4.790     10/25/2019      2,032,820
              Total Asset Backed Securities                                                                         10,857,263

Basic Materials (0.4%)
------------------------------------------------------------------------------------------------------------------------------------
  1,800,000   Praxair, Inc.                                                                6.500       3/1/2008      1,894,803
    900,000   Weyerhaeuser Company/2/                                                      6.750      3/15/2012        931,963
              Total Basic Materials                                                                                  2,826,766

Capital Goods (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
  1,800,000   Boeing Capital Corporation                                                   5.650      5/15/2006      1,858,567
    250,000   Honeywell International, Inc.                                                8.625      4/15/2006        283,006
  1,500,000   Raytheon Company                                                             6.150      11/1/2008      1,539,630
              Total Capital Goods                                                                                    3,681,203

Commercial Mortgage Backed Securities (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
 $1,248,663   Bear Stearns Commercial Mortgage Securities Series 2000-WF2 Class A1         7.110%     9/15/2009     $1,345,364
  1,000,000   First Union-Lehman Brothers- Bank of America Commercial Mortgage
              Trust Series 1998-C2 Class A2                                                6.560     11/18/2008      1,071,119
  1,634,816   Morgan Stanley Capital I, Inc. Series 1998-WF1 Class A1                      6.250      3/15/2030      1,712,190
  1,400,000   Morgan Stanley Capital I, Inc. Series 1998-WF1 Class A2                      6.550      3/15/2030      1,500,014
  1,900,000   Nationslink Funding Corporation Series 1999-1 Class A2                       6.316     11/20/2008      2,010,151
              Total Commercial Mortgage Backed Securities                                                            7,638,838

Communications (1.0%)
------------------------------------------------------------------------------------------------------------------------------------
  1,000,000   Cingular Wireless, Inc./2/                                                   6.500     12/15/2011        931,186
  1,500,000   Clear Channel Communications, Inc.                                           7.875      6/15/2005      1,578,194
  1,000,000   Cox Communications, Inc.                                                     6.400       8/1/2008        924,621
  1,000,000   Pacific Bell                                                                 7.125      3/15/2026      1,053,668
    500,000   SBC Communications                                                           5.875       2/1/2012        499,248
    600,000   Sprint Capital Corporation                                                   7.125      1/30/2006        480,114
  1,000,000   Verizon Global Funding Corporation                                           7.250      12/1/2010      1,009,600
              Total Communications                                                                                   6,476,631

Consumer Cyclical (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
  1,300,000   AOL Time Warner, Inc.                                                        7.625      4/15/2031      1,138,289
  1,000,000   Ford Motor Credit Company                                                    6.500      1/25/2007      1,000,914
  1,600,000   General Motors Acceptance Corporation                                        8.000      11/1/2031      1,636,398
  1,200,000   Target Corporation                                                           6.350      1/15/2011      1,260,364
              Total Consumer Cyclical                                                                                5,035,965

Consumer Noncyclicals (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
  1,400,000   ConAgra Foods, Inc.                                                          6.000      9/15/2006      1,454,471
  1,100,000   General Mills, Inc.                                                          6.000      2/15/2012      1,089,642
  1,100,000   H. J. Heinz Company/2/                                                       6.000      3/15/2012      1,105,485
  1,300,000   Tenet Healthcare Corporation                                                 6.375      12/1/2011      1,315,945
              Total Consumer Noncyclicals                                                                            4,965,543
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Energy (0.4%)
    325,000   Baker Hughes, Inc. Notes                                                     8.000      5/15/2004        352,023
    900,000   Burlington Resources, Inc./2/                                                6.500      12/1/2011        923,483
  1,400,000   Marathon Oil Corporation                                                     6.800      3/15/2032      1,353,083
    250,000   PennzEnergy Company                                                         10.125     11/15/2009        301,652
              Total Energy                                                                                           2,930,241
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Finance (2.8%)
 $1,000,000   Allstate Corporation                                                         6.750%     5/15/2018     $1,009,908
  1,200,000   American General Finance Corporation                                         5.750      3/15/2007      1,241,755
    250,000   Associates Corporation of North America                                      6.250      11/1/2008        262,562
    500,000   Bank of America Corporation                                                  6.625       8/1/2007        537,518
  1,000,000   BB&T Corporation                                                             6.500       8/1/2011      1,046,120
  2,000,000   Cabot Industrial Properties, L.P.                                            7.125       5/1/2004      2,072,188
  1,150,000   Camden Property Trust                                                        7.000      4/15/2004      1,204,001
  1,250,000   Countrywide Home Loans, Inc.                                                 6.935      7/16/2007      1,349,166
  1,500,000   EOP Operating, L.P.                                                          6.625      2/15/2005      1,569,324
  2,000,000   Fleet Financial Group, Inc.                                                  6.500      3/15/2008      2,097,384
    250,000   Household Finance Corporation                                                7.250      7/15/2003        259,827
  1,000,000   Lehman Brothers Holdings, Inc.                                               6.250      5/15/2006      1,041,200
  1,000,000   Merrill Lynch &Company, Inc.                                                6.000      2/17/2009      1,016,801
    900,000   Morgan Stanley Dean Witter &Company                                         5.800       4/1/2007        923,009
  1,300,000   NationsBank Corporation                                                      7.250     10/15/2025      1,375,104
  2,000,000   ProLogis Trust                                                               7.000      10/1/2003      2,070,478
              Total Finance                                                                                         19,076,345

Non Corporate (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
  1,500,000   Canadian Government                                                          5.250      11/5/2008      1,547,993
  1,500,000   Export-Import Bank of Korea                                                  6.500     11/15/2006      1,586,571
  1,200,000   Inter-American Development Bank                                              5.375     11/18/2008      1,253,142
  1,000,000   Ontario Hydro                                                                7.450      3/31/2013      1,149,883
    250,000   Petro-Canada, Ltd.                                                           8.600      1/15/2010        298,510
    500,000   Province of Newfoundland                                                     8.650     10/22/2022        630,792
  1,800,000   United Mexican States                                                       10.375      2/17/2009      2,058,298
              Total Non Corporate                                                                                    8,525,189

------------------------------------------------------------------------------------------------------------------------------------
Other (0.1%)
    500,000   Johnson Controls, Inc.                                                       7.125      7/15/2017        543,632
              Total Other                                                                                              543,632

Pass Through Securities (13.3%)
------------------------------------------------------------------------------------------------------------------------------------
    497,698   Federal Home Loan Mortgage Corporation Gold 7-Yr. Balloon                    6.000       4/1/2006        509,867
  1,198,665   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       1/1/2015      1,269,047
    456,019   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       9/1/2014        482,795
     65,485   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       8/1/2010         69,485
    130,010   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       8/1/2012        136,932
    422,803   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       2/1/2011        446,383
     43,056   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000      11/1/2010         45,457
  1,605,409   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       7/1/2016      1,666,409
    534,577   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       6/1/2014        556,534
    432,726   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       8/1/2013        451,288
    201,109   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500      11/1/2012        209,898
     77,869   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       4/1/2009         81,611
    556,527   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014        572,707
    635,850   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014        654,752
    629,656   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       2/1/2014        647,962
    276,109   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       5/1/2012        285,349
    656,046   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       4/1/2014        666,967
  1,470,524   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.000       2/1/2017      1,444,146
  1,155,488   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.000      12/1/2016      1,136,813
     20,769   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              9.000       4/1/2025         22,702
    341,836   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              9.000      11/1/2024        374,908
     72,197   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500       7/1/2027         77,369
     21,610   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500       9/1/2025         23,238
    227,806   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       8/1/2030        241,751
     93,068   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000      10/1/2027         99,275
    222,677   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       6/1/2027        237,528
     61,150   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       3/1/2027         65,384
     43,761   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000      11/1/2026         46,791
     63,251   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       1/1/2026         67,712
    108,157   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       6/1/2012        115,221
    417,321   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       1/1/2030        438,616
    409,928   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2029        430,866
    164,967   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       5/1/2028        173,916
    167,137   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      12/1/2027        176,205
    131,553   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2027        138,690
    110,617   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       4/1/2027        116,618
     50,271   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       1/1/2027         53,064
     41,123   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       8/1/2026         43,408
     12,103   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       7/1/2026         12,776
     20,298   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2025         21,451
  1,339,301   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2031      1,388,733
    784,559   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       1/1/2030        813,530
    466,707   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000      10/1/2029        484,193
    427,882   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2029        443,913
    586,526   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2029        608,502
    241,854   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000      10/1/2028        251,128
    299,023   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       7/1/2028        310,489
    300,135   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       3/1/2028        311,644
    157,800   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2027        163,974
    168,493   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2027        175,085
    166,245   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       2/1/2027        172,749
     89,612   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2026         93,190
     66,722   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2025         69,432
  1,855,551   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2032      1,895,724
    554,158   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       8/1/2029        567,084
    740,572   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029        757,846
    671,533   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029        687,197
    710,250   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2029        726,817
    645,907   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       3/1/2029        662,108
    635,423   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2029        651,361
    616,534   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2029        631,998
    653,531   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      11/1/2028        669,923
    633,817   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       6/1/2028        649,715
    254,966   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      12/1/2027        261,555
    246,291   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       2/1/2027        252,656
     87,422   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2026         89,787
    110,230   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2024        113,552
  1,484,077   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       1/1/2032      1,482,857
  2,376,637   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       6/1/2031      2,374,683
  1,368,598   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       3/1/2031      1,367,473
    759,228   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       5/1/2029        763,399
    735,809   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       3/1/2029        739,851
    135,619   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       7/1/2026        136,809
     87,833   Federal National Mortgage Association Conventional 7-Yr. Balloon             7.000       6/1/2004         90,379
     48,559   Federal National Mortgage Association Conventional 7-Yr. Balloon             6.500      10/1/2003         49,551
    117,664   Federal National Mortgage Association Conventional 7-Yr. Balloon             6.000      12/1/2003        119,537
     19,861   Federal National Mortgage Association Conventional 15-Yr. Pass Through       9.000       4/1/2010         21,343
      8,844   Federal National Mortgage Association Conventional 15-Yr. Pass Through       9.000       4/1/2010          9,503
     38,056   Federal National Mortgage Association Conventional 15-Yr. Pass Through       8.000       5/1/2011         40,548
    423,325   Federal National Mortgage Association Conventional 15-Yr. Pass Through       7.500      2/15/2015        447,932
     47,408   Federal National Mortgage Association Conventional 15-Yr. Pass Through       7.500       7/1/2011         50,342
    170,335   Federal National Mortgage Association Conventional 15-Yr. Pass Through       7.000      12/1/2012        179,338
    299,355   Federal National Mortgage Association Conventional 15-Yr. Pass Through       7.000      10/1/2012        315,178
     65,323   Federal National Mortgage Association Conventional 15-Yr. Pass Through       7.000       6/1/2011         68,919
    515,418   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.500       6/1/2013        537,479
    178,254   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.500       7/1/2012        186,032
    462,127   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.500       5/1/2012        482,291
     62,970   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.500       7/1/2011         65,804
    582,338   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.000      12/1/2013        601,529
    314,236   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.000       3/1/2013        323,451
     69,176   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.000       2/1/2011         71,509
    642,513   Federal National Mortgage Association Conventional 15-Yr. Pass Through       5.500      12/1/2013        652,729
     36,536   Federal National Mortgage Association Conventional 30-Yr. Pass Through      10.500       8/1/2020         41,068
     35,509   Federal National Mortgage Association Conventional 30-Yr. Pass Through       9.500       4/1/2025         39,156
     53,073   Federal National Mortgage Association Conventional 30-Yr. Pass Through       9.000       9/1/2026         57,910
    307,550   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.500       4/1/2030        328,925
     23,400   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.500       5/1/2026         25,173
     38,434   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.500      11/1/2025         41,395
    270,298   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000      12/1/2027        288,543
    394,312   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000       9/1/2027        420,928
     29,700   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000       7/1/2027         31,705
     37,278   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000      11/1/2026         39,887
     29,725   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000       8/1/2026         31,805
     18,097   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000       1/1/2026         19,387
    194,861   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       8/1/2030        204,604
    199,061   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       3/1/2030        209,013
  1,271,773   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       8/1/2029      1,335,844
    179,001   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       3/1/2029        188,577
    259,690   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500      12/1/2027        273,583
    192,124   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       8/1/2027        202,403
     76,547   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       5/1/2027         80,642
     39,992   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       2/1/2027         42,183
     33,542   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500      12/1/2026         35,381
     19,637   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       9/1/2026         20,713
    330,803   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       8/1/2026        348,932
     51,803   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       7/1/2026         54,642
     55,961   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       9/1/2025         59,094
    484,889   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      11/1/2029        502,988
    536,226   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      11/1/2029        556,241
    666,239   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       7/1/2029        691,107
    714,498   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       3/1/2029        741,801
    384,898   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      11/1/2028        399,606
     78,588   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      11/1/2028         81,591
    475,540   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       8/1/2028        493,712
    351,189   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       2/1/2028        364,859
    154,336   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      10/1/2027        160,344
    169,891   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       7/1/2027        176,504
    140,783   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       3/1/2027        146,387
    101,933   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       1/1/2027        105,990
     82,294   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      11/1/2026         85,570
     61,352   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       3/1/2026         63,794
     49,021   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       1/1/2026         51,000
    946,212   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500      12/1/2031        966,167
    932,954   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500      10/1/2031        952,629
  1,897,055   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2031      1,937,062
    986,290   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       5/1/2031      1,007,091
    695,296   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       8/1/2029        711,103
    737,596   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2029        754,365
    740,977   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       6/1/2029        757,822
    780,937   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       6/1/2029        798,691
    604,806   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500      11/1/2028        619,481
    467,265   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500      11/1/2028        478,603
    600,253   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500      10/1/2028        614,818
    649,266   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       8/1/2028        665,020
  1,046,556   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2028      1,071,949
    394,690   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2028        404,266
    528,504   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       3/1/2028        541,328
    568,647   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       2/1/2028        582,994
    200,600   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2027        205,661
    109,046   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       3/1/2026        111,928
    112,733   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       2/1/2026        115,713
  1,465,168   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       5/1/2031      1,463,439
    835,930   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       4/1/2031        834,944
    844,537   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000      11/1/2029        848,900
    756,646   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       7/1/2029        760,554
    743,350   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       3/1/2029        747,191
    587,704   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000      12/1/2028        591,320
  1,019,309   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000      12/1/2028      1,025,580
  1,394,878   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000      10/1/2028      1,403,459
    670,900   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       7/1/2028        675,027
    153,411   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       5/1/2026        154,706
    617,513   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000      11/1/2013        635,622
     56,670   Government National Mortgage Association 15-Yr. Pass Through                 7.500      7/15/2011         60,467
    169,738   Government National Mortgage Association 15-Yr. Pass Through                 7.000      4/15/2012        179,954
    107,041   Government National Mortgage Association 15-Yr. Pass Through                 6.500      6/15/2011        112,598
     60,140   Government National Mortgage Association 15-Yr. Pass Through                 6.500      5/15/2009         63,348
    725,017   Government National Mortgage Association 15-Yr. Pass Through                 6.000      7/15/2014        750,117
    107,229   Government National Mortgage Association 15-Yr. Pass Through                 6.000      4/15/2011        111,528
     74,028   Government National Mortgage Association 30-Yr. Pass Through                 9.500      1/15/2025         83,020
     11,086   Government National Mortgage Association 30-Yr. Pass Through                 9.500     12/15/2024         12,434
     49,789   Government National Mortgage Association 30-Yr. Pass Through                 9.000     12/15/2026         54,347
     17,336   Government National Mortgage Association 30-Yr. Pass Through                 9.000      8/15/2026         18,923
    189,794   Government National Mortgage Association 30-Yr. Pass Through                 9.000      3/15/2025        207,543
    276,303   Government National Mortgage Association 30-Yr. Pass Through                 8.500      9/15/2029        297,636
     26,459   Government National Mortgage Association 30-Yr. Pass Through                 8.500     11/15/2026         28,533
     18,854   Government National Mortgage Association 30-Yr. Pass Through                 8.500      7/15/2026         20,332
     98,806   Government National Mortgage Association 30-Yr. Pass Through                 8.500      6/15/2026        106,553
    397,604   Government National Mortgage Association 30-Yr. Pass Through                 8.000      5/15/2030        423,551
    185,576   Government National Mortgage Association 30-Yr. Pass Through                 8.000      3/15/2028        197,906
     90,743   Government National Mortgage Association 30-Yr. Pass Through                 8.000      8/15/2027         96,860
     90,359   Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/20/2027         96,061
    109,324   Government National Mortgage Association 30-Yr. Pass Through                 8.000     11/15/2026        116,827
    244,750   Government National Mortgage Association 30-Yr. Pass Through                 8.000      9/15/2026        261,547
     24,883   Government National Mortgage Association 30-Yr. Pass Through                 8.000      4/15/2026         26,591
     32,113   Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/15/2025         34,360
    521,300   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2030        550,600
    351,075   Government National Mortgage Association 30-Yr. Pass Through                 7.500      8/15/2029        370,864
    563,299   Government National Mortgage Association 30-Yr. Pass Through                 7.500      7/15/2028        596,175
    110,627   Government National Mortgage Association 30-Yr. Pass Through                 7.500     11/15/2027        117,243
    343,283   Government National Mortgage Association 30-Yr. Pass Through                 7.500      4/15/2027        363,812
     79,123   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2027         83,855
     63,487   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2026         67,364
     80,145   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2026         85,039
     68,809   Government National Mortgage Association 30-Yr. Pass Through                 7.500      5/15/2026         73,012
     50,829   Government National Mortgage Association 30-Yr. Pass Through                 7.500      8/15/2025         53,981
  1,063,313   Government National Mortgage Association 30-Yr. Pass Through                 7.000      9/15/2031      1,106,329
    670,187   Government National Mortgage Association 30-Yr. Pass Through                 7.000      6/15/2029        697,450
    803,119   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2029        835,789
    657,659   Government National Mortgage Association 30-Yr. Pass Through                 7.000      7/15/2028        684,690
    506,641   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027        528,055
     80,391   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027         83,789
     16,799   Government National Mortgage Association 30-Yr. Pass Through                 7.000     10/15/2027         17,509
    455,634   Government National Mortgage Association 30-Yr. Pass Through                 7.000     10/15/2027        474,892
    414,003   Government National Mortgage Association 30-Yr. Pass Through                 7.000      6/15/2026        431,999
    115,767   Government National Mortgage Association 30-Yr. Pass Through                 7.000      5/15/2026        120,799
    218,267   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2026        227,754
    233,782   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2026        243,944
     99,759   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2026        104,096
  1,477,280   Government National Mortgage Association 30-Yr. Pass Through                 6.500      2/15/2032      1,510,171
  1,288,234   Government National Mortgage Association 30-Yr. Pass Through                 6.500      6/15/2031      1,317,035
    723,511   Government National Mortgage Association 30-Yr. Pass Through                 6.500      4/15/2029        741,313
    749,664   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2029        768,111
    686,176   Government National Mortgage Association 30-Yr. Pass Through                 6.500      1/15/2029        703,060
    667,418   Government National Mortgage Association 30-Yr. Pass Through                 6.500      9/15/2028        684,453
    532,278   Government National Mortgage Association 30-Yr. Pass Through                 6.500      7/15/2028        545,864
    347,913   Government National Mortgage Association 30-Yr. Pass Through                 6.500     10/15/2027        356,991
    118,160   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2026        121,404
    787,347   Government National Mortgage Association 30-Yr. Pass Through                 6.000      6/15/2029        791,003
    758,457   Government National Mortgage Association 30-Yr. Pass Through                 6.000     12/15/2028        762,988
    148,536   Government National Mortgage Association 30-Yr. Pass Through                 6.000      5/15/2026        149,583
              Total Pass Through Securities                                                                         90,606,714

Technology (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
    500,000   International Business Machines Corporation                                  7.500      6/15/2013        566,429
              Total Technology                                                                                         566,429

Transportation (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
  2,056,609   Delta Air Lines, Inc.                                                        6.619      3/18/2011      2,117,664
    500,000   Hertz Corporation                                                            7.000       7/1/2004        512,889
  2,000,000   Union Pacific Corporation                                                    6.340     11/25/2003      2,080,432
              Total Transportation                                                                                   4,710,985

U.S. Government Securities (9.1%)
------------------------------------------------------------------------------------------------------------------------------------
  1,020,000   Federal Home Loan Bank                                                       6.625      8/27/2007      1,116,979
  1,000,000   Federal Home Loan Bank                                                       5.925       4/9/2008      1,063,072
  2,000,000   Federal Home Loan Mortgage Corporation                                       6.250      7/15/2004      2,127,646
  1,330,000   Federal Home Loan Mortgage Corporation                                       5.990      12/1/2003      1,386,206
  2,000,000   Federal Home Loan Mortgage Corporation                                       5.000      5/15/2004      2,075,932
  1,000,000   Federal National Mortgage Association                                        7.125      1/15/2030      1,119,810
  2,000,000   Federal National Mortgage Association                                        7.120       7/3/2006      2,215,992
  2,000,000   Federal National Mortgage Association                                        6.250       2/1/2011      2,102,318
  1,000,000   Federal National Mortgage Association                                        5.750      6/15/2005      1,058,954
  1,500,000   Federal National Mortgage Association                                        5.625      4/17/2028      1,397,523
  1,000,000   Federal National Mortgage Association                                        5.500       5/2/2006      1,050,433
  1,000,000   Federal National Mortgage Association                                        5.250      1/15/2009      1,021,408
  1,750,000   Federal National Mortgage Association                                        5.125      2/13/2004      1,815,791
  3,400,000   Federal National Mortgage Association                                        3.875      3/15/2005      3,431,008
  1,000,000   Resolution Funding Corporation                                               8.625      1/15/2021      1,289,904
  1,500,000   Student Loan Marketing Association                                           7.300       8/1/2012      1,722,100
  2,000,000   Tennesee Valley Authority                                                    6.375      6/15/2005      2,148,980
    200,000   U.S. Treasury Bonds                                                         10.375     11/15/2012        257,054
    925,000   U.S. Treasury Bonds                                                          8.875      2/15/2019      1,258,116
  1,850,000   U.S. Treasury Bonds                                                          8.125      8/15/2019      2,369,656
    600,000   U.S. Treasury Bonds                                                          8.000     11/15/2021        767,437
  1,500,000   U.S. Treasury Bonds                                                          7.875      2/15/2021      1,888,375
    250,000   U.S. Treasury Bonds                                                          7.625     11/15/2022        309,429
  1,100,000   U.S. Treasury Bonds                                                          7.500     11/15/2024      1,354,014
    400,000   U.S. Treasury Bonds                                                          7.250      8/15/2022        476,465
  1,750,000   U.S. Treasury Bonds                                                          7.250      5/15/2016      2,062,473
    625,000   U.S. Treasury Bonds                                                          7.125      2/15/2023        735,637
  1,000,000   U.S. Treasury Bonds                                                          6.875      8/15/2025      1,152,534
  1,500,000   U.S. Treasury Bonds                                                          6.250      8/15/2023      1,607,139
    550,000   U.S. Treasury Bonds                                                          6.125      8/15/2029        584,132
  2,325,000   U.S. Treasury Bonds                                                          6.125     11/15/2027      2,458,606
  1,250,000   U.S. Treasury Bonds                                                          5.500      8/15/2028      1,217,020
  1,000,000   U.S. Treasury Notes                                                          7.250      8/15/2004      1,087,655
  1,200,000   U.S. Treasury Notes                                                          7.250      5/15/2004      1,297,944
  2,000,000   U.S. Treasury Notes                                                          6.875      5/15/2006      2,220,392
  2,000,000   U.S. Treasury Notes                                                          6.500      2/15/2010      2,235,758
    875,000   U.S. Treasury Notes                                                          6.500     10/15/2006        963,257
  2,000,000   U.S. Treasury Notes                                                          6.500      5/15/2005      2,171,108
  2,000,000   U.S. Treasury Notes                                                          5.875     11/15/2005      2,143,154
  2,000,000   U.S. Treasury Notes                                                          5.500      5/15/2009      2,115,936
  1,000,000   U.S. Treasury Notes                                                          4.625      5/15/2006      1,030,000
              Total U.S. Government Securities                                                                      61,907,347

Utilities (1.0%)
------------------------------------------------------------------------------------------------------------------------------------
    250,000   Columbia Energy Group                                                        7.320     11/28/2010        247,339
  2,000,000   El Paso Corporation                                                          7.000      5/15/2011      1,914,052
  1,400,000   FirstEnergy Corporation                                                      6.450     11/15/2011      1,359,253
  1,500,000   Niagara Mohawk Power Corporation                                             7.750      10/1/2008      1,683,467
    500,000   Oncor Electric Delivery Company/2/                                           6.375       5/1/2012        513,725
  1,000,000   Public Service Electric &Gas Company                                        6.375       5/1/2008      1,042,372
              Total Utilities                                                                                        6,760,208

              Total Long-Term Fixed Income Investments
              (amortized cost basis $228,915,354)                                                                  237,109,299
------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                            Interest         Maturity        Market
Amount        Short-Term Investments (10.0%)                                         Rate/1/            Date           Value
------------------------------------------------------------------------------------------------------------------------------------
    500,000   CIT Group Holdings, Inc.                                                6.375           10/1/2002        496,667
  1,300,000   Compaq Computer Corporation                                             6.200           5/15/2003      1,331,067
 13,200,000   CXC, Inc.                                                               1.810           7/22/2002     13,184,735
    500,000   Federal Home Loan Bank                                                  5.865            6/2/2003        516,592
    330,000   Federal Home Loan Mortgage Corporation                                  1.870            7/1/2002        329,965
    500,000   Federal Home Loan Mortgage Corporation                                  7.375           5/15/2003        522,338
    250,000   Noranda, Inc.                                                           8.000            6/1/2003        258,059
 16,000,000   Sheffield Receivables Corporation                                       1.790           7/11/2002     15,990,240
 20,900,000   Starfish Global Funding LLC                                       1.780-1.800      7/8/-7/19/2002     20,885,926
 14,700,000   Toyota Motor Credit Corporation                                         1.740           7/22/2002     14,683,658

------------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Investments
                                            (amortized cost basis $68,130,203)                                      68,199,247
------------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (99.5%)
                                            (amortized cost basis $735,763,134)                                    676,121,195
------------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (0.5%)                                    3,631,278

                                            Net Assets: (100.0%)                                                  $679,752,473
------------------------------------------------------------------------------------------------------------------------------------

---------------------
/*/  Non income-producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.
/2/  144A Securities.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL High Yield Bond Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio strives for high current income and secondarily  capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds".

  Principal                                                                               Interest     Maturity        Market
   Amount     Long Term Fixed-Income Investments (81.1%)                                    Rate        Date           Value
------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (7.6%)
   $500,000   AK Steel Corporation                                                         9.125%    12/15/2006       $522,800
    100,000   Avecia Group plc                                                            11.000       7/1/2009         99,500
    150,000   Century Aluminum Company                                                    11.750      4/15/2008        161,250
    100,000   Equistar Chemicals LP                                                       10.125       9/1/2008         95,500
    150,000   Equistar Chemicals LP                                                        8.750      2/15/2009        134,129
     50,000   Ferro Corporation                                                            9.125       1/1/2009         53,726
    200,000   Georgia-Pacific Corporation                                                  9.875      11/1/2021        196,094
     50,000   Georgia-Pacific Corporation                                                  9.500      5/15/2022         48,172
     50,000   Georgia-Pacific Corporation                                                  9.125       7/1/2022         46,793
    100,000   Georgia-Pacific Corporation                                                  8.875      5/15/2031         94,131
    300,000   Hercules, Inc.                                                              11.125     11/15/2007        336,000
    200,000   ISP Chemco, Inc.                                                            10.250       7/1/2011        204,000
     80,000   Longview Fibre Company/2/                                                   10.000      1/15/2009         83,000
    300,000   Lyondell Chemical Company                                                    9.625       5/1/2007        286,500
     50,000   Lyondell Chemical Company                                                    9.500     12/15/2008         46,500
    150,000   Millennium America, Inc.                                                     9.250      6/15/2008        153,000
    100,000   Millennium America, Inc./2/                                                  9.250      6/15/2008        102,000
     50,000   OM Group, Inc.                                                               9.250     12/15/2011         51,750
              Total Basic Materials                                                                                  2,714,845

Capital Goods (4.4%)
------------------------------------------------------------------------------------------------------------------------------------
    200,000   Allied Waste North America, Inc.                                            10.000       8/1/2009        196,516
    200,000   Allied Waste North America, Inc.                                             8.500      12/1/2008        193,000
    100,000   Allied Waste North America, Inc.                                             7.875       1/1/2009         96,000
    250,000   Building Materials Corporation of America                                    7.750      7/15/2005        220,312
    300,000   Compass Minerals Group, Inc.                                                10.000      8/15/2011        316,500
    200,000   Dresser, Inc.                                                                9.375      4/15/2011        202,500
     50,000   Dresser, Inc./2/                                                             9.375      4/15/2011         50,625
     75,000   NMHG Holding Company/2/                                                     10.000      5/15/2009         76,125
    300,000   Tyco International Group SA/6/                                               0.000      2/12/2021        207,000
              Total Capital Goods                                                                                    1,558,578

Communications (22.0%)
------------------------------------------------------------------------------------------------------------------------------------
    250,000   American Cellular Corporation                                                9.500     10/15/2009         45,000
    250,000   American Media Operation, Inc.                                              10.250       5/1/2009        262,500
     75,000    AT&T Corporation/2/                                                          8.000     11/15/2031         58,875
     75,000    AT&T Wireless Services, Inc.                                                 8.125       5/1/2012         61,158
    400,000   British Sky Broadcasting Group plc                                           7.300      10/15/2006       389,099
     90,000   Cadmus Communications Corporation                                            9.750        6/1/2009        91,350
    250,000   CanWest Media, Inc.                                                         10.625       5/15/2011       248,750
    200,000   Charter Communications Holdings LLC                                         10.000        4/1/2009       138,000
    150,000   Charter Communications Holdings LLC                                          8.625        4/1/2009       100,500
    350,000   Charter Communications Holdings LLC                                          8.250        4/1/2007       234,500
    100,000   Crown Castle International Corporation/5/                                    0.000      11/15/2007        67,000
     75,000   CSC Holdings, Inc.                                                           8.125       8/15/2009        62,106
    450,000   CSC Holdings, Inc.                                                           7.625        4/1/2011       362,060
    300,000   EchoStar DBS Corporation                                                     9.250        2/1/2006       276,000
    300,000   Flag, Ltd./3/                                                                8.250       1/30/2008        27,000
    300,000   Fox Sports Networks LLC                                                      8.875       8/15/2007       309,000
    100,000   France Telecom SA                                                            8.500        3/1/2031        88,452
    100,000   France Telecom SA                                                            7.750        3/1/2011        91,308
    200,000   Garden State Newspapers, Inc.                                                8.625        7/1/2011       195,000
    100,000   Hollinger International Publishing                                           9.250        2/1/2006       103,000
    225,000   Hollinger International Publishing, Inc.                                     9.250       3/15/2007       231,750
    100,000   MasTec, Inc.                                                                 7.750        2/1/2008        91,000
    570,000   MCI WorldCom, Inc.                                                           6.950       8/15/2028        85,500
    250,000   Mediacom Broadband LLC                                                      11.000       7/15/2013       233,750
    100,000   Nextel Communications, Inc./5/                                               0.000       9/15/2007        54,500
    250,000   Panamsat Corporation/2/                                                      8.500        2/1/2012       230,000
    600,000   Price Communications Wireless, Inc.                                          9.125      12/15/2006       624,750
    100,000   PRIMEDIA, Inc.                                                               8.875       5/15/2011        75,000
    250,000   Quebecor Media, Inc.                                                        11.125       7/15/2011       246,250
    100,000   Qwest Capital Funding, Inc.                                                  7.900       8/15/2010        56,500
     50,000   Qwest Capital Funding, Inc.                                                  7.750       2/15/2031        26,000
    600,000   Qwest Capital Funding, Inc.                                                  7.250       2/15/2011       336,000
    100,000   Qwest Capital Funding, Inc.                                                  7.000        8/3/2009        55,500
    100,000   Qwest Communications International, Inc.                                     7.500       11/1/2008        60,500
    100,000   Qwest Corporation/2/                                                         8.875       3/15/2012        89,000
    250,000   Renaissance Media Group LLC/5/                                               0.000       4/15/2008       187,500
    400,000   Rogers Cantel, Inc.                                                          9.375        6/1/2008       276,000
    100,000   Rogers Communications, Inc.                                                  8.875       7/15/2007        91,000
    190,000   Rural Cellular Corporation                                                   9.625       5/15/2008        87,400
     75,000   Sinclair Broadcast Group, Inc.                                               9.000       7/15/2007        75,000
    280,000   Sprint Capital Corporation                                                   6.875      11/15/2028       175,261
     50,000   Sprint Capital Corporation                                                   6.125      11/15/2008        38,261
    350,000   Sprint Capital Corporation/2/                                                8.750       3/15/2032       263,223
    130,000   Sprint Capital Corporation/2/                                                8.375       3/15/2012       107,699
     55,000   TeleCorp PCS, Inc.                                                          10.625      7/15/2010         51,425
    125,000   Time Warner Telecom, Inc.                                                   10.125       2/1/2011         58,750
    168,000   Tritel PCS, Inc.                                                            10.375      1/15/2011        152,880
    100,000   TSI Telecommunication Services, Inc./2/                                     12.750       2/1/2009         97,000
    125,000   US Unwired, Inc./5/                                                          0.000      11/1/2009         30,000
    625,000   WorldCom, Inc.                                                               8.250      5/15/2031         93,750
    360,000   Young Broadcasting, Inc.                                                    10.000       3/1/2011        318,600
              Total Communications                                                                                   7,810,407

Consumer Cyclical (10.9%)
------------------------------------------------------------------------------------------------------------------------------------
    150,000   Argosy Gaming Company                                                        9.000       9/1/2011        153,937
     50,000   Boyd Gaming Corporation/2/                                                   8.750      4/15/2012         50,250
    100,000   Circus &Eldorado Joint Venture/Silver Legacy Capital Corporation/2/        10.125       3/1/2012        102,000
    100,000   Dura Operating Corporation/2/                                                8.625      4/15/2012        100,500
    350,000   Extended Stay America, Inc.                                                  9.875      6/15/2011        357,000
    250,000   Forest City Enterprises, Inc.                                                8.500      3/15/2008        255,000
    100,000   Harrah's Operating Company, Inc.                                             7.875     12/15/2005        102,750
    290,000   HMH Properties, Inc.                                                         7.875       8/1/2005        282,750
    350,000   Horseshoe Gaming Holding Corporation                                         8.625      5/15/2009        356,125
    100,000   ITT Corporation                                                              6.750     11/15/2005         98,807
    250,000   Mandalay Resort Group                                                        7.000     11/15/2036        241,107
    100,000   Mandalay Resort Group                                                        6.700     11/15/2096        100,410
     50,000   Mandalay Resort Group                                                        9.375      2/15/2010         51,750
    150,000   MGM Mirage, Inc.                                                             9.750       6/1/2007        158,250
    350,000   Mirage Resorts, Inc.                                                         7.250     10/15/2006        358,580
     75,000   Mirage Resorts, Inc.                                                         6.750       2/1/2008         74,538
    150,000   Park Place Entertainment Corporation                                         8.875      9/15/2008        154,687
    100,000   Park Place Entertainment Corporation                                         7.875     12/15/2005        100,250
    250,000   R.H. Donnelley, Inc.                                                         9.125       6/1/2008        258,750
    350,000   Service Corporation International Notes                                      6.875      10/1/2007        317,625
    200,000   Station Casinos, Inc.                                                        8.875      12/1/2008        203,000
              Total Consumer Cyclical                                                                                3,878,066

Consumer Noncyclicals (6.6%)
------------------------------------------------------------------------------------------------------------------------------------
    100,000   Armkel Finance, Inc.                                                         9.500      8/15/2009        104,000
    250,000   Beverly Enterprises, Inc.                                                    9.000      2/15/2006        250,312
    100,000   Constellation Brands, Inc.                                                   8.500       3/1/2009        103,000
    150,000   DaVita Total Renal Care Holdings, Inc.                                       7.000      5/15/2009        147,000
     50,000   Dimon, Inc.                                                                  9.625     10/15/2011         52,375
    200,000   Extendicare Health Services, Inc.                                            9.350      12/15/2007       186,000
    100,000   Foamex L.P. Capital Corporation/2/                                          10.750        4/1/2009       102,000
    100,000   HEALTHSOUTH Corporation                                                      8.500        2/1/2008       105,000
    200,000   HEALTHSOUTH Corporation                                                      7.000       6/15/2008       197,000
     75,000   Ingles Markets, Inc.                                                         8.875       12/1/2011        74,625
     75,000   Johnsondiversey, Inc./2/                                                     9.625       5/15/2012        78,375
    150,000   Mail-Well, Inc./2/                                                           9.625       3/15/2012       150,750
    175,000   PacifiCare Health Systems, Inc./2/                                          10.750        6/1/2009       179,156
    150,000   Physician Sales &Service, Inc.                                              8.500       10/1/2007       150,375
    100,000   Rotech Healthcare, Inc./2/                                                   9.500        4/1/2012       102,000
     90,000   Roundy's, Inc./2/                                                            8.875       6/15/2012        89,775
    450,000   Solectron Corporation/7/                                                     0.000        5/8/2020       262,125
              Total Consumer Noncyclicals                                                                            2,333,868

Energy (6.8%)
------------------------------------------------------------------------------------------------------------------------------------
    150,000   Amerigas Partners, L.P./2/                                                   8.830       4/19/2010       156,164
    100,000   Calpine Corporation                                                          8.625       8/15/2010        65,000
     10,000   Calpine Corporation                                                          8.500       2/15/2011         6,700
    400,000   Calpine Corporation                                                          7.625       4/15/2006       276,000
    250,000   Chesapeake Energy Corporation                                                8.500       3/15/2012       248,750
     50,000   Giant Industries, Inc./2/                                                   11.000       5/15/2012        44,000
     75,000   Hanover Equipment Trust Series 2001 Class A2                                 8.500        9/1/2008        69,375
    150,000   Newpark Resources, Inc.                                                      8.625      12/15/2007       144,750
    500,000   Pride International, Inc.                                                    9.375        5/1/2007       521,250
    100,000   Pride International, Inc./6/                                                 0.000       4/24/2018        46,750
    150,000   SESI LLC                                                                     8.875       5/15/2011       151,500
     45,446   South Point Energy Center LLC/ Broad River
              Energy LLC/Rockgen Energy LLC/2/                                             8.400       5/30/2012        35,447
    100,000   Tesoro Escrow Corporation/2/                                                 9.625        4/1/2012        91,500
     50,000   Tesoro Petroleum Corporation                                                 9.625       11/1/2008        46,250
      2,491   TransTexas Gas Corporation                                                  15.000       3/15/2005           959
    149,000   Vintage Petroleum, Inc.                                                      9.000      12/15/2005       147,510
    250,000   Vintage Petroleum, Inc./2/                                                   8.250        5/1/2012       245,625
    100,000   Western Resources, Inc./2/                                                   7.875        5/1/2007        99,331
              Total Energy                                                                                           2,396,861

Finance (6.7%)
------------------------------------------------------------------------------------------------------------------------------------
    250,000   Bluewater Finance, Ltd./2/                                                  10.250       2/15/2012       247,500
    300,000   Burns Philp Treasury Europe                                                  5.500       4/30/2004       295,500
    300,000   Cedar Brakes II LLC/2/                                                       9.875       9/1/2013        306,420
    200,000   Elan Finance Corporation, Ltd./6/                                            0.000     12/14/2018         91,250
    525,000   FINOVA Group, Inc.                                                           7.500     11/15/2009        173,250
    200,000   Gemstone Investor, Ltd./2/                                                   7.710     10/31/2004        194,929
    700,000   Golden State Bancorp, Inc.                                                   7.125       8/1/2005        747,590
     50,000   H&E Equipment Services/2/                                                   11.125      6/15/2012         47,500
     81,952   JET Equipment TST Series 1995 Class A2                                       7.630      2/15/2015         70,084
    100,000   Pemex Master Trust/2/                                                        8.000     11/15/2011         98,500
    100,000   Ventas Realty LP Capital Corporation/2/                                      8.750       5/1/2009        101,000
              Total Finance                                                                                          2,373,523

Non Corporate (3.1%)
------------------------------------------------------------------------------------------------------------------------------------
    615,705   Brazilian Government International Bond                                      8.000      4/15/2014        384,046
    416,000   Brazilian Government International Bond                                      3.063      4/15/2006        327,600
    250,000   Mexico Government International Bond                                         8.300      8/15/2031        243,125
    175,000   Peru Government International Bond                                           9.125      2/21/2012        156,625
              Total Non Corporate                                                                                    1,111,396

Technology (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
    100,000   Fisher Scientific International, Inc.                                        9.000       2/1/2008        102,250
    150,000   Fisher Scientific International, Inc.                                        9.000       2/1/2008        153,375
              Total Technology                                                                                         255,625

Transportation (1.8%)
------------------------------------------------------------------------------------------------------------------------------------
    100,000   Continental Airlines, Inc. Series 2001-1                                     7.373     12/15/2015         99,192
     75,000   Dunlop Standard Aerospace Holdings plc                                      11.875      5/15/2009         79,125
     75,000   JET Equipment TST Series 1995/2/                                            10.000      6/15/2012         59,209
    100,000   TXU Corporation - Pinnacle Partners/2/                                       8.830      8/15/2004        101,544
    100,000   United Air Lines, Inc. Series 2000-1                                         7.730       7/1/2010         94,115
    150,000   United Air Lines, Inc. Series 2001-1                                         6.602       9/1/2013        133,005
     93,888   US Airways Pass Through Trust Company Series 99-1                            8.360      7/20/2020         89,847
              Total Transportation                                                                                     656,037

Utilities (10.5%)
------------------------------------------------------------------------------------------------------------------------------------
    350,000   AES Corporation                                                              9.500       6/1/2009        231,000
    150,000   AmeriGas Eagle Finance Corporation                                          10.000      4/15/2006        159,000
     75,000   BRL Universal Equipment Corporation                                          8.875      2/15/2008         74,250
    150,000   Calpine Canada Energy Finance ULC                                            8.500       5/1/2008        102,750
    500,000   CMS Energy Corporation                                                       7.500      1/15/2009        345,000
    150,000   Deutsche Telekom International Finance                                       8.250      6/15/2030        139,441
     50,000   Deutsche Telekom International Finance                                       8.000      6/15/2010         49,783
    100,000   Dynegy Holdings, Inc.                                                        8.750      2/15/2012         74,500
     80,000   Dynegy Holdings, Inc.                                                        6.875       4/1/2011         55,200
    200,000   EL Paso Corporation                                                          7.750      1/15/2032        185,468
    300,000   Ferrellgas Partners, L.P                                                     9.375      6/15/2006        309,000
     75,000   Ipalco Enterprises, Inc.                                                     7.625     11/14/2011         68,443
    250,000   L-3 Communications Corporation                                              10.375       5/1/2007        262,812
    250,000   Leviathan Finance Corporation                                               10.375       6/1/2009        265,000
    150,000   Mission Energy Holding Company                                              13.500      7/15/2008        150,750
    120,000   PSEG Energy Holdings, Inc.                                                  10.000      10/1/2009        120,727
    401,496   Rocky River Private Placement/4/                                             8.810      4/14/2007        440,534
    300,000   WCG Note Trust/WCG Note Corporation/2/                                       8.250      3/15/2004        277,595
    100,000   Williams Communications Group, Inc./3/                                      10.875      10/1/2009          8,250
    200,000   Williams Companies, Inc./2/                                                  8.125      3/15/2012        167,746
     50,000   Williams Companies, Inc.                                                     7.875       9/1/2021         39,866
    100,000   Williams Companies, Inc.                                                     7.750      6/15/2031         73,295
    100,000   Williams Companies, Inc.                                                     7.625      7/15/2019         78,717
     50,000   Williams Companies, Inc.                                                     7.500      1/15/2031         35,907
              Total Utilities                                                                                        3,715,034

------------------------------------------------------------------------------------------------------------------------------------
              Total Long-Term Fixed Income Investments
              (amortized cost basis $31,623,973)                                                                    28,804,240
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Market
     Shares   Common Stocks (0.0%)                                                                                       Value
------------------------------------------------------------------------------------------------------------------------------------
        278   Orion Refining Corporation/*/                                                                                 $0
          1   Pathmark Stores, Inc./*/                                                                                      19
        308    TransTexas Gas Corporation                                                                                  185
------------------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks
              (cost basis $10,056)                                                                                         204
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Market
     Shares   Preferred Stocks (1.8%)                                                                                    Value
------------------------------------------------------------------------------------------------------------------------------------
        700   Fresenius Medical Care Capital Trust II/*/                                                              $630,000
      3,951   TransTexas Gas Corporation                                                                                   198
------------------------------------------------------------------------------------------------------------------------------------
              Total Preferred Stocks
              (cost basis $673,415)                                                                                    630,198

  Principal                                                                               Interest     Maturity        Market
   Amount     Short-Term Investments (15.9%)                                                Rate        Date           Value
------------------------------------------------------------------------------------------------------------------------------------

 $1,000,000   ANZ (Deleware), Inc.                                                         1.770%      8/5/2002       $998,181
    100,000   Calpine Steers Corporation Series 2002-11/2,5/                               7.464      5/27/2003        100,000
    350,000   Case Credit Corporation                                                      6.125      2/15/2003        343,574
  1,300,000   Federal Home Loan Mortgage Corporation Discount Notes                        1.750      7/24/2002      1,298,420
    200,000   Federal National Mortgage Association                                        2.065       9/4/2002        199,231
    656,297   Fidelity Domestic Portfolio Class III                                           N/A           N/A        656,297
    450,000   HEALTHSOUTH Corporation                                                      3.250       4/1/2003        445,500
    250,000   Mail-Well, Inc.                                                              5.000      11/1/2002        243,437
    600,000   Panamsat Corporation                                                         6.000      1/15/2003        593,910
    800,000   Tyco International Group SA                                                  6.875       9/5/2002        776,306
------------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Investments
                                            (amortized cost basis $5,670,844)                                        5,654,856
------------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (98.8%)
                                            (amortized cost basis $37,978,288)                                      35,089,498
------------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (1.2%)                                      414,669

                                            Net Assets: (100.0%)                                                   $35,504,167
------------------------------------------------------------------------------------------------------------------------------------

-------------------------
/*/  Non income-producing security.
/1/  The interest rate reflects the discount rate at the date of purchase.
/2/  144A security.
/3/  Security in default of interest payment (bankrupt).
/4/  Illiquid security valued at fair value.
/5/  Step coupon bond.
/6/  Convertible bond.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                            AAL Bond Index Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio strives for investment  results similar to the total return of the
Lehman Aggregate Bond Index by investing primarily in
bonds and other debt securities comprising the Index.

  Principal                                                                               Interest     Maturity        Market
   Amount     Long Term Fixed-Income Investments (96.4%)                                    Rate        Date           Value
------------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities (4.2%)
   $250,000   American Express Master Trust Series 1998-1 Class A                          5.900%     4/15/2004       $257,919
    250,000   Chase Credit Card Master Trust Series 1997-5 Class A                         6.194      8/15/2005        254,841
    300,000   Citibank Credit Issuance Trust Series 2001-A6 Class A6                       5.650      6/16/2008        313,977
  1,000,000   Citibank Credit Issuance Trust Series 2001-A8 Class A8                       4.100      12/7/2006      1,012,749
    195,100   Countrywide Asset Backed Certificates Series 2001-1 Class AF2                5.846      7/25/2020        195,894
    400,000   Countrywide Asset Backed Certificates Series 2001-1 Class AF4                6.517      1/25/2029        420,103
    900,000   Ford Credit Auto Owner Trust Series 2001-B Class A4                          5.120     10/15/2004        920,846
    112,350   Green Tree Financial Corporation Series 1998-1 Class A6                      6.330      11/1/2029        118,348
    250,000   NationsBank Credit Card Master Trust Series 1993-2 Class A                   6.000     12/15/2005        261,489
    250,000   PECO Energy Transition Trust Series 1999-A Class A6                          6.050       3/1/2009        264,953
     73,793   Residential Asset Securities Corporation Series 2000-KS5 Class AI2           6.935     10/25/2020         73,842
    600,000   Residential Asset Securities Corporation Series 2001-KS3 Class AI2           4.790     10/25/2019        609,846
    442,000   Vanderbilt Mortgage Finance Corporation Series 2000-A Class AI3              7.820      11/7/2017        480,827
              Total Asset Backed Securities                                                                          5,185,634

Basic Materials (1.2%)
------------------------------------------------------------------------------------------------------------------------------------
    300,000   Potash Corporation of Saskatchewan, Inc.                                     7.750      5/31/2011        334,046
    300,000   Praxair, Inc.                                                                6.500       3/1/2008        315,801
    300,000   Praxair, Inc.                                                                6.375       4/1/2012        311,078
    500,000   Weyerhaeuser Company/2/                                                      6.750      3/15/2012        517,758
              Total Basic Materials                                                                                  1,478,683

Capital Goods (1.2%)
------------------------------------------------------------------------------------------------------------------------------------
    600,000   Boeing Capital Corporation                                                   5.650      5/15/2006        619,522
    250,000   Caterpillar, Inc.                                                            9.000      4/15/2006        288,085
    250,000   Hanson plc                                                                   6.750      9/15/2005        264,385
    300,000   Raytheon Company                                                             6.150      11/1/2008        307,926
              Total Capital Goods                                                                                    1,479,918

Commercial Mortgage Backed Securities (2.7%)
------------------------------------------------------------------------------------------------------------------------------------
    222,909   Bear Stearns Commercial Mortgage Securities Series 1999-C1 Class A1          5.910      2/14/2031        232,449
    222,976   Bear Stearns Commercial Mortgage Securities Series 2000-WF2 Class A1         7.110      9/15/2009        240,244
    265,000   CS First Boston Mortgage Securities Corporation Series 1998-C1, Class A1B    6.480      5/17/2040        281,610
    400,000   GMAC Commercial Mortgage Securities, Inc. Series 1999-C1 Class A2            6.175      5/15/2033        419,813
    783,349   Morgan Stanley Capital I, Inc. Series 1998-WF1 Class A1                      6.250      3/15/2030        820,425
    500,000   Morgan Stanley Capital I, Inc. Series 1998-WF1 Class A2                      6.550      3/15/2030        535,719
    359,868   Morgan Stanley Capital I, Inc. Series 1999-FNV1 Class A1                     6.120      3/15/2031        377,586
    450,000   Nationslink Funding Corporation Series 1999-1 Class A2                       6.316     11/20/2008        476,088
              Total Commercial Mortgage Backed Securities                                                            3,383,934

Communications (2.3%)
------------------------------------------------------------------------------------------------------------------------------------
    400,000   Cingular Wireless, Inc./2/                                                   6.500     12/15/2011        372,474
    550,000   Clear Channel Communications, Inc.                                           7.875      6/15/2005        578,671
    500,000   Lenfest Communications, Inc.                                                 7.625      2/15/2008        514,834
    250,000   Pacific Bell                                                                 7.125      3/15/2026        263,417
    400,000   SBC Communications                                                           5.875       2/1/2012        399,398
    300,000   Sprint Capital Corporation                                                   7.125      1/30/2006        240,057
    500,000   Verizon Global Funding Corporation                                           7.750      12/1/2030        482,211
              Total Communications                                                                                   2,851,062

Consumer Cyclical (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
    400,000   AOL Time Warner, Inc.                                                        7.625      4/15/2031        350,243
    500,000   Ford Motor Credit Company                                                    6.500      1/25/2007        500,456
    600,000   General Motors Acceptance Corporation                                        8.000      11/1/2031        613,649
    560,000   Target Corporation                                                           6.350      1/15/2011        588,170
              Total Consumer Cyclical                                                                                2,052,518

Consumer Noncyclicals (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
    300,000   ConAgra Foods, Inc.                                                          6.000      9/15/2006        311,673
    400,000   General Mills, Inc.                                                          6.000      2/15/2012        396,233
    300,000   H. J. Heinz Company/2/                                                       6.000      3/15/2012        301,496
    250,000   Kimberly-Clark Corporation                                                   6.375       1/1/2028        250,155
    305,000   Safeway, Inc.                                                                7.500      9/15/2009        336,709
    400,000   Tenet Healthcare Corporation                                                 6.375      12/1/2011        404,906
              Total Consumer Noncyclicals                                                                            2,001,172

Energy (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
    500,000   Anadarko Finance Company                                                     6.750       5/1/2011        523,193
    500,000   Burlington Resources, Inc./2/                                                6.500      12/1/2011        513,046
    300,000   Marathon Oil Corporation                                                     6.800      3/15/2032        289,946
              Total Energy                                                                                           1,326,185

------------------------------------------------------------------------------------------------------------------------------------
Finance (6.4%)
   $310,000   Allstate Corporation                                                         7.200%     12/1/2009       $340,972
    500,000   American General Finance Corporation                                         5.750      3/15/2007        517,398
    250,000   Associates Corporation of North America                                      6.250      11/1/2008        262,562
    250,000   Avalon Properties, Inc.                                                      6.625      1/15/2005        260,647
    200,000   Avalonbay Communities, Inc.                                                  6.500      1/15/2005        210,215
    600,000   BB&T Corporation                                                             6.500       8/1/2011        627,672
    500,000   Cabot Industrial Properties, L.P.                                            7.125       5/1/2004        518,048
    500,000   Citigroup, Inc.                                                              7.250      10/1/2010        544,245
    250,000   Commercial Credit Company                                                    6.625     11/15/2006        268,985
    400,000   Countrywide Home Loans, Inc.                                                 5.500       8/1/2006        408,873
    250,000   EOP Operating, L.P.                                                          6.625      2/15/2005        261,554
    500,000   First Union National Bank                                                    7.800      8/18/2010        559,649
    300,000   Heller Financial, Inc.                                                       7.375      11/1/2009        328,666
    300,000   Lehman Brothers Holdings, Inc.                                               6.250      5/15/2006        312,360
    300,000   Mack-Cali Realty Corporation                                                 7.000      3/15/2004        313,649
    250,000   Merrill Lynch &Company, Inc.                                                6.000      2/17/2009        254,200
    500,000   Morgan Stanley Dean Witter &Company                                         5.800       4/1/2007        512,784
    300,000   NationsBank Corporation                                                      7.250     10/15/2025        317,331
    300,000   PNC Funding Corporation                                                      6.875      7/15/2007        320,801
    600,000   ProLogis Trust                                                               7.000      10/1/2003        621,144
    250,000   Wells Fargo &Company                                                        7.250      8/24/2005        272,308
              Total Finance                                                                                          8,034,063

Non Corporate (2.8%)
------------------------------------------------------------------------------------------------------------------------------------
    250,000   African Development Bank                                                     6.875     10/15/2015        268,732
    350,000   Canadian Government                                                          5.250      11/5/2008        361,198
    500,000   Export-Import Bank of Korea                                                  6.500     11/15/2006        528,857
    400,000   International Bank for Reconstruction and Development                        5.000      3/28/2006        415,875
    250,000   Province of Nova Scotia Debentures                                           7.250      7/27/2013        284,225
    250,000   Province of Ontario                                                          6.000      2/21/2006        266,216
    300,000   Province of Quebec                                                           7.500      7/15/2023        337,097
    500,000   Republic of Italy                                                            6.000      2/22/2011        526,265
    400,000   United Mexican States                                                       10.375      2/17/2009        457,400
              Total Non Corporate                                                                                    3,445,865

Pass Through Securities (34.0%)
------------------------------------------------------------------------------------------------------------------------------------
     76,633   Federal Home Loan Mortgage Corporation Gold 15-Yr Pass Through               7.500      12/1/2009         81,339
    984,407   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       1/1/2015      1,042,208
    186,358   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000      10/1/2014        196,167
     36,386   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       1/1/2011         38,416
  1,057,009   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500      10/1/2016      1,097,171
    326,888   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       3/1/2016        339,595
    100,706   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       1/1/2013        105,026
    127,963   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500      10/1/2012        133,556
    662,925   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       9/1/2016        677,593
    327,191   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014        336,918
    150,504   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       9/1/2013        154,978
    555,418   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       7/1/2016        557,201
    344,643   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       3/1/2014        350,380
    597,715   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.000       5/1/2017        588,055
    980,350   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.000       2/1/2017        962,764
     60,656   Federal Home Loan Mortgage Corporation Gold 30-Yr Pass Through               7.500       7/1/2027         64,026
    137,805   Federal Home Loan Mortgage Corporation Gold 30-Yr Pass Through               6.500       7/1/2028        141,262
    193,853   Federal Home Loan Mortgage Corporation Gold 30-Yr Pass Through               6.000       8/1/2028        195,118
     94,235   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500      11/1/2025        101,332
    337,351   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       5/1/2027        361,144
     31,581   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       1/1/2026         33,809
    294,024   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2029        309,041
    307,874   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      10/1/2029        323,599
     58,508   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      10/1/2027         61,682
     36,519   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       8/1/2025         38,592
    396,225   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2031        410,849
    365,570   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2031        379,063
    382,645   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2031        396,768
    271,436   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       2/1/2031        281,459
    280,449   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       7/1/2029        290,956
    102,098   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2028        106,013
    201,380   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       8/1/2027        209,259
     87,119   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       4/1/2027         90,527
     46,323   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2026         48,172
    110,363   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2024        115,022
    999,216   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2017      1,036,110
  1,464,909   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2032      1,496,624
    903,652   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      10/1/2031        923,215
    464,735   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2031        474,796
    438,816   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2031        448,316
    559,412   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2031        571,523
    341,524   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029        349,490
    157,344   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       2/1/2029        161,291
    153,314   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      12/1/2028        157,160
    169,001   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      10/1/2028        173,240
     94,407   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2024         97,132
    494,692   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       1/1/2032        494,286
    704,483   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       7/1/2031        703,904
    808,057   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       6/1/2031        807,392
    400,206   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       3/1/2029        402,404
    594,742   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       6/1/2016        607,902
     43,503   Federal National Mortgage Association Conventional 15-Yr. Pass Through       8.000       7/1/2012         46,342
     47,957   Federal National Mortgage Association Conventional 15-Yr. Pass Through       7.500       7/1/2011         50,904
     14,922   Federal National Mortgage Association Conventional 15-Yr. Pass Through       7.000       9/1/2012         15,710
    138,998   Federal National Mortgage Association Conventional 15-Yr Pass Through        6.500       6/1/2013        144,948
    104,706   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.500      12/1/2012        109,274
    293,794   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.000      12/1/2013        302,410
     67,980   Federal National Mortgage Association Conventional 15-Yr. Pass Through       6.000       4/1/2011         70,273
     36,536   Federal National Mortgage Association Conventional 30-Yr. Pass Through      10.500       8/1/2020         41,068
     48,204   Federal National Mortgage Association Conventional 30-Yr. Pass Through       9.000      11/1/2027         52,717
     24,216   Federal National Mortgage Association Conventional 30-Yr. Pass Through       9.000       2/1/2025         26,483
     26,856   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.500      12/1/2025         28,924
    124,482   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000       4/1/2030        132,196
     35,201   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000       9/1/2026         37,665
     62,395   Federal National Mortgage Association Conventional 30-Yr. Pass Through       8.000      12/1/2024         66,917
    166,481   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500      12/1/2030        174,804
    240,003   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500      12/1/2029        252,095
    254,354   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       8/1/2029        267,168
    575,540   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500      11/1/2028        607,080
  1,040,901   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       2/1/2028      1,096,587
     81,793   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500      11/1/2027         86,169
     32,605   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       2/1/2027         34,392
     63,082   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.500       1/1/2026         66,614
    210,749   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      10/1/2029        218,615
    291,414   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       3/1/2029        302,291
     98,999   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      12/1/2028        102,783
    161,298   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      10/1/2028        167,461
     60,761   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       1/1/2028         63,127
     67,928   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       3/1/2027         70,632
    102,855   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000       2/1/2026        106,949
     76,765   Federal National Mortgage Association Conventional 30-Yr. Pass Through       7.000      10/1/2025         79,865
  1,300,000   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2032      1,327,256
    995,323   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       4/1/2032      1,016,191
    537,976   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       5/1/2031        549,322
    555,702   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       5/1/2031        567,421
    282,421   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       8/1/2029        288,842
    868,563   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2029        888,309
    375,192   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       7/1/2029        383,722
    656,221   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       4/1/2029        671,139
    156,967   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       2/1/2029        160,776
    110,825   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500      10/1/2028        113,514
    133,053   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       9/1/2028        136,281
    145,047   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       8/1/2027        148,707
    103,748   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500       5/1/2026        106,490
    333,452   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.500      11/1/2025        342,889
    923,373   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       5/1/2031        922,284
    375,829   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       3/1/2029        378,141
    358,614   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000      12/1/2028        360,820
  1,141,264   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000      10/1/2028      1,148,285
    165,962   Federal National Mortgage Association Conventional 30-Yr. Pass Through       6.000       5/1/2028        166,983
    165,908   Government National Mortgage Association 15-Yr. Pass Through                 7.000      9/15/2013        175,855
     65,720   Government National Mortgage Association 15-Yr. Pass Through                 6.500      6/15/2009         69,226
    240,871   Government National Mortgage Association 30 Yr. Pass Through                 7.500     11/15/2028        254,929
    170,974   Government National Mortgage Association 30-Yr Pass Through                  6.500     12/15/2028        175,338
    158,995   Government National Mortgage Association 30-Yr Pass Through                  6.500      7/15/2028        163,053
     29,857   Government National Mortgage Association 30-Yr. Pass Through                 9.000      9/15/2024         32,773
     29,421   Government National Mortgage Association 30-Yr. Pass Through                 8.500     12/15/2026         31,727
    350,193   Government National Mortgage Association 30-Yr. Pass Through                 8.000     10/15/2030        373,047
    217,695   Government National Mortgage Association 30-Yr. Pass Through                 8.000      4/15/2028        232,159
     69,164   Government National Mortgage Association 30-Yr. Pass Through                 8.000     10/15/2026         73,911
     46,236   Government National Mortgage Association 30-Yr. Pass Through                 8.000      9/15/2026         49,410
    226,432   Government National Mortgage Association 30-Yr. Pass Through                 8.000      7/15/2026        241,973
     42,785   Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/15/2025         45,780
    338,914   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2031        357,944
     67,516   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2027         71,553
     58,853   Government National Mortgage Association 30-Yr. Pass Through                 7.500      3/15/2027         62,372
     62,877   Government National Mortgage Association 30-Yr. Pass Through                 7.500      3/15/2023         66,896
    572,553   Government National Mortgage Association 30-Yr. Pass Through                 7.000      9/15/2031        595,715
    497,652   Government National Mortgage Association 30-Yr. Pass Through                 7.000      9/15/2031        517,784
    339,550   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2031        353,286
    134,623   Government National Mortgage Association 30-Yr. Pass Through                 7.000      8/15/2028        140,156
    124,289   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2028        129,397
    145,717   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027        151,876
    320,444   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027        333,988
     79,583   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2024         83,290
  1,347,317   Government National Mortgage Association 30-Yr. Pass Through                 6.500      4/15/2032      1,377,315
    609,577   Government National Mortgage Association 30-Yr. Pass Through                 6.500      7/15/2031        623,206
    920,167   Government National Mortgage Association 30-Yr. Pass Through                 6.500      6/15/2031        940,739
    356,523   Government National Mortgage Association 30-Yr. Pass Through                 6.500      4/15/2029        365,296
    278,390   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2029        285,240
    157,984   Government National Mortgage Association 30-Yr. Pass Through                 6.000      5/15/2026        159,097
              Total Pass Through Securities                                                                         42,558,011

Transportation (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
    373,929   Delta Air Lines, Inc.                                                        6.619      3/18/2011        385,030
    500,000   Union Pacific Corporation                                                    7.000       2/1/2016        534,421
              Total Transportation                                                                                     919,451

U.S. Government Securities (34.5%)
------------------------------------------------------------------------------------------------------------------------------------
    500,000   Federal Home Loan Bank                                                       6.625      8/27/2007        547,539
    250,000   Federal Home Loan Bank                                                       6.500     11/29/2005        271,109
    700,000   Federal Home Loan Bank                                                       5.925       4/9/2008        744,150
    495,000   Federal Home Loan Bank                                                       5.440     10/15/2003        511,674
    600,000   Federal Home Loan Bank                                                       5.250      8/15/2006        623,681
    500,000   Federal Home Loan Mortgage Corporation                                       7.100      4/10/2007        558,306
    500,000   Federal Home Loan Mortgage Corporation                                       7.000      7/15/2005        547,523
    500,000   Federal Home Loan Mortgage Corporation                                       6.750      5/30/2006        548,033
  1,050,000   Federal Home Loan Mortgage Corporation                                       6.000      6/15/2011      1,099,203
    500,000   Federal Home Loan Mortgage Corporation                                       5.750      7/15/2003        518,524
    600,000   Federal National Mortgage Association                                        6.500      8/15/2004        640,510
    100,000   Federal National Mortgage Association                                        6.250      5/15/2029         99,892
    350,000   Federal National Mortgage Association                                        6.250       2/1/2011        367,906
    500,000   Federal National Mortgage Association                                        6.000      5/15/2008        532,779
    500,000   Federal National Mortgage Association                                        5.960      9/11/2028        486,763
    200,000   Federal National Mortgage Association                                        5.625      5/14/2004        209,505
    700,000   Federal National Mortgage Association                                        5.500       5/2/2006        735,303
    300,000   Federal National Mortgage Association                                        5.250      1/15/2009        306,422
    500,000   Federal National Mortgage Association                                        4.750     11/14/2003        515,448
  1,000,000   Federal National Mortgage Association                                        3.875      3/15/2005      1,009,120
    700,000   Freddie Mac                                                                  5.750      4/15/2008        738,281
    200,000   Resolution Funding Corporation                                               8.125     10/15/2019        246,798
    250,000   Tennessee Valley Authority                                                   6.000      3/15/2013        259,677
    250,000   U.S. Treasury Bonds                                                         10.375     11/15/2012        321,318
    400,000   U.S. Treasury Bonds                                                          8.875      2/15/2019        544,050
    350,000   U.S. Treasury Bonds                                                          8.750      5/15/2017        466,993
    250,000   U.S. Treasury Bonds                                                          8.125      8/15/2021        322,612
    445,000   U.S. Treasury Bonds                                                          8.125      5/15/2021        573,762
    475,000   U.S. Treasury Bonds                                                          8.125      8/15/2019        608,425
    290,000   U.S. Treasury Bonds                                                          7.625     11/15/2022        358,937
    260,000   U.S. Treasury Bonds                                                          7.500     11/15/2024        320,040
    300,000   U.S. Treasury Bonds                                                          7.500     11/15/2016        361,033
    850,000   U.S. Treasury Bonds                                                          6.875      8/15/2025        979,654
    300,000   U.S. Treasury Bonds                                                          6.750      8/15/2026        341,484
    465,000   U.S. Treasury Bonds                                                          6.625      2/15/2027        522,106
    500,000   U.S. Treasury Bonds                                                          6.375      8/15/2027        545,288
    500,000   U.S. Treasury Bonds                                                          6.250      8/15/2023        535,713
  1,250,000   U.S. Treasury Bonds                                                          6.125      8/15/2029      1,327,572
    700,000   U.S. Treasury Bonds                                                          5.500      8/15/2028        681,531
    475,000   U.S. Treasury Notes                                                          7.875     11/15/2004        526,404
    460,000   U.S. Treasury Notes                                                          7.500      2/15/2005        509,234
  1,000,000   U.S. Treasury Notes                                                          7.250      8/15/2004      1,087,655
    575,000   U.S. Treasury Notes                                                          7.250      5/15/2004        621,931
    400,000   U.S. Treasury Notes                                                          6.750      5/15/2005        436,562
    700,000   U.S. Treasury Notes                                                          6.500     10/15/2006        770,605
  1,165,000   U.S. Treasury Notes                                                          6.500      8/15/2005      1,268,756
    800,000   U.S. Treasury Notes                                                          6.000      8/15/2009        869,030
    550,000   U.S. Treasury Notes                                                          5.875      2/15/2004        578,749
  1,100,000   U.S. Treasury Notes                                                          5.750     11/15/2005      1,173,906
  1,100,000   U.S. Treasury Notes                                                          5.500      5/15/2009      1,163,765
    300,000   U.S. Treasury Notes                                                          5.250      8/15/2003        310,382
    500,000   U.S. Treasury Notes                                                          5.000      2/15/2011        508,462
    500,000   U.S. Treasury Notes                                                          4.875      2/15/2012        501,875
    750,000   U.S. Treasury Notes                                                          4.625      5/15/2006        772,500
    500,000   U.S. Treasury Notes                                                          3.625      3/31/2004        507,729
  6,000,000   U.S. Treasury Notes                                                          3.500     11/15/2006      5,893,128
  4,200,000   U.S. Treasury Notes                                                          3.375      4/30/2004      4,244,306
    500,000   U.S. Treasury Notes                                                          3.250      5/31/2004        503,827
              Total U.S. Government Securities                                                                      43,177,470

Utilities (2.1%)
------------------------------------------------------------------------------------------------------------------------------------
    400,000   Arizona Public Service Company                                               6.375     10/15/2011        407,379
    250,000   Columbia Energy Group                                                        7.320     11/28/2010        247,339
    400,000   Commonwealth Edison Company/2/                                               6.150      3/15/2012        411,598
    500,000   El Paso Corporation                                                          7.000      5/15/2011        478,513
    600,000   FirstEnergy Corporation                                                      6.450     11/15/2011        582,537
    400,000   Niagara Mohawk Power Corporation                                             7.750      10/1/2008        448,924
              Total Utilities                                                                                        2,576,290

              Total Long-Term Fixed Income Investments
              (amortized cost basis $117,761,189)                                                                  120,470,256
------------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                              Interest    Maturity       Market
    Amount    Short-Term Investments (4.4%)                                                Rate/1/      Date         Value
------------------------------------------------------------------------------------------------------------------------------------
 $1,540,848   AAL Money Market Portfolio                                                      N/A           N/A     $1,540,848
    300,000   Compaq Computer Corporation                                                  6.200%     5/15/2003        307,169
    500,000   Cox Radio, Inc.                                                              6.250      5/15/2003        505,338
    400,000   Eaglefunding Capital Corporation                                             1.880      7/29/2002        399,373
    415,000   Federal Home Loan Bank                                                       7.250      5/15/2003        433,910
    225,000   Federal National Mortgage Association                                        5.750      4/15/2003        231,333
  2,100,000   Preferred Receivables Funding Corporation                                    1.780       7/9/2002      2,098,962

                                            Total Short-Term Investments
                                            (amortized cost basis $5,491,518)                                        5,516,933
------------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (100.8%)
                                            (amortized cost basis $123,252,707)125,987,189
------------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (-0.8%)                                   (989,811)

                                            Net Assets: (100.0%)                                                  $124,997,378
------------------------------------------------------------------------------------------------------------------------------------

-----------------
/1/  The interest rate reflects the discount rate at the date of purchase.
/2/  144A Securities.

           See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Money Market Portfolio
                  Schedule of Investments as of June 30, 2002

Investment Objective
The Portfolio strives for maximum current income,  while  maintaining  liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.

Principal                                                                       Interest           Maturity          Market
Amount        Short-Term Investments (100.7%)                                  Rate Range/1/      Date Range         Value
------------------------------------------------------------------------------------------------------------------------------------
$ 1,000,000   Abbott Laboratories                                                 1.754%              7/18/2002       $999,076
  2,400,000   Alcon Finance plc                                                  1.992                 7/1/2002      2,399,733
  1,000,000   American Family Financial Services, Inc.                           1.863                11/4/2002        993,422
  1,000,000   American General Finance Corporation                               1.795                7/17/2002        999,105
  1,000,000   American Honda Finance Corporation                                 1.763                7/24/2002        998,778
  1,000,000   Barclays Bank NY plc                                               1.790                9/13/2002      1,000,019
  2,000,000   CXC, Inc.                                                    1.807-2.020     8/21/2002-11/13/2002      1,989,739
  1,000,000   Eaglefunding Capital Corporation                                   1.833                7/16/2002        999,136
  1,158,000   Edison Asset Securitization LLC                                    1.933                10/2/2002      1,152,133
  1,000,000   Enterprise Funding Corporation                                     1.782                 7/9/2002        999,506
  1,500,000   Falcon Asset Securitization Corporation                            1.801                 7/1/2002      1,499,850
    800,000   Federal Agricultural Mortgage Corporation Discount Notes           1.801                 7/3/2002        799,840
  2,078,000   Federal Home Loan Bank Discount Notes                        1.754-1.925     8/14/2002-11/15/2002      2,069,121
  1,200,000   Federal Home Loan Mortgage Corporation Discount Notes        1.755-1.805       7/5/2002-8/28/2002      1,198,385
  3,090,000   Federal National Mortgage Association Discount Notes         1.734-1.787      7/31/2002-8/28/2002      3,083,540
  2,230,000   Gannett Company, Inc.                                        1.754-1.805      7/10/2002-7/29/2002      2,227,751
  2,000,000   Goldman Sachs Group, Inc.                                          1.773                 8/8/2002      1,996,067
  1,000,000   Marsh &McLennan Companies                                         1.746                10/8/2002        995,062
  1,000,000   McGraw-Hill Companies, Inc.                                        1.821                9/17/2002        995,978
  1,000,000   Merrill Lynch &Company, Inc.                                      1.905               10/28/2002        993,648
  1,650,000   Pfizer, Inc.                                                       1.743                7/11/2002      1,649,043
  1,000,000   Preferred Receivables Funding Corporation                          1.793                7/23/2002        998,807
  1,000,000   Private Export Funding Corporation                                 1.948                12/5/2002        991,476
  2,200,000   SBC Communications, Inc.                                     1.775-1.786       7/8/2002-7/18/2002      2,198,529
  1,000,000   Sheffield Receivables Corporation                                  1.792                7/11/2002        999,403
  2,450,000   Shell Finance (UK) plc                                       1.807-1.851      8/21/2002-10/2/2002      2,441,964
  1,000,000   Stadshypotek AB                                                    1.794                 8/7/2002        998,061
  1,000,000   Toyota Motor Credit Corporation                                    1.753                7/15/2002        999,222
  1,000,000   Triple A-1 Funding                                                 1.792                7/22/2002        998,856
  1,000,000   Tulip Funding Corporation                                          1.783                 7/8/2002        999,555
  2,400,000   UBS Finance Corporation                                            1.992                 7/1/2002      2,399,733

Principal                                                                       Interest           Maturity          Market
AmountShort-Term Investments (100.7%)                                         Rate Range/1/       Date Range          Value
------------------------------------------------------------------------------------------------------------------------------------
  1,000,000   USAA Capital Corporation                                           6.900                11/1/2002      1,016,806
  2,400,000   Venture Business Trust                                             2.004                 7/1/2002      2,399,732
  2,200,000   Verizon Network Funding                                      1.773-1.806       7/3/2002-7/31/2002      2,197,883
  1,000,000   Wal-Mart Funding Corporation                                       1.784                7/26/2002        998,665
  1,000,000   Wells Fargo &Company                                              1.753                 8/2/2002        998,347
------------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Investments
                                            (amortized cost basis $51,675,971)                                      51,675,971
------------------------------------------------------------------------------------------------------------------------------------

                                            Total Investments (100.7%)
                                            (amortized cost basis $51,675,971)                                      51,675,971
------------------------------------------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (-0.7%)                                   (360,201)
------------------------------------------------------------------------------------------------------------------------------------

                                            Net Assets: (100.0%)                                                   $51,315,770

---------------------
/1/  The interest  rate shown  reflects  the coupon rate or, for the  securities purchased at a discount, the discount rate at the date of purchase.

          See page 143 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Product Series Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2002

                                                                               Technology       Aggressive         Small Cap
                                                                                  Stock           Growth             Stock
                                                                                Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments in unaffiliated issuers at cost                                   $11,273,516       $9,616,745       $32,091,323
Investments in affiliated issuers at cost                                         326,964                -         1,019,118
Investments at value                                                           $7,923,419       $7,976,332       $32,522,196

Cash                                                                               14,902                -                 -
Dividends and interest receivable                                                   1,604            2,519            11,905
Receivable for investments sold                                                    20,135          270,209            37,195
Receivable for fund shares sold                                                    14,166           10,788            72,072
Receivable for forward contracts                                                       -           240,192                 -
Total Assets                                                                   $7,974,226       $8,500,040       $32,643,368

Liabilities:
Payable for forward contracts                                                           -          250,790                 -
Payable for investments purchased                                                 304,370          261,775             9,499
Income distributions payable                                                            -                -                 -
Payable for fund shares redeemed                                                      699                -                30
Other accrued expenses                                                                  -                -                 -
Investment advisory fees payable                                                    4,514            5,102            17,078
Total Liabilities                                                                $309,583         $517,667           $26,607

Net Assets:
Capital stock (par value and paid-in-capital)                                  12,711,721       11,802,991        32,898,507
Accumulated net investment income (loss)                                          (23,054)           2,465            (7,668)
Accumulated net realized gain/(loss)                                           (1,346,963)      (2,172,072)          314,167
Net unrealized depreciation on investments                                     (3,677,061)      (1,640,413)         (588,245)
Net unrealized depreciation on foreign currency contracts                               -          (10,598)                -
Net unrealized appreciation on currency related transactions                            -                -                 -
Total Net Assets                                                               $7,664,643       $7,982,373       $32,616,761

Total Liabilities &Capital                                                    $7,974,226       $8,500,040       $32,643,368

Capital Shares Outstanding (2 billion shares authorized)                        1,490,667        1,307,925         3,143,596

Net Asset Value Per Share                                                          $5.14            $6.10            $10.38

                                                               Small Cap        Mid Cap        Mid Cap                             Capital         Large Company
                                                                 Index           Stock          Index           International       Growth             Index
                                                               Portfolio       Portfolio      Portfolio           Portfolio       Portfolio          Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments in unaffiliated issuers at cost                    $333,111,751     $30,588,143    $23,435,618       $71,571,317    $73,455,505         $697,648,003
Investments in affiliated issuers at cost                                 -       1,209,671        503,954                 -        592,531                    -
Investments at value                                           $327,120,637     $29,307,965    $23,112,378       $65,087,074    $64,270,116         $636,407,581

Cash                                                               (85,234)               -              -                 -              -            (401,133)
Dividends and interest receivable                                   179,651          25,480         14,175           214,919         72,203              776,797
Receivable for investments sold                                   1,130,225          14,507          3,137           366,092              -            2,543,196
Receivable for fund shares sold                                      76,409          17,841         84,242            10,888        183,191              165,630
Receivable for forward contracts                                          -               -              -           946,980              -                    -
Total Assets                                                   $328,421,688     $29,365,793    $23,213,932       $66,625,953    $64,525,510         $639,492,071

Liabilities:
Payable for forward contracts                                             -               -              -           947,792              -                    -
Payable for investments purchased                                 1,069,508         145,720        319,706           594,633         71,868               17,600
Income distributions payable                                              -               -              -                 -              -                    -
Payable for fund shares redeemed                                        282             102              -           180,829              -              342,718
Other accrued expenses                                               35,222               -              -                 -              -               44,329
Investment advisory fees payable                                     85,206          15,474          5,741            39,534         32,153              161,465
Total Liabilities                                                $1,190,218        $161,296       $325,447        $1,762,788       $104,021             $566,112

Net Assets:
Capital stock (par value and paid-in-capital)                   324,857,464      32,143,005     23,536,663        95,205,246     74,575,889          694,888,018
Accumulated net investment income (loss)                            560,543          47,427         61,528           500,831        154,710            3,914,354
Accumulated net realized gain/(loss)                              7,804,577       (496,086)        117,488      (24,371,863)      (531,190)            1,364,009
Net unrealized depreciation on investments                      (5,991,114)     (2,489,849)      (827,194)       (6,484,243)    (9,777,920)         (61,240,422)
Net unrealized depreciation on foreign currency contracts                 -               -              -             (812)              -                    -
Net unrealized appreciation on currency related                           -               -              -            14,006              -                    -
transactions
Total Net Assets                                               $327,231,470     $29,204,497    $22,888,485       $64,863,165    $64,421,489         $638,925,959

Total Liabilities &Capital                                    $328,421,688     $29,365,793    $23,213,932       $66,625,953    $64,525,510         $639,492,071

Capital Shares Outstanding (2 billion shares authorized)         24,138,633       3,405,425      2,316,350         7,425,723      8,046,723           36,382,791

Net Asset Value Per Share                                            $13.56           $8.58          $9.88             $8.73          $8.01               $17.56

                                                          Equity                      High Yield        Bond         Money
                                                          Income       Balanced          Bond           Index        Market
                                                         Portfolio     Portfolio       Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments in unaffiliated issuers at cost            $21,661,116    $735,763,134   $37,978,288    $121,711,859   $51,675,971
Investments in affiliated issuers at cost                  968,164              -             -        1,540,848             -
Investments at value                                   $20,943,022    $676,121,195   $35,089,498    $125,987,189   $51,675,971

Cash                                                             -           5,518             -          18,312        24,828
Dividends and interest receivable                           25,981       2,964,024       701,420       1,234,852        17,854
Receivable for investments sold                                  -       1,203,401       350,819         317,317             -
Receivable for fund shares sold                             10,176         142,163       169,099         861,523       326,784
Total Assets                                           $20,979,179    $680,436,301   $36,310,836    $128,419,193   $52,045,437

Liabilities:
Payable for investments purchased                          395,295               -       589,235       2,956,549             -
Income distributions payable                                     -               -       189,951               -        59,252
Payable for fund shares redeemed                               177         463,173        16,379               -       656,331
Other accrued expenses                                           -          51,372             -               -             -
Investment advisory fees payable                             6,976         169,283        11,104         465,266        14,084
Total Liabilities                                         $402,448        $683,828      $806,669      $3,421,815      $729,667

Net Assets:
Capital stock (par value and paid-in-capital)           22,928,914     723,013,958    53,007,555     123,362,123    51,315,770
Accumulated net investment income (loss)                   135,975       7,143,142       (18,465)       (217,643)            -
Accumulated net realized gain/(loss)                      (801,900)      9,237,312   (14,596,133)       (881,584)            -
Net unrealized appreciation/(depreciation)
on investments                                          (1,686,258)    (59,641,939)   (2,888,790)      2,734,482             -
Total Net Assets                                       $20,576,731    $679,752,473   $35,504,167    $124,997,378   $51,315,770

Total Liabilities & Capital                            $20,979,179    $680,436,301   $36,310,836    $128,419,193   $52,045,437

Capital Shares Outstanding
(2 billion shares authorized)                            2,395,559      50,476,640     6,153,930      12,124,240    51,315,770

Net Asset Value Per Share                                    $8.59         $13.47          $5.77         $10.31          $1.00

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Product Series Fund, Inc.
Statement of Operations
For the Six-Month Period Ended June 30, 2002

                                                                               Technology       Aggressive         Small Cap
                                                                                  Stock           Growth             Stock
                                                                                Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends - unaffiliated issuers                                                 $5,150           $31,367           $75,096
Dividends - affiliated issuers                                                    2,398                 -             8,456
Interest                                                                            719             6,514             5,965
Foreign dividend withholding                                                          -            (1,140)                -
Total Investment Income (Loss)                                                   $8,267           $36,741           $89,517

Expenses
Adviser fees                                                                     31,285            10,424            97,227
Sub-Adviser fees                                                                      -            22,932                 -
Audit and legal fees                                                              8,049             9,598             8,049
Custody fees                                                                      5,661             2,058            10,345
Administrative service and pricing fees                                          19,966            19,917            20,413
Printing and postage expense                                                        769               790             2,768
Directors' fees and expenses                                                         87                83               217
Total Expenses Before Reimbursement                                             $65,817           $65,802          $139,019

Less Reimbursement from Adviser/1/                                              (34,532)          (32,446)          (41,792)

Total Net Expenses                                                              $31,285           $33,356           $97,227

Net Investment Income (Loss)                                                   $(23,018)           $3,385           $(7,710)

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency
Net realized gains/(losses) on investments                                     (488,359)         (890,854)          135,359
Net realized gains on foreign currency transactions                                   -             2,589                 -
Change in net unrealized appreciation/(depreciation) on investments          (3,149,261)       (1,333,731)       (2,396,689)
Change in net unrealized depreciation on foreign currency                             -           (16,680)                -
Net Realized and Unrealized Losses on Investments
and Foreign Currency                                                        $(3,637,620)      $(2,238,676)      $(2,261,330)

Net Increase/(Decrease) in Net Assets From Operations                       $(3,660,638)      $(2,235,291)      $(2,269,040)

_________________
/1/  Includes  directed  brokerage  credits totaling  $18,036:  Technology Stock
     $2,168, Small Cap Stock $3,356, Mid Cap Stock $2,016, Capital Growth $7,124
     and Equity Income $3,372.

                                                                    Small Cap              Mid Cap           Mid Cap                           Capital         Large Company
                                                                      Index                 Stock             Index        International        Growth             Index
                                                                    Portfolio             Portfolio         Portfolio        Portfolio        Portfolio          Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends - unaffiliated issuers                                   $1,179,493              $126,671        $89,098          $721,867         $322,681          $5,114,308
Dividends - affiliated issuers                                         $7,789                $6,519          2,435                 -            9,723               6,708
Interest                                                                7,017                 1,332             65            24,881            9,728               6,294
Foreign dividend withholding                                                -                     -              -          (82,911)                -                   -
Total Investment Income (Loss)                                      1,194,299              $134,522        $91,598          $663,837         $342,132          $5,127,310

Expenses
Adviser fees                                                          553,650                87,111         30,195           112,037          187,334           1,117,380
Sub-Adviser fees                                                            -                     -              -           135,800                -                   -
Audit and legal fees                                                    9,298                 8,049          7,549            10,348            8,048               9,298
Custody fees                                                           31,658                15,578         15,246            56,538           22,743              22,024
Administrative service and pricing fees                                23,217                20,185         21,804            28,424           20,042              27,887
Printing and postage expense                                           31,736                 2,505          1,803             6,102            5,771              67,953
Directors' fees and expenses                                            3,672                   206            153               738              424               8,480
Total Expenses Before Reimbursement                                  $653,231              $133,634        $76,750          $349,987         $244,362          $1,253,022

Less Reimbursement from Adviser/1/                                          -              (46,523)       (46,555)         (102,150)         (57,028)                   -

Total Net Expenses                                                   $653,231               $87,111        $30,195          $247,837         $187,334          $1,253,022

Net Investment Income (Loss)                                         $541,068               $47,411        $61,403        ($416,000)         $154,798          $3,874,288

Realized and Unrealized Gains/(Losses) on Investments
and Foreign Currency
Net realized gains/(losses) on investments                          6,817,082               354,013         45,104       (6,945,236)        (469,349)         (1,194,921)
Net realized gains on foreign currency transactions                         -                     -              -           132,769                -                   -
Change in net unrealized appreciation/(depreciation) on           (8,357,090)           (2,045,022)    (1,151,242)         4,838,403      (8,458,106)       (101,679,353)
investments
Change in net unrealized depreciation on foreign                            -                     -              -          (95,084)                -                   -
currency
Net Realized and Unrealized Losses on Investments
and Foreign Currency                                             ($1,540,008)          ($1,691,009)   ($1,106,138)      ($2,069,148)     ($8,927,455)      ($102,874,274)

Net Increase/(Decrease) in Net Assets From Operations              ($998,940)          ($1,643,598)   ($1,044,735)      ($1,653,148)     ($8,772,657)       ($98,999,986)

__________________
/1/  Includes  directed  brokerage  credits totaling  $18,036:  Technology Stock
     $2,168, Small Cap Stock $3,356, Mid Cap Stock $2,016, Capital Growth $7,124
     and Equity Income $3,372.

                                                          Equity                      High Yield        Bond         Money
                                                          Income       Balanced          Bond           Index        Market
                                                         Portfolio     Portfolio       Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Investment Income
Dividends - unaffiliated issuers                         $162,024     $2,832,142        $27,562  $             - $          -
Dividends - affiliated issuers                              5,109              -              -          8,989              -
Interest                                                    1,834      8,341,860      1,523,670      3,029,827        494,492
Total Investment Income                                  $168,967    $11,174,002     $1,551,232     $3,038,816       $494,492

Expenses
Adviser fees                                               41,324      1,127,886         25,916        183,606         96,319
Sub-Adviser fees                                                -              -         43,193              -              -
Audit and legal fees                                        8,049          9,549         10,348          9,299          7,549
Custody fees                                                6,106         29,259          3,813          6,800          3,682
Administrative service and pricing fees                    19,985         42,674         25,993         31,294         20,909
Printing and postage expense                                1,862         69,907          3,406         11,022          5,425
Directors' fees and expenses                                  154          8,090            378            958            547
Other expenses                                                  -              -              -              -             38
Total Expenses Before Reimbursement                       $77,480     $1,287,365       $113,047       $242,979       $134,469

Less Reimbursement from Adviser/1/                        (36,156)             -        (43,938)       (59,373)       (38,150)

Total Net Expenses                                        $41,324     $1,287,365        $69,109       $183,606        $96,319

Net Investment Income                                    $127,643     $9,886,637     $1,482,123     $2,855,210       $398,173

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency
Net realized losses on investments                       (426,085)    (5,630,434)    (1,736,713)      (281,366)             -
Change in net unrealized appreciation/(depreciation)
on investments                                         (1,449,395)   (50,893,987)    (1,604,370)     1,165,414              -
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency                      $(1,875,480)  $(56,524,421)   $(3,341,083)      $884,048  $           -

Net Increase/(Decrease) in Net Assets From
Operations                                            $(1,747,837)  $(46,637,784)   $(1,858,960)    $3,739,258       $398,173

____________________
/1/  Includes  directed  brokerage  credits totaling  $18,036:  Technology Stock
     $2,168, Small Cap Stock $3,356, Mid Cap Stock $2,016, Capital Growth $7,124
     and Equity Income $3,372.

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets
For the Six Months Ended June 30, 2002 and for
the Year or Period Ended December 31, 2001

                                                                    Technology                           Aggressive
                                                                       Stock                               Growth
                                                                    Portfolio                             Portfolio
                                                            6/30/2002         12/31/2001/1/       6/30/2002       12/31/2001/1/
---------------------------------------------------------------------------------------------------------------------------------

Operations

Net investment income/(loss)                                 $(23,018)        $(23,152)            $3,385          $17,909
Net realized gains/(losses) on investments                   (488,359)        (858,604)          (890,854)      (1,283,807)
Net realized gains/(losses) on foreign currency transactions        -                -              2,589          (10,430)
Change in net unrealized appreciation/(depreciation)
on investments                                             (3,149,261)        (527,800)        (1,333,731)        (306,682)
Change in net unrealized appreciation/(depreciation)
on foreign currency                                                 -                -            (16,680)           6,082

Net Increase/(Decrease) in Net Assets Resulting
from Operations                                           $(3,660,638)     $(1,409,556)       $(2,235,291)     $(1,576,928)

Distributions to Shareholders

From net investment income                                          -                -                  -           (8,399)
From net realized gains                                             -                -                  -                -
Total Distributions to Shareholders                  $              - $              -   $              -          $(8,399)

Fund Share Transactions

Purchases of fund shares                                    2,966,240       11,094,835          2,018,039       10,730,979
Income dividends reinvested                                         -                -                  -            4,404
Gain distributions reinvested                                       -                -                  -                -
Redemption of fund shares                                    (393,251)        (932,987)          (195,178)        (755,253)
Net Increase in Net Assets from
Fund Share Transactions                                    $2,572,989      $10,161,848         $1,822,861       $9,980,130

Net Increase/(Decrease) in Net Assets                     $(1,087,649)      $8,752,292          $(412,430)      $8,394,803

Net Assets Beginning of Period                             $8,752,292  $              -        $8,394,803  $              -

Net Assets End of Period                                   $7,664,643       $8,752,292         $7,982,373       $8,394,803

Accumulated Net Investment Income/(Loss)                     $(23,054)            $(36)            $2,465            $(920)

______________
/1/ Since Fund inception , March 1, 2001.

                                                                             Small Cap                        Small Cap                         Mid Cap
                                                                               Stock                            Index                            Stock
                                                                             Portfolio                        Portfolio                        Portfolio
                                                                     6/30/2002      12/31/2001/1/     6/30/2002        12/31/2001      6/30/2002      12/31/2001/1/
-------------------------------------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                                             ($7,710)         $16,245          $541,068       $1,208,605        $47,411         $46,077
Net realized gains/(losses) on investments                                135,359         205,490         6,817,082        4,103,200        354,013        -850,248
Net realized gains/(losses) on foreign currency transactions                    -               -                 -                -              -               -
Change in net unrealized appreciation/(depreciation)
on investments                                                        (2,396,689)       1,808,444       (8,357,090)       13,787,409    (2,045,022)       (444,827)
Change in net unrealized appreciation/(depreciation)
on foreign currency                                                             -               -                 -                -              -               -
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                                      ($2,269,040)      $2,030,179        ($998,940)      $19,099,214   ($1,643,598)    ($1,248,998)

Distributions to Shareholders
From net investment income                                                      -        (16,203)                 -      (1,194,661)              -        (45,912)
From net realized gains                                                         -        (26,682)                 -     (19,559,573)              -               -
Total Distributions to Shareholders                                        $    -       ($42,885)           $     -    ($20,754,234)        $     -       ($45,912)

Fund Share Transactions
Purchases of fund shares                                               12,440,087      22,348,820        15,644,466       31,267,915     10,061,684      23,563,633
Income dividends reinvested                                                     -          12,388                 -        1,194,661              -          36,208
Gain distributions reinvested                                                   -          20,400                 -       19,559,573              -               -
Redemption of fund shares                                             (1,236,508)       (686,680)      (11,949,515)     (30,569,385)      (729,018)       (789,502)
Net Increase in Net Assets from                                       $11,203,579     $21,694,928        $3,694,951      $21,452,764     $9,332,666     $22,810,339
Fund Share Transactions

Net Increase/(Decrease) in Net Assets                                  $8,934,539     $23,682,222        $2,696,011      $19,797,744     $7,689,068     $21,515,429

Net Assets Beginning of Period                                        $23,682,222         $     -      $324,535,459     $304,737,715    $21,515,429         $     -

Net Assets End of Period                                              $32,616,761     $23,682,222      $327,231,470     $324,535,459    $29,204,497     $21,515,429

Accumulated Net Investment Income/(Loss)                                 ($7,668)             $42          $560,543          $19,475        $47,427             $16

________________
/1/ Since Fund inception , March 1, 2001.

                                                                     Mid Cap
                                                                       Index                            International
                                                                    Portfolio                             Portfolio
                                                            6/30/2002         12/31/2001/1/       6/30/2002       12/31/2001
---------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                         $61,403          $69,062           $416,000         $509,451
Net realized gains/(losses) on investments                     45,104           93,550         (6,945,236)     (17,489,255)
Net realized gains on foreign currency transactions                 -                -            132,769          839,427
Change in net unrealized appreciation/(depreciation)
on investments                                             (1,151,242)         324,048          4,838,403       (4,349,048)
Change in net unrealized depreciation
on foreign currency                                                 -                -            (95,084)         (85,480)
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                           $(1,044,735)        $486,660        $(1,653,148)    $(20,574,905)

Distributions to Shareholders
From net investment income                                          -          (68,835)                 -       (1,259,616)
From net realized gains                                             -          (21,268)                 -                -
Total Distributions to Shareholders                      $          -         $(90,103)   $             -      $(1,259,616)

Fund Share Transactions
Purchases of fund shares                                   10,232,702       14,233,902          9,005,806       16,178,796
Income dividends reinvested                                         -           21,247                  -        1,070,876
Gain distributions reinvested                                       -            9,792                  -                -
Redemption of fund shares                                    (565,395)        (395,585)        (3,432,774)     (14,052,011)
Net Increase in Net Assets from
Fund Share Transactions                                    $9,667,307      $13,869,356         $5,573,032       $3,197,661

Net Increase/(Decrease) in Net Assets                      $8,622,572      $14,265,913         $3,919,884     $(18,636,860)

Net Assets Beginning of Period                            $14,265,913  $               -      $60,943,281      $79,580,141

Net Assets End of Period                                  $22,888,485      $14,265,913        $64,863,165      $60,943,281

Accumulated Net Investment Income/(Loss)                      $61,528             $125           $500,831          $84,831

_________________
/1/  Since Fund inception, March 1, 2001.

                                                                              Capital                         Large Company                         Equity
                                                                               Growth                             Index                             Income
                                                                             Portfolio                          Portfolio                         Portfolio
                                                                     6/30/2002      12/31/2001/1/     6/30/2002          12/31/2001        6/30/2002     12/31/2001/1/
---------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                                             $154,798        $143,842         $3,874,288         $7,887,355        $127,643       $164,088
Net realized gains/(losses) on investments                              (469,349)        (61,841)        (1,194,921)         25,793,147       (426,085)      (384,741)
Net realized gains/(losses) on foreign currency transactions                    -               -                  -                  -               -              -
Change in net unrealized appreciation/(depreciation)
on investments                                                        (8,458,106)     (1,319,814)      (101,679,353)      (143,853,666)     (1,449,395)      (236,863)
Change in net unrealized appreciation/(depreciation)
on foreign currency                                                             -               -                  -                  -               -              -
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                                      ($8,772,657)    ($1,237,813)      ($98,999,986)     ($110,173,164)    ($1,747,837)     ($457,516)

Distributions to Shareholders
From net investment income                                                      -       (144,010)                  -        (7,852,108)               -      (150,227)
From net realized gains                                                         -               -                  -       (26,194,520)               -              -
Total Distributions to Shareholders                                       $     -      ($144,010)            $     -      ($34,046,628)         $     -     ($150,227)

Fund Share Transactions
Purchases of fund shares                                               23,790,864      54,832,220         20,738,345         58,960,961       5,865,953     18,405,673
Income dividends reinvested                                                     -         127,675                  -          7,852,108               -         97,232
Gain distributions reinvested                                                   -               -                  -         26,194,520               -              -
Redemption of fund shares                                             (2,344,822)     (1,829,968)       (38,252,161)       (98,190,002)       (607,463)      (829,084)
Net Increase in Net Assets from
Fund Share Transactions                                               $21,446,042     $53,129,927      ($17,513,816)       ($5,182,413)      $5,258,490    $17,673,821

Net Increase/(Decrease) in Net Assets                                 $12,673,385     $51,748,104     ($116,513,802)     ($149,402,205)      $3,510,653    $17,066,078

Net Assets Beginning of Period                                        $51,748,104         $     -       $755,439,761       $904,841,966     $17,066,078        $     -

Net Assets End of Period                                              $64,421,489     $51,748,104       $638,925,959       $755,439,761     $20,576,731    $17,066,078

Accumulated Net Investment Income/(Loss)                                 $154,710           ($88)         $3,914,354            $40,066        $135,975         $8,332

____________________
/1/  Since Fund inception , March 1, 2001.

                                                                  Balanced                           High Yield Bond
                                                                    Portfolio                             Portfolio
                                                            6/30/2002         12/31/2001          6/30/2002       12/31/2001
---------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                      $9,886,637      $20,657,818         $1,482,123       $3,131,469
Net realized gains/(losses) on investments                 (5,630,434)      17,752,585         (1,736,713)      (3,325,196)
Change in net unrealized appreciation/(depreciation)
on investments                                            (50,893,987)     (67,010,210)        (1,604,370)         632,359
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                          $(46,637,784)    $(28,599,807)       $(1,858,960)        $438,632

Distributions to Shareholders
From net investment income                                          -      (23,432,996)        (1,457,413)      (3,177,189)
From net realized gains                                             -       (4,071,944)                 -               -
Total Distributions to Shareholders               $                 -     $(27,504,940)       $(1,457,413)     $(3,177,189)

Fund Share Transactions
Purchases of fund shares                                   19,786,109       56,874,947          5,105,303        6,245,120
Income dividends reinvested                                         -       23,432,996            945,413        1,962,569
Gain distributions reinvested                                       -        4,071,944                  -                -
Redemption of fund shares                                 (37,818,786)     (87,439,747)        (1,729,202)      (4,573,468)
Net Increase/(Decrease) in Net Assets from
Fund Share Transactions                                  $(18,032,677)     $(3,059,860)        $4,321,514       $3,634,221

Net Increase/(Decrease) in Net Assets                    $(64,670,461)    $(59,164,607)        $1,005,141         $895,664

Net Assets Beginning of Period                           $744,422,934     $803,587,541        $34,499,026      $33,603,362

Net Assets End of Period                                 $679,752,473     $744,422,934        $35,504,167      $34,499,026

Accumulated Net Investment Income/(Loss)                   $7,143,142      $(2,743,495)          $(18,465)        $(43,175)

__________________
/1/ Since Fund inception, March 1, 2001.

                                                                                                                   Money
                                                                              Bond Index                           Market
                                                                              Portfolio                          Portfolio
                                                                      6/30/2002       12/31/2001        6/30/2002         12/31/2001
---------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                                             $2,855,210      $4,137,260          $398,173         $1,656,671
Net realized gains/(losses) on investments                                (281,366)         792,527                 -                  -
Change in net unrealized appreciation/(depreciation)
on investments                                                            1,165,414       1,009,896                 -                  -
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                                          $3,739,258      $5,939,683          $398,173         $1,656,671

Distributions to Shareholders
From net investment income                                              (2,993,867)     (4,739,749)         (398,173)        (1,656,671)
From net realized gains                                                           -               -                 -                  -
Total Distributions to Shareholders                                    ($2,993,867)    ($4,739,749)        ($398,173)       ($1,656,671)

Fund Share Transactions
Purchases of fund shares                                                 26,246,672     $43,502,236       $77,517,555       $111,681,113
Income dividends reinvested                                               2,993,867       4,739,749           404,895          1,668,329
Gain distributions reinvested                                                     -               -                 -                  -
Redemption of fund shares                                               (4,729,708)     (9,555,572)      (78,486,280)       (96,875,110)
Net Increase/(Decrease) in Net Assets from
Fund Share Transactions                                                 $24,510,831     $38,686,413        ($563,830)        $16,474,332

Net Increase/(Decrease) in Net Assets                                   $25,256,222     $39,886,347        ($563,830)        $16,474,332

Net Assets Beginning of Period                                          $99,741,156     $59,854,809       $51,879,600        $35,405,268

Net Assets End of Period                                               $124,997,378     $99,741,156       $51,315,770        $51,879,600

Accumulated Net Investment Income/(Loss)                                 ($217,643)       ($78,986)           $     -            $     -

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Variable Product Series Fund, Inc.
Notes to Financial Statements

As of June 30, 2002

(A) Organization

The AAL Variable Product Series Fund, Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund is a “series” fund consisting of fourteen separate investment portfolios (known as the AAL Technology Stock Portfolio, AAL Aggressive Growth Portfolio, AAL Small Cap Stock Portfolio, AAL Small Cap Index Portfolio, AAL Mid Cap Stock Portfolio, AAL Mid Cap Index Portfolio, AAL International Portfolio, AAL Capital Growth Portfolio, AAL Large Company Index Portfolio, AAL Equity Income Portfolio, AAL Balanced Portfolio, AAL High Yield Bond Portfolio, AAL Bond Index Portfolio, and AAL Money Market Portfolio, collectively the “Portfolios”). The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Aid Association for Lutherans / Lutheran Brotherhood (“AAL/LB”) and Lutheran Brotherhood Variable Insurance Products Company (“LBVIP”), an indirect wholly owned subsidiary of AAL/LB. The AAL Aggressive Growth Portfolio, the AAL International Portfolio, the AAL Equity Income Portfolio, and the AAL Money Market Portfolio are only available as investment options for the AAL Variable Annuity Accounts I & II and the AAL Variable Life Account I separate accounts. Additionally, the AAL Small Cap Index Portfolio, AAL International Portfolio, AAL Large Company Index Portfolio, and AAL High Yield Bond Portfolio are offered as investment options for the AAL Employee Savings Plan.

Effective January 1, 2002, Aid Association for Lutherans and Lutheran Brotherhood merged. Beginning May 1, 2002, shares of the AAL Technology Stock Portfolio, AAL Small Cap Stock Portfolio, AAL Small Cap Index Portfolio, AAL Mid Cap Stock Portfolio, AAL Mid Cap Index Portfolio, AAL Capital Growth Portfolio, AAL Large Company Index Portfolio, AAL Balanced Portfolio, and the AAL Bond Index Portfolio are offered as investment options for the Lutheran Brotherhood variable insurance products. As of the report date, the merged organization is in the process of obtaining regulatory approval of a new name, Thrivent Financial for Lutherans.

(B) Significant Accounting Policies

The Portfolios' principal accounting policies are:
Valuation of Investments: Securities traded on national securities exchanges are valued at the last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at cost, which approximates fair market value. All other instruments held by the AAL Money Market Portfolio and money market investments with a remaining maturity of 60 days or less held by the other Portfolios are valued on an amortized cost basis, which approximates fair value. The AAL International Portfolio and the AAL Aggressive Growth Portfolio invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities for which no last sales price is available, are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under the supervision of the Fund’s Board of Directors. At June 30, 2002, one security in the AAL Small Cap Index Portfolio was valued at fair value.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. For federal income tax purposes, the AAL International Portfolio and AAL Aggressive Growth Portfolio treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts: In connection with purchases and sales of securities denominated in foreign currencies, the AAL Aggressive Growth Portfolio and the AAL International Portfolio may enter into forward currency contracts. Additionally, the AAL International Portfolio and AAL Aggressive Growth Portfolio may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counter-parties fail to settle these forward contracts, the AAL Aggressive Growth Portfolio and the AAL International Portfolio could be exposed to foreign currency fluctuations.

Federal Income Taxes: No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Distributions to Shareholders: The Portfolios intend to distribute all of their net investment income and net realized capital gains, if any, as dividends. All Portfolios except for the AAL High Yield Bond Portfolio, AAL Bond Index Portfolio, and the AAL Money Market Portfolio, pay net investment income dividends (if any) annually. The AAL High Yield Bond Portfolio and the AAL Bond Index Portfolio expect to declare and pay net investment income dividends monthly. The AAL Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly. Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year. Net investment income and net capital gain distributions are recorded on the ex-dividend date.

Credit Risk: The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payments in default.

Accounting Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expenses: The Portfolios are charged for those expenses that are directly attributed to each Portfolio, such as advisory and custody fees. Expenses that are not directly attributable to a Portfolio are typically allocated among the Fund’s Portfolios in proportion to their respective net assets or other reasonable basis.

Other: For financial statement purposes investment transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes amortization of premiums and discounts using the interest method. Realized gains and losses from investment transactions are determined on a specific cost identification basis.

(C) Investment Advisory Fees and Transactions with Related Parties

Effective January 1, 2002, in connection with the merger of Aid Association for Lutherans and Lutheran Brotherhood, AAL/LB (the “Adviser”) became the investment adviser to the Fund. The Adviser, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder record keeping and other services to the Fund. Investment advisory fees are stipulated within the investment advisory agreement. The annualized rates of fees as a percentage of average daily net assets under the investment advisory agreement were as follows:

      Portfolio                    Advisory Fees
--------------------------------------------------------
AAL Technology Stock                   0.75%
AAL Aggressive Growth
     First $100 million                0.80%
     Next $400 million                 0.75%
     Over $500 million                 0.70%
AAL Small Cap Stock
     First $200 million                0.70%
     Over $200 million                 0.65%
AAL Small Cap Index
     First $250 million                0.35%
     Over $250 million                 0.30%
AAL Mid Cap Stock
     First $200 million                0.70%
     Next $800 million                 0.65%
     Over $1 billion                   0.60%
AAL Mid Cap Index
     First $250 million                0.35%
     Over $250 million                 0.30%
AAL International                      0.80%
AAL Capital Growth
     First $500 million                0.65%
     Next $500 million                 0.575%
     Next $4 billion                   0.50%
     Over $5 billion                   0.45%
AAL Large Company Index
     First $250 million                0.35%
     Over $250 million                 0.30%
AAL Equity Income                      0.45%
AAL Balanced
     First $250 million                0.35%
     Over $250 million                 0.30%
AAL High Yield Bond                    0.40%
AAL Bond Index
     First $250 million                0.35%
     Over $250 million                 0.30%
AAL Money Market
     First $250 million                0.35%
     Over $250 million                 0.30%

From its advisory fee, the Adviser pays Oechsle International Advisors L.L.C. a sub-advisory fee for the performance of sub-advisory services for the AAL International Portfolio. The sub-advisory fee is equal to an annual fee of 0.54% on the first $20 million of average daily net assets, 0.45% on the next $30 million of average daily net assets, and 0.36% on average daily net assets over $50 million.

From its advisory fee, the Adviser pays Pacific Investment Management Company (PIMCO) a sub-advisory fee for the performance of sub-advisory services for the AAL High Yield Bond Portfolio. The sub-advisory fee is 0.25% of average daily net assets and paid by the Adviser out of its existing advisory fees.

From its advisory fee, the Adviser pays Janus Capital Corporation a sub-advisory fee for the performance of sub-advisory services for the AAL Aggressive Growth Portfolio. The sub-advisory fee is 0.55% on the first $100 million of average daily net assets, 0.50% on the next $400 million of average daily net assets, and 0.45% on average daily net assets over $500 million.

The AAL Technology Stock Portfolio, AAL Small Cap Stock Portfolio, AAL Small Cap Index Portfolio, AAL Mid Cap Stock Portfolio, AAL Mid Cap Index Portfolio, AAL Capital Growth Portfolio, AAL Large Company Index Portfolio, AAL Equity Income Portfolio, AAL Balanced Portfolio, and the AAL Bond Index Portfolio may invest in the AAL Money Market Portfolio, subject to certain limitations. These related-party transactions are subject to the same terms as non-related-party transactions except that, to avoid duplicate investment advisory fees, the Portfolios are reimbursed for the amount of investment advisory fees paid to the Adviser through the AAL Money Market Portfolio.

The Adviser has directed certain of the Portfolios’ trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement only to the extent that custodian fees and other expenses are not voluntarily reimbursed by the Adviser. For the period ended June 30, 2002, directed brokerage credits totaling $18,036 were used to reduce the following Portfolios’ expenses: $2,168 for the AAL Technology Stock Portfolio, $3,356 for the AAL Small Cap Stock Portfolio, $2,016 for the AAL Mid Cap Stock Portfolio, $7,124 for the AAL Capital Growth Portfolio, and $3,372 for the AAL Equity Income Portfolio. In accordance with Securities and Exchange Commission requirements, such amounts are shown as expenses and have been included in custody fees in the Statement of Operations, with the corresponding credits reflected as reimbursements.

Each director who is not affiliated with AAL/LB receives an annual fee for services as a director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred director’s fees as if invested in any one of the AAL Mutual Funds. The value of each director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected AAL Mutual Funds. For the six months ended June 30, 2002, unaffiliated directors of the Fund not participating in the above plan received payments for director’s fees in the aggregate amount of $16,500. No remuneration has been paid by the Fund to officers or directors affiliated with AAL/LB.

At June 30, 2002, all of the shares of each Portfolio are owned by AAL/LB, the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I, the LB Variable Annuity Account I, the LB Variable Insurance Account I, the LBVIP Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, and the AAL Employee Savings Plan.

The Adviser voluntarily reimburses expenses in excess of each Portfolio’s advisory fees for the AAL Technology Stock Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Mid Cap Stock Portfolio, the AAL Mid Cap Index Portfolio, the AAL International Portfolio, the AAL Capital Growth Portfolio, the AAL Equity Income Portfolio, the AAL High Yield Bond Portfolio, the AAL Bond Index Portfolio, and the AAL Money Market Portfolio. This voluntary waiver of expenses may be modified or discontinued at any time by the Adviser.

(D) Investment Transactions

For the six months ended June 30, 2002, the cost of investment securities purchased and the proceeds from investment securities sold (not including short-term investments and U.S. government obligations) were as follows:

Portfolio                            Purchases        Sales
----------------------------------------------------------------
AAL Technology Stock                 $5,236,240     $2,572,837
AAL Aggressive Growth                 6,004,547      4,033,205
AAL Small Cap Stock                  20,489,079      9,457,634
AAL Small Cap Index                  37,226,704     31,801,958
AAL Mid Cap Stock                    17,021,755      8,222,809
AAL Mid Cap Index                    10,696,819      1,026,633
AAL International                    25,966,472     18,863,128
AAL Capital Growth                   21,736,768        759,832
AAL Large Company Index               8,722,392     21,616,116
AAL Equity Income                     9,626,463      4,381,539
AAL Balanced                         60,697,230     46,726,388
AAL High Yield Bond                  17,576,002     15,340,088
AAL Bond Index                       26,319,754     13,257,673

For the six months ended June 30, 2002, the AAL Balanced Portfolio purchased $4,794,531 and sold $15,704,928 in U.S. Government securities.

For the six months ended June 30, 2002, the AAL Bond Index Portfolio purchased $17,451,219 and sold $6,188,193 in U.S. Government securities.

At December 31, 2001, the following Portfolios had accumulated net realized capital loss carryovers expiring in the following years:

Net Capital Loss Carryovers Expiring

Portfolio              2006       2007       2008       2009
----------------------------------------------------------------
Technology Stock       $   -     $   -       $   -    $614,840
Aggressive Growth          -         -           -     756,931
Mid Cap Stock              -         -           -     173,662
International              -         -           -  11,053,400
Capital Growth             -         -           -      61,832
Equity Income              -         -           -     246,569
High Yield Bond       84,677   846,530   8,170,470   3,470,883
Bond Index                 -         -     298,800           -

To the extent that these Portfolios realize net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.

The gross and net unrealized appreciation and depreciation on investments at June 30, 2002, were as follows:

                                                  Net Unrealized
                                                   Appreciation
   Portfolio        Appreciation  (Depreciation)  (Depreciation)
----------------------------------------------------------------
Technology Stock       213,495     (3,890,556)     (3,677,061)
Aggressive Growth      290,579     (1,941,590)     (1,651,011)
Small Cap Stock      2,568,128     (3,156,373)       (588,245)
Small Cap
Index               63,649,963    (69,641,077)     (5,991,114)
Mid Cap Stock        1,832,255     (4,322,104)     (2,489,849)
Mid Cap Index        2,016,127     (2,843,321)       (827,194)
International        4,496,644    (10,981,698)     (6,485,055)
Capital Growth       2,144,390    (11,922,310)     (9,777,920)
Large Company
Index              123,779,451   (185,019,873)    (61,240,422)
Equity Income          775,705     (2,461,963)     (1,686,258)
Balanced            54,809,259   (114,451,198)    (59,641,939)
High Yield Bond        497,581     (3,386,371)     (2,888,790)
Bond Index           3,146,201       (411,719)      2,734,482

(E) Investments in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of investments represent 5% or more of the outstanding voting securities of the issuer, and any other Portfolios of the Fund. A summary of transactions in the AAL Money Market Portfolio for the six months ended June 30, 2002 is as follows:

                                                                                                          Dividend
                                      Gross           Gross Sales      Balance of          Value           Income
Portfolios Invested in the          Purchases             and          Shares Held       June 30,     January 1, 2002-
AAL Money Market Portfolio        and Additions        Reductions     June 30, 2002         2002       June 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
AAL Technology Stock               $2,488,247          $2,161,283        $326,964        $326,964          $2,398
AAL Small Cap Stock                 9,295,273           8,276,155       1,019,118       1,019,118           8,456
AAL Small Cap Index                11,712,995          11,712,995               -               -           7,789
AAL Mid Cap Stock                   9,082,418           7,872,747       1,209,671       1,209,671           6,519
AAL Mid Cap Index                   7,397,417           6,893,463         503,954         503,954           2,435
AAL Capital Growth                  9,630,857           9,038,326         592,531         592,531           9,723
AAL Large Company Index            15,871,466          15,871,466               -               -           6,708
AAL Equity Income                   6,358,585           5,390,421         968,164         968,164           5,109
AAL Bond Index                     13,406,615          11,865,767       1,540,848       1,540,848           8,989

(F) Capital Share Transactions

Transactions in Fund shares for the six months ended June 30, 2002 and the year ended December 31, 2001, were as follows:

AAL Technology Stock Portfolio

                              Period Ended      Period Ended
                               6/28/2002        12/31/2001
-----------------------------------------------------------------------
Shares purchased                  437,337         1,237,548
Income dividends reinvested             -                 -
Capital gains reinvested                -                 -
Shares redeemed                   (59,011)         (125,207)
Net Increase in Fund shares       378,326         1,112,341
-----------------------------------------------------------------------

AAL Aggressive Growth Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                  278,035         1,152,777
Income dividends reinvested             -               548
Capital gains reinvested                -                 -
Shares redeemed                   (26,617)          (96,818)
Net Increase in Fund shares       251,418         1,056,507
-----------------------------------------------------------------

AAL Small Cap Stock Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                1,121,230         2,199,621
Income dividends reinvested             -             1,108
Capital gains reinvested                -             1,825
Shares redeemed                  (113,236)          (66,952)
Net Increase in Fund shares     1,007,994         2,135,602
-------------------------------------------------------------------

AAL Small Cap Index Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                1,108,516         2,305,213
Income dividends reinvested             -            89,067
Capital gains reinvested                -         1,427,706
Shares redeemed                  (856,163)       (2,277,063)
Net Increase in Fund shares       252,353         1,544,923
------------------------------------------------------------------

AAL Mid Cap Stock Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                1,101,612         2,469,174
Income dividends reinvested             -             3,988
Capital gains reinvested                -                 -
Shares redeemed                   (81,801)          (87,548)
Net Increase in Fund shares     1,019,811         2,385,614
------------------------------------------------------------------

AAL Mid Cap Index Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                  976,520         1,431,084
Income dividends reinvested             -             2,161
Capital gains reinvested                -               946
Shares redeemed                   (54,206)          (40,155)
Net Increase in Fund shares       922,314         1,394,036
-------------------------------------------------------------------

AAL International Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                1,008,597         1,594,745
Income dividends reinvested             -           120,054
Capital gains reinvested                -                 -
Shares redeemed                  (386,185)       (1,391,928)
Net Increase in Fund shares       622,412           322,871
-----------------------------------------------------------------

AAL Capital Growth Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                2,685,073         5,818,140
Income dividends reinvested             -            13,625
Capital gains reinvested                -                -
Shares redeemed                  (268,540)         (201,575)
Net Increase in Fund shares     2,416,533         5,630,190
------------------------------------------------------------------

AAL Large Company Index Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                1,063,352         2,684,907
Income dividends reinvested             -           367,556
Capital gains reinvested                -         1,278,405
Shares redeemed                (1,968,147)       (4,552,799)
Net Decrease in Fund shares      (904,795)         (221,931)
------------------------------------------------------------------

AAL Equity Income Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                  638,257         1,905,385
Income dividends reinvested             -            10,692
Capital gains reinvested                -                 -
Shares redeemed                   (66,110)          (92,665)
Net Increase in Fund shares       572,147         1,823,412
------------------------------------------------------------------

AAL Balanced Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                1,399,186         3,833,163
Income dividends reinvested             -         1,597,707
Capital gains reinvested                -           281,991
Shares redeemed                (2,682,370)       (5,950,278)
Net Decrease in Fund shares    (1,283,184)         (237,417)
------------------------------------------------------------------

AAL High Yield Bond Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                  827,754           924,027
Income dividends reinvested       154,000           297,185
Capital gains reinvested                -                 -
Shares redeemed                  (276,902)         (684,610)
Net Increase in Fund shares       704,852           536,602
------------------------------------------------------------------

AAL Bond Index Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased                2,556,815         4,238,414
Income dividends reinvested       292,215           463,521
Capital gains reinvested                -                 -
Shares redeemed                  (462,148)         (933,663)
Net Increase in Fund shares     2,386,882         3,768,272
-----------------------------------------------------------------

AAL Money Market Portfolio

                              Period Ended      Period Ended
                               6/28/2002         12/31/2001
-----------------------------------------------------------------
Shares purchased               77,517,555       111,681,113
Income dividends reinvested       404,895         1,668,329
Capital gains reinvested                -                 -
Shares redeemed               (78,486,280)      (96,875,110)
------------------------------------------------------------------
Net Increase (Decrease)
in Fund shares                   (563,830)       16,474,332
------------------------------------------------------------------

(G) Forward Currency Contracts

As of June 30, 2002, the AAL Aggressive Growth Portfolio had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $10,598.

                                                                                              Unrealized
                   Expiration                         Contract          Market Value         Appreciation/
Purchased             Date             Quantity        Amount           End of Period       (Depreciation)
-------------------------------------------------------------------------------------------------------------
EURO                10/10/2002           37,000         34,745             36,385                1,640
EURO                10/25/2002           20,000         19,138             19,654                  516
EURO                 11/7/2002           30,000         27,846             29,466                1,620
-------------------------------------------------------------------------------------------------------------
                                                                                                 3,776

                                                                                              Unrealized
                   Expiration                         Contract          Market Value         Appreciation/
Sold                  Date             Quantity        Amount           End of Period       (Depreciation)
-------------------------------------------------------------------------------------------------------------
EURO                10/10/2002          102,000         92,130            100,305               (8,175)
EURO                10/25/2002           35,000         30,923             34,395               (3,472)
EURO                 11/7/2002           30,000         26,895             29,467               (2,572)
EURO                 1/31/2003            5,000          4,739              4,894                 (155)
-------------------------------------------------------------------------------------------------------------
                                                                                               (14,374)
-------------------------------------------------------------------------------------------------------------
                                                                            Total             $(10,598)
=============================================================================================================

As of June 30, 2002, the AAL International Portfolio had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $812.

                                                                                                     Unrealized
                            Expiration                        Contract          Market Value        Appreciation/
Purchased                      Date            Quantity        Amount           End of Period      (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
Great Britain Pound          7/1/2002           71,557       $109,122           $109,081                $(41)
Great Britain Pound          7/2/2002           95,047        145,205            144,889                (316)
Great Britain Pound          7/3/2002           74,811        114,170            114,042                (128)
Japanese Yen                 7/1/2002       11,244,971         94,480             93,821                (659)
Japanese Yen                 7/2/2002        7,448,308         62,207             62,144                 (63)
Japanese Yen                 7/3/2002        8,332,985         69,450              69525                  75
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      (1,132)

                                                                                                     Unrealized
                           Expiration                         Contract          Market Value        Appreciation/
Sold                          Date             Quantity        Amount           End of Period      (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Great Britain Pound          7/2/2002           61,816         94,437             94,231                 206
Great Britain Pound          7/3/2002          117,139        178,766             178566                 200
Japanese Yen                 7/3/2002        9,631,801         80,275             80,361                (86)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         320
--------------------------------------------------------------------------------------------------------------------------
                                                                                   Total               $(812)
==========================================================================================================================

AAL Variable Product Series Fund, Inc.
Financial Highlights

The following table presents per share information for each Portfolio of the AAL Variable Product Series Fund, Inc. for the period presented, which should be read in conjunction with the financial statements and related notes.

                                                                       Technology Stock                Aggressive Growth
                                                                          Portfolio                      Portfolio
                                                                        Period Ended                   Period Ended
                                                                6/28/2002      12/31/2001(c)   6/28/2002    12/31/2001(c)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $7.87          $10.00         $7.95         $10.00

Income from Investment Operations
Net investment income (loss)                                       (0.02)          (0.02)             0           0.02
Net realized and unrealized gain (loss) on investments             (2.71)          (2.11)        (1.85)         (2.06)
Total from Investment Operations                                   (2.73)          (2.13)        (1.85)         (2.04)

Less Distributions from:
Net investment income                                                   -               -             -         (0.01)
Net realized gains                                                      -               -             -              -
Total Distributions                                                     -               -             -         (0.01)

Net increase (decrease) in net asset value                         (2.73)          (2.13)        (1.85)         (2.05)
Net asset value: End of period                                      $5.14           $7.87         $6.10          $7.95

Total return (a)                                                 (34.67)%        (21.30)%      (23.23)%       (20.42)%
Net assets value, end of period (in thousands)                     $7,665          $8,752        $7,982         $8,395
Ratio of expenses to average net assets (b)                         0.74%           0.75%         0.80%          0.80%
Ratio of net investment income (loss) to average net              (0.54)%         (0.40)%         0.08%          0.31%
assets (b)
Portfolio turnover rate                                            31.57%          44.28%        52.05%         88.77%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         1.55%           1.76%         1.58%          1.73%
Ratio of net investment income (loss) to average net              (1.36)%         (1.41)%       (0.70)%        (0.62)%
assets (b)

____________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception, March 1, 2001.

                                                                Small Cap Stock Portfolio                                   Small Cap Index Portfolio
                                                               Period Ended   Period Ended       Year Ended    Year Ended      Year Ended  Year Ended   Year Ended   Year Ended
                                                                6/28/2002    12/31/2001(c)       6/28/2002     12/31/2001     12/31/2000   12/31/1999   12/31/1998   12/31/1997
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                               $11.09          $10.00        $13.59         $13.64         $13.20       $12.40       $14.88       $12.54

Income from Investment Operations
Net investment income (loss)                                           0             0.01         0.02            0.05           0.06         0.06         0.08         0.11
Net realized and unrealized gain (loss) on investments             (0.71)             1.1        (0.05)           0.82           1.44         1.43       (0.13)         3.05
Total from Investment Operations                                   (0.71)            1.11        (0.03)           0.87            1.5         1.49       (0.05)         3.16

Less Distributions from:
Net investment income                                                   -          (0.01)             -         (0.05)         (0.06)       (0.06)       (0.08)       (0.11)
Net realized gains                                                      -          (0.01)             -         (0.87)            (1)       (0.63)       (2.35)       (0.71)
Total Distributions                                                     -          (0.02)             -         (0.92)         (1.06)       (0.69)       (2.43)       (0.82)

Net increase (decrease) in net asset value                         (0.71)            1.09        (0.03)         (0.05)           0.44          0.8       (2.48)         2.34
Net asset value: End of period                                     $10.38          $11.09        $13.56         $13.59         $13.64       $13.20       $12.40       $14.88

Total return (a)                                                  (6.44)%          11.10%        (0.25%)         6.38%         11.23%       12.19%        0.14%       25.37%
Net assets value, end of period (in thousands)                    $33,617         $23,682      $327,231       $324,535       $304,738     $225,952     $198,321     $152,928
Ratio of expenses to average net assets (b)                         0.69%           0.70%         0.40%          0.39%          0.35%        0.35%        0.35%        0.35%
Ratio of net investment income (loss) to average net              (0.05)%           0.15%         0.33%          0.40%          0.43%        0.49%        0.55%        0.81%
assets (b)
Portfolio turnover rate                                            34.38%          46.47%         9.53%         20.25%         46.38%       30.51%      103.70%       29.65%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         0.98%           1.35%         0.40%          0.40%          0.40%        0.41%        0.43%        0.45%
Ratio of net investment income (loss) to average net              (0.35)%         (0.50)%         0.33%          0.39%          0.37%        0.44%        0.47%        0.71%
assets (b)

_______________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception, March 1, 2001.

                                                                  Mid Cap Stock Portfolio         Mid Cap Index Portfolio
                                                                       Period Ended                     Period Ended
                                                                6/28/2002      12/31/2001(c)    6/28/2002    12/31/2001(c)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $9.02          $10.00        $10.23         $10.00

Income from Investment Operations
Net investment income                                                0.01            0.02          0.03           0.06
Net realized and unrealized gain (loss) on investments             (0.45)          (0.98)        (0.38)           0.25
Total from Investment Operations                                   (0.44)          (0.96)        (0.35)           0.31

Less Distributions from:
Net investment income                                                   -          (0.02)             -         (0.06)
Net realized gains                                                      -               -             -         (0.02)
Total Distributions                                                     -          (0.02)             -         (0.08)

Net increase (decrease) in net asset value                         (0.44)          (0.98)        (0.35)           0.23
Net asset value: End of period                                      $8.58           $9.02         $9.88         $10.23

Total return (a)                                                  (4.92)%         (9.61)%       (3.41)%          3.11%
Net assets value, end of period (in thousands)                    $29,204         $21,515       $22,888        $14,266
Ratio of expenses to average net assets (b)                         0.68%           0.70%         0.34%          0.35%
Ratio of net investment income to average net assets (b)            0.37%           0.41%         0.70%          0.80%
Portfolio turnover rate                                            32.79%          94.85%         5.71%         20.33%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         1.05%           1.45%         0.87%          1.13%
Ratio of net investment income (loss) to average net                0.01%         (0.34)%         0.17%          0.02%
assets (b)

__________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception, March 1, 2001.
(d)  Since inception, March 2, 1998.

                                                                                         International Portfolio                     Capital Growth Portfolio
                                                                Period Ended   Year Ended      Year Ended    Year Ended      Period Ended     Period Ended  Period Ended
                                                                6/28/2002      12/31/2001      12/31/2000    12/31/1999      12/31/98(d)       6/28/2002    12/31/2001(c)
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $8.96          $12.28        $15.44         $11.05         $10.00        $9.19       $10.00

Income from Investment Operations
Net investment income                                                0.08            0.08          0.28           0.06           0.09         0.02         0.03
Net realized and unrealized gain (loss) on investments             (0.31)          (3.21)        (2.93)           4.51           0.96        (1.2)       (0.81)
Total from Investment Operations                                   (0.23)          (3.13)        (2.65)           4.57           1.05       (1.18)       (0.78)

Less Distributions from:
Net investment income                                                   -          (0.19)        (0.28)         (0.09)              -            -       (0.03)
Net realized gains                                                      -               -        (0.23)         (0.09)              -            -            -
Total Distributions                                                     -          (0.19)        (0.51)         (0.18)              -            -       (0.03)

Net increase (decrease) in net asset value                         (0.23)          (3.32)        (3.16)           4.39           1.05       (1.18)       (0.81)
Net asset value: End of period                                      $8.73           $8.96        $12.28         $15.44         $11.05        $8.01        $9.19

Total return (a)                                                  (2.51)%        (25.49)%      (17.13)%         41.50%         10.41%     (12.88)%      (7.78)%
Net assets value, end of period (in thousands)                    $64,863         $60,943       $79,580        $44,017        $15,595      $64,421      $51,748
Ratio of expenses to average net assets (b)                         0.80%           0.80%         0.80%          0.80%          0.80%        0.64%        0.65%
Ratio of net investment income to average net assets (b)            1.34%           0.76%         2.46%          0.74%          1.25%        0.53%        0.60%
Portfolio turnover rate                                            30.95%          48.74%        29.60%         45.08%         32.66%        1.32%        1.38%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         1.13%           1.08%         0.98%          1.13%          1.30%        0.84%        1.04%
Ratio of net investment income (loss) to average net                1.01%           0.48%         2.27%          0.41%          0.75%        0.34%        0.21%
assets (b)

___________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods  shown.  Not  annualized  for  periods  less  than  one  year.
(b)  Calculated on an annualized basis.
(c)  Since inception,  March 1, 2001.
(d)  Since inception, March 2, 1998.

                                                                                             Large Company Index Portfolio
                                                                 Period         Year            Year          Year           Year           Year
                                                                 Ended          Ended           Ended         Ended          Ended          Ended
                                                                6/28/2002      12/31/2001    12/31/2000     12/31/1999     12/31/1998   12/31/1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $20.26          $24.12        $27.10         $22.90         $18.06       $13.83

Income from Investment Operations
Net investment income                                                0.11            0.21          0.23           0.25           0.24         0.23
Net realized and unrealized gain (loss) on investments             (2.81)          (3.13)         (2.7)           4.42           4.85         4.25
Total from Investment Operations                                    (2.7)          (2.92)        (2.47)           4.67           5.09         4.48

Less Distributions from:
Net investment income                                                   -          (0.21)        (0.23)         (0.25)         (0.24)       (0.23)
Net realized gains                                                      -          (0.73)        (0.28)         (0.22)         (0.01)       (0.02)
Total Distributions                                                     -          (0.94)        (0.51)         (0.47)         (0.25)       (0.25)

Net increase (decrease) in net asset value                          (2.7)          (3.86)        (2.98)            4.2           4.84         4.23
Net asset value: End of period                                     $17.56          $20.26        $24.12         $27.10         $22.90       $18.06

Total return (a)                                                 (13.33)%        (12.15)%       (9.18)%         20.52%         28.36%       32.59%
Net assets value, end of period (in thousands)                   $638,926        $755,440      $904,842       $873,762       $572,361     $318,475
Ratio of expenses to average net assets (b)                         0.36%           0.34%         0.31%          0.32%          0.33%        0.35%
Ratio of net investment income to
average net assets (b)                                              1.10%           0.98%         0.87%          1.01%          1.20%        1.48%
Portfolio turnover rate                                             1.23%           4.04%         3.76%          2.74%          1.49%        1.00%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         0.36%           0.35%         0.34%          0.35%          0.38%        0.43%
Ratio of net investment income to
average net assets (b)                                              1.10%           0.97%         0.84%          0.98%          1.15%        1.39%

_______________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception, March 1, 2001.

                                                                   Equity Income Portfolio                               Balanced Portfolio
                                                                 Period Ended   Period Ended   Year Ended     Year Ended     Year Ended     Year Ended   Year Ended
                                                                  6/28/2002     12/31/2001(c)   6/28/2002     12/31/2001     12/31/2000   12/31/1999   12/31/1998   12/31/1997
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $9.36          $10.00        $14.38         $15.45         $16.72       $15.97       $14.05       $11.96

Income from Investment Operations
Net investment income                                                0.06            0.12          0.19            0.4           0.56         0.53          0.5         0.46
Net realized and unrealized gain (loss) on investments             (0.83)          (0.65)         (1.1)         (0.94)         (0.67)         1.19         2.17         2.09
Total from Investment Operations                                   (0.77)          (0.53)        (0.91)         (0.54)         (0.11)         1.72         2.67         2.55

Less Distributions from:
Net investment income                                                   -          (0.11)             -         (0.45)         (0.56)       (0.53)        (0.5)       (0.46)
Net realized gains                                                      -               -             -         (0.08)          (0.6)       (0.44)       (0.25)            -
Total Distributions                                                     -          (0.11)             -         (0.53)         (1.16)       (0.97)       (0.75)       (0.46)

Net increase (decrease) in net asset value                         (0.77)          (0.64)        (0.91)         (1.07)         (1.27)         0.75         1.92         2.09
Net asset value: End of period                                      $8.59           $9.36        $13.47         $14.38         $15.45       $16.72       $15.97       $14.05

Total return (a)                                                  (8.23)%         (5.31)%       (6.35)%        (3.49)%        (0.67)%       11.00%       19.27%       21.71%
Net assets value, end of period (in thousands)                    $20,577         $17,066      $679,752       $744,423       $803,588     $777,646     $545,337     $306,501
Ratio of expenses to average net assets (b)                         0.44%           0.45%         0.36%          0.35%          0.32%        0.32%        0.33%        0.35%
Ratio of net investment income to
average net assets (b)                                              1.35%           1.79%         2.78%          2.70%          3.41%        3.26%        3.38%        3.62%
Portfolio turnover rate                                            23.81%          20.91%         9.63%         28.93%         18.27%       16.91%       21.39%        6.86%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         0.82%           1.17%         0.36%          0.35%          0.35%        0.36%        0.39%        0.43%
Ratio of net investment income to
average net assets (b)                                              0.97%           1.07%         2.78%          2.70%          3.38%        3.22%        3.32%        3.53%

_________________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception, March 1, 2001.

                                                                                         High Yield Bond Portfolio
                                                               Period Ended    Year Ended    Year Ended      Year Ended    Period Ended
                                                                6/28/2002      12/31/2001    12/31/2000      12/31/1999    12/31/1998(c)
-------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $6.33           $6.84         $7.69          $8.95         $10.00

Income from Investment Operations
Net investment income                                              0.26             0.6          0.74           0.89           0.74
Net realized and unrealized gain (loss) on investments           (0.56)           (0.5)        (0.85)         (1.26)         (1.05)
Total from Investment Operations                                  (0.3)             0.1        (0.11)         (0.37)         (0.31)

Less Distributions from:
Net investment income                                            (0.26)          (0.61)        (0.74)         (0.89)         (0.74)
Net realized gains                                                    -               -             -              -              -
Total Distributions                                              (0.26)          (0.61)        (0.74)         (0.89)         (0.74)

Net increase (decrease) in net asset value                       (0.56)          (0.51)        (0.85)         (1.26)         (1.05)
Net asset value: End of period                                    $5.77           $6.33         $6.84          $7.69          $8.95

Total return (a)                                                (4.99)%           1.41%       (1.46)%        (4.45)%        (3.25)%
Net assets value, end of period (in thousands)                  $35,504         $34,499       $33,603        $33,163        $27,965
Ratio of expenses to average net assets (b)                       0.40%           0.40%         0.40%          0.40%          0.40%
Ratio of net investment income to
average net assets (b)                                            8.58%           9.01%        10.19%         10.70%          9.54%
Portfolio turnover rate                                          46.57%          75.54%        98.91%         44.33%         25.43%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                       0.65%           0.65%         0.53%          0.50%          0.54%
Ratio of net investment income to
average net assets (b)                                            8.32%           8.76%        10.06%         10.61%          9.40%

_____________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception, March 2, 1998.

                                                                                                Bond Index Portfolio
                                                               Period Ended    Year Ended      Year Ended    Year Ended     Year Ended     Year Ended
                                                                6/28/2002      12/31/2001     12/31/2000     12/31/1999     12/31/1998     12/31/1997
---------------------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.24          $10.03         $9.60         $10.36         $10.15        $9.90

Income from Investment Operations
Net investment income                                                0.27            0.55          0.64           0.62           0.64         0.64
Net realized and unrealized gain (loss) on investments               0.08            0.27          0.43          -0.76           0.21         0.25
Total from Investment Operations                                     0.35            0.82          1.07          -0.14           0.85         0.89

Less Distributions from:
Net investment income                                              (0.28)          (0.61)        (0.64)         (0.62)         (0.64)       (0.64)
Net realized gains                                                      -               -             -              -              -            -
Total Distributions                                                (0.28)          (0.61)        (0.64)         (0.62)         (0.64)       (0.64)

Net increase (decrease) in net asset value                           0.07            0.21          0.43         (0.76)           0.21         0.25
Net asset value: End of period                                     $10.31          $10.24        $10.03          $9.60         $10.36       $10.15

Total return (a)                                                    3.46%           8.47%        11.45%        (1.35)%          8.59%        9.37%
Net assets value, end of period (in thousands)                   $124,997         $99,741       $59,855        $56,361        $42,207      $26,710
Ratio of expenses to average net assets (b)                         0.35%           0.35%         0.35%          0.35%          0.35%        0.35%
Ratio of net investment income to
average net assets (b)                                              5.38%           5.28%         6.54%          6.33%          6.26%        6.55%
Portfolio turnover rate                                            18.21%          51.22%        27.01%         19.50%         18.29%       18.41%

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         0.46%           0.49%         0.44%          0.44%          0.48%        0.52%
Ratio of net investment income to
average net assets (b)                                              5.26%           5.14%         6.45%          6.23%          6.13%        6.38%

__________________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.
(c)  Since inception, March 2, 1998.

                                                                                               Money Market Portfolio
                                                                  Period          Year           Year          Year           Year         Year
                                                                  Ended           Ended          Ended         Ended          Ended        Ended
                                                                6/28/2002       12/31/2001    12/31/2000     12/31/1999     12/31/1998   12/31/1997
---------------------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $1.00           $1.00         $1.00          $1.00          $1.00        $1.00

Income from Investment Operations
Net investment income                                                0.01            0.04          0.06           0.05           0.05         0.05
Net realized and unrealized gain (loss) on investments                  -               -             -              -              -            -
Total from Investment Operations                                     0.01            0.04          0.06           0.05           0.05         0.05

Less Distributions from:
Net investment income (loss)                                       (0.01)          (0.04)        (0.06)         (0.05)         (0.05)       (0.05)
Net realized gains                                                      -               -             -              -              -            -
Total Distributions                                                (0.01)          (0.04)        (0.06)         (0.05)         (0.05)       (0.05)

Net increase (decrease) in net asset value                              -               -             -              -              -            -
Net asset value: End of period                                      $1.00           $1.00         $1.00          $1.00          $1.00        $1.00

Total return (a)                                                    0.73%           3.79%         6.19%          4.94%          5.31%        5.33%
Net assets value, end of period (in thousands)                    $51,316         $51,880       $35,405        $46,494        $33,571      $25,460
Ratio of expenses to average net assets (b)                         0.35%           0.35%         0.35%          0.35%          0.35%        0.35%
Ratio of net investment income to
average net assets (b)                                              1.45%           3.55%         6.01%          4.85%          5.20%        5.24%
Portfolio turnover rate                                               N/A             N/A           N/A            N/A            N/A          N/A

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                         0.49%           0.51%         0.42%          0.41%          0.44%        0.46%
Ratio of net investment income to
average net assets (b)                                              1.31%           3.39%         5.94%          4.79%          5.11%        5.13%

____________________
(a)  Total return does not reflect  expenses that apply at the Variable  Account level.  Inclusion of these  expenses  would reduce the total return for the periods shown. Not annualized for periods less than one year.
(b)  Calculated on an annualized basis.

Except for the historical information contained in the foregoing reports on each of the Portfolios, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe habor provisions of the Securities Litigation Reform Act of 1995. These include discussions about each portfolio manager’s predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Portfolio in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager’s forcasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalized on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Portfolio to differ materially from the projected results for the Portfolio, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Portfolio.

Glossary of Terms

* Non income-producing security - A non income-producing security is a security which has not paid a dividend or interest payment in the past calendar year.

(1) The interest rate reflects the discount rate at the date of purchase.

(2) 144A security - A 144A security is a security that is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) Security in default - A security in default is a security that has missed its last interest payment.

(4) 4(2) Commercial paper - 4(2) commercial paper is a security that has not been fully registered with the SEC. Because the security has not been fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 4(2) classification and is no longer restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5) Illiquid security valued at fair value - A security that is not actively traded.

(6) Step-coupon bond - A debt instrument that pays a fixed rate for an initial period, then increases to a higher rate after a period of time.

Special Meeting of Shareholders (unaudited)

A Special Meeting of the AAL Variable Products Series Fund, Inc. (the Trust) was held on February 12, 2002, for owners of the AAL Aggressive Growth Portfolio. The meeting was held to consider and approve the new investment sub-advisory agreement among the Trust, on behalf of the AAL Aggressive Growth Portfolio, AAL Capital Management Corporation and Janus Capital Management LLC.

Holders of the following number of shares of the AAL Aggressive Growth Portfolio entitled to vote were present in person or by proxy at the Meeting:

                        In Person                         0
                        By Proxy              1,013,778.284
                                              -------------
                        Total                 1,013,778.284

Votes were cast as follows approving the matter submitted to the owners:

Proposal to approve the Sub-Advisory Agreement with Janus Capital Management LLC

                        Votes For       Votes Against     Votes Abstaining
        In Person               0                  0                   0
        By Proxy      961,236.661         13,087.789          39,453.834
                      --------------------------------------------------
        Total         961,236.661         13,087.789          39,453.834

[THRIVENT FINANCIAL FOR LUTHERANS LOGO HERE]
4321 N. Ballard Road, Appleton, WI 54919-0001
www.thrivent.com   e-mail: mail@thrivent.com   (800)225-5225

[THRIVENT INVESTMENT MANAGEMAENT LOGO HERE]
222 W. College Ave., Appleton, WI 54919-0007
www.thrivent.com   e-mail: mail@thrivent.com   (800)553-6319